                                                                   Exhibit 10.39

================================================================================

                       FIRST CONSUMERS CREDIT CORPORATION
                                     Seller,

                          FIRST CONSUMERS NATIONAL BANK
                                    Servicer

                                       and

                              THE BANK OF NEW YORK
                                Successor Trustee

                       on behalf of the Certificateholders

                       of the First Consumers Master Trust

                                   ----------

                         POOLING AND SERVICING AGREEMENT

                         Dated as of September 30, 1992,
                      amended and restated February 1, 1999
         and amended and restated a second time as of December 31, 2001

================================================================================

                                TABLE OF CONTENTS
                                -----------------

                                                                            Page
                                                                            ----

ARTICLE I DEFINITIONS

   Section 1.1    Definitions..................................................1
   Section 1.2    Other Definitional Provisions...............................21
   Section 1.3    Monthly Allocation of
                  Finance Charge Receivables..................................21

ARTICLE II TRANSFER OF RECEIVABLES; ISSUANCE OF
           CERTIFICATES

   Section 2.1    Transfer of Receivables.....................................22
   Section 2.2    Acceptance by Trustee.......................................23
   Section 2.3    Representations and Warranties of Seller Relating
                  to Seller...................................................24
   Section 2.4    Representations and Warranties of Seller Relating
                  to the Agreement and the Receivables........................26
   Section 2.5    Covenants of Seller.........................................30
   Section 2.6    Addition of Accounts........................................32
   Section 2.7    Removal of Accounts.........................................35
   Section 2.8    Discount Option.............................................37

ARTICLE III ADMINISTRATION AND SERVICING OF RECEIVABLES

   Section 3.1    Acceptance of Appointment and Other Matters
                  Relating to the Servicer....................................37
   Section 3.2    Servicing Compensation......................................39
   Section 3.3    Representations, Warranties and Covenants of the
                  Servicer....................................................40
   Section 3.4    Reports and Records for the Trustee; Bank Account
                  Statements..................................................41
   Section 3.5    Annual Servicer's Certificate...............................42
   Section 3.6    Annual Independent Public Accountants'
                  Servicing Report............................................42
   Section 3.7    Tax Treatment...............................................43

ARTICLE IV RIGHTS OF CERTIFICATEHOLDERS AND
           ALLOCATION AND APPLICATION OF
           COLLECTIONS

   Section 4.1    Rights of Certificateholders................................43
   Section 4.2    Establishment of Investor Accounts..........................44
   Section 4.3    Collections and Allocations.................................46

[THE REMAINDER OF ARTICLE IV IS RESERVED AND SHALL BE
   SPECIFIED IN ANY SUPPLEMENT WITH RESPECT TO ANY
   SERIES]....................................................................49

ARTICLE V [ARTICLE V IS RESERVED AND SHALL BE
          SPECIFIED IN ANY SUPPLEMENT WITH RESPECT
          TO ANY SERIES]......................................................49

ARTICLE VI THE CERTIFICATES

   Section 6.1    The Certificates............................................50
   Section 6.2    Authentication of Certificates..............................50
   Section 6.3    Registration of Transfer and Exchange of
                  Certificates................................................50
   Section 6.4    Mutilated, Destroyed, Lost
                  or Stolen Certificates......................................52
   Section 6.5    Persons Deemed Owners.......................................52
   Section 6.6    Appointment of Paying Agent.................................53
   Section 6.7    Access to List of Certificateholders' Names and
                  Addresses...................................................53
   Section 6.8    Authenticating Agent........................................54
   Section 6.9    Book-Entry Certificates.....................................55
   Section 6.10   Notices to Clearing Agency..................................56
   Section 6.11   Definitive Certificates Initially Issued as Book-Entry
                  Certificates................................................56
   Section 6.12   New Issuances...............................................57

ARTICLE VII OTHER MATTERS RELATING TO SELLER

   Section 7.1    Liability of Seller.........................................59
   Section 7.2    Merger or Consolidation of, or Assumption of the
                  Obligations of, Seller......................................59
   Section 7.3    Limitation on Liability of Seller...........................60

ARTICLE VIII OTHER MATTERS RELATING TO THE SERVICER

   Section 8.1    Liability of the Servicer...................................61
   Section 8.2    Merger or Consolidation of, or Assumption of the
                  Obligations of, the Servicer................................61

   Section 8.3    Limitation on Liability of the Servicer and Others..........61
   Section 8.4    Indemnification of the Trust and the Trustee................62
   Section 8.5    The Servicer Not to Resign..................................62
   Section 8.6    Access to Certain Documentation and Information
                  Regarding the Receivables...................................63
   Section 8.7    Delegation of Duties........................................63
   Section 8.8    Examination of Records......................................63

ARTICLE IX PAY OUT EVENTS

   Section 9.1    Pay Out Events..............................................64
   Section 9.2    Additional Rights Upon the Occurrence of
                  Certain Events..............................................64

ARTICLE X SERVICER DEFAULTS

   Section 10.1   Servicer Defaults...........................................65
   Section 10.2   Trustee to Act; Appointment of Successor....................67
   Section 10.3   Notification to Certificateholders..........................68
   Section 10.4   Waiver of Past Defaults.....................................68

ARTICLE XI THE TRUSTEE

   Section 11.1   Duties of Trustee...........................................69
   Section 11.2   Certain Matters Affecting the Trustee.......................71
   Section 11.3   Trustee Not Liable for Recitals in Certificates.............72
   Section 11.4   Trustee May Own Certificates................................72
   Section 11.5   Seller to Pay Trustee's Fees and Expenses...................72
   Section 11.6   Eligibility Requirements for Trustee........................73
   Section 11.7   Resignation or Removal of Trustee...........................73
   Section 11.8   Successor Trustee...........................................74
   Section 11.9   Merger or Consolidation of Trustee..........................74
   Section 11.10  Appointment of Co-Trustee or Separate Trustee...............75
   Section 11.11  Tax Returns.................................................76
   Section 11.12  Trustee May Enforce Claims Without Possession of
                  Certificates................................................76
   Section 11.13  Suits for Enforcement.......................................77
   Section 11.14  Rights of Certificateholders to Direct Trustee..............77
   Section 11.15  Representations and Warranties of Trustee...................77
   Section 11.16  Maintenance of Office or Agency.............................77
   Section 11.17  Requests for Agreement......................................78

ARTICLE XII TERMINATION

   Section 12.1   Termination of Trust........................................78
   Section 12.2   Optional Purchase and Final Maturity Date of
                  Investor Certificates.......................................78
   Section 12.3   Final Distributions.........................................80
   Section 12.4   Termination Rights of the Holder of the Seller
                  Interest....................................................81

ARTICLE XIII MISCELLANEOUS PROVISIONS

   Section 13.1   Amendment...................................................81
   Section 13.2   Protection of Right, Title and Interest to Trust............83
   Section 13.3   Limitation on Rights of Certificateholders..................84
   Section 13.4   Governing Law...............................................85
   Section 13.5   Notices.....................................................85
   Section 13.6   Severability of Provisions..................................85
   Section 13.7   Assignment..................................................85
   Section 13.8   Certificates Nonassessable and Fully Paid ..................86
   Section 13.9   Further Assurances..........................................86
   Section 13.10  No Waiver; Cumulative Remedies..............................86
   Section 13.11  Counterparts................................................86
   Section 13.12  Third-Party Beneficiaries...................................86
   Section 13.13  Actions by Certificateholders...............................86
   Section 13.14  Merger and Integration......................................87
   Section 13.15  Headings....................................................87
   Section 13.16  Effect on Existing Pooling Agreement........................87
   Section 13.17  No Petition.................................................87

                                    EXHIBITS

Exhibit A:   Form of Transfer Agreement of Receivables in Additional
             Accounts
Exhibit B:   Provisions to be Included in Opinion of Counsel with Respect to
             Additional Accounts
Exhibit C:   Form of Retransfer Agreement
Exhibit D:   Form of Monthly Servicer's Certificate
Exhibit E:   Form of Annual Servicer's Certificate
Exhibit F:   Provisions to be Included in Opinion with Respect to Amendments
Exhibit G:   Provisions to be Included in Annual Opinion of Counsel

                                    SCHEDULE

Schedule 1   List of Accounts
Schedule 2   Perfection Representations and Warranties

          POOLING AND SERVICING AGREEMENT, dated as of September 30, 1992, amended and restated as of February 1, 1999, and amended and restated a second time as of December 31, 2001, by and among FIRST CONSUMERS CREDIT CORPORATION, a Delaware corporation, as Seller, FIRST CONSUMERS NATIONAL BANK, a national banking association, as Servicer, and THE BANK OF NEW YORK, a banking corporation organized and existing under the laws of New York, as Trustee. This Agreement amends and restates the Pooling and Servicing Agreement dated as of September 30, 1992, as amended and restated February 1, 1999, by and between the parties hereto (the "Existing Pooling
                                                               ----------------
     Agreement").
     ---------

          In consideration of the mutual agreements herein contained, each party agrees as follows for the benefit of the other parties and for the benefit of the Certificateholders:

                                    ARTICLE I

                                   DEFINITIONS

          Section 1.1 Definitions. Whenever used in this Agreement, the
                      -----------
     following words and phrases shall have the following meanings:

          "Account" shall mean each MasterCard(R)* or VISA(R)* credit card
           -------
     account established pursuant to a Cardholder Agreement, and which is identified in Schedule 1 by account number and by Receivable balance as of
                   ----------
     the Cut Off Date, or identified as of each Addition Date in each computer file or microfiche list delivered to the Trustee by Seller pursuant to
     Section 2.6. The term "Account" shall also be deemed to refer to an
     ------------
     Additional Account, but only from and after the Addition Date with respect thereto, and the term "Account" shall be deemed to refer to any Removed Account prior to but not after the Removal Date with respect thereto.

          "Addition Date" shall mean, with respect to any Additional Accounts,
           -------------
     either the date five Business Days after the period or date when such Additional Accounts are required or permitted to be added as Accounts pursuant to subsections 2.6(a) or (b), or the date on which such Additional
                 ------------------    ---
     Accounts are automatically added as Accounts pursuant to subsection 2.6(e).
                                                              -----------------

     ----------
     MasterCard   is  a  registered   trademark  of   MasterCard   International
Incorporated and VISA is a registered trademark of VISA U.S.A., Inc.

          "Additional Accounts" shall mean the Accounts the receivables arising
           -------------------
     under which are transferred to the Trust in accordance with the procedures set forth in Section 2.6.
                  ------------

          "Adjusted Investor Amount" shall have, with respect to any Series, the
           ------------------------
     meaning specified in the related Supplement, or if no meaning for such term is specified in such Supplement, shall mean the Investor Amount for such Series.

          "Affiliate" of any specified Person, shall mean any other Person
           ---------
     directly or indirectly controlling or controlled by or under direct or indirect common control with such specified Person. For purposes of this definition, "control" when used with respect to any specified Person means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise; and the terms "controlling" and "controlled" have meanings correlative to the foregoing.

          "Aggregate Investor Amount" shall mean, as of any date of
           -------------------------
     determination, the sum of the Adjusted Investor Amounts of all Series issued and outstanding on such date of determination.

          "Aggregate Investor Percentage" with respect to Principal Receivables,
           -----------------------------
     Finance Charge Receivables and Receivables in Defaulted Accounts, as the case may be, shall mean, as of any date of determination, the sum of such Investor Percentages of all Series issued and outstanding on such date of determination; provided, however, that the Aggregate Investor Percentage shall not exceed 100%. "Aggregate Principal Balance" shall mean, as of any time of determination, the sum of (a) the Aggregate Principal Receivables,
     (b) the amount on deposit in the Excess Funding Account (exclusive of any investment earnings on such amount) and (c) the amounts on deposit in the Principal Accounts (exclusive of any investment earnings on such amounts), in each case as of such time.

          "Aggregate Principal Receivables" shall mean, as of any time of
           -------------------------------
     determination, the aggregate amount of Principal Receivables (excluding any Discount Option Receivables) as of the end of the prior day.

          "Aging Date" shall mean that date on which an Account is classified by
           ----------
     the processor as past due according to a predetermined aging schedule.

          "Agreement" shall mean this Pooling and Servicing Agreement and all
           ---------
     amendments hereof and supplements hereto, including any Supplement.

          "Amortization Period" shall mean, with respect to any Series, the
           -------------------
     period following the related Revolving Period, which shall be either the Controlled

     Amortization   Period  or  the  Rapid  Amortization  Period  or  any  other amortization period, in each case as defined with respect to such Series in the related Supplement.

          "Annual Account Additions" shall mean on any date of determination,
           ------------------------
     the number of Accounts the Receivables of which have been added to the Trust pursuant to subsections 2.6(a), (b) and (e) from and including the
                       ------------------  ---     ---
     first day of the eleventh Monthly Period preceding such date of determination.

          "Annual Quotient" shall have the meaning specified in subsection
           ---------------                                      ----------
     2.6(c)(ii).
     ----------

          "Applicants" shall have the meaning specified in Section 6.7.
           ----------                                      -----------

          "Authorized Newspapers" shall mean each newspaper of general
           ---------------------
     circulation in New York, New York, or in any other place specified by Seller, printed in the English language and customarily published on each Business Day, whether or not published on Saturdays, Sundays or holidays.

          "Base Amount" shall mean, at any date of determination, with reference
           -----------
     to Annual Account Additions or Quarterly Account Additions, the number of Accounts included in the Trust on the first day of the relevant measurement period before giving effect to any Accounts added to the Trust on such first day.

          "Base Rate" shall have, with respect to any Series, the meaning
           ---------
     specified in the related Supplement.

          "Book-Entry Certificates" shall mean certificates evidencing a
           -----------------------
     beneficial interest in any Investor Certificates, ownership and transfers of which shall be made through book entries by a Clearing Agency as described in Section 6.9; provided, that after the occurrence of a
                  -----------  --------
     condition whereupon book-entry registration and transfer are no longer permitted and Definitive Certificates are to be issued to the Certificate Owners, such Certificates shall no longer be "Book-Entry Certificates".

          "Business Day" shall mean each day which is neither a Saturday, a
           ------------
     Sunday nor any other day on which banking institutions in New York, New York, Portland, Oregon or Chicago, Illinois (or, with respect to any Series, any additional city specified in the related Supplement) are authorized or obligated by law or required by executive order to be closed.

          "Cardholder Agreement" shall mean the agreement (and the related
           --------------------
     application) for a MasterCard or VISA credit card account between any Obligor and Seller, as the same may be amended, modified or otherwise changed from time to time.

          "Cardholder Fees" shall mean, with respect to any Account, any fees
           ---------------
     specified in the Cardholder Agreement applicable to such Account, including without limitation, annual fees, over limit charges, late charges, returned check fees, and reinstatement charges.

          "Cardholder Guidelines" shall mean Seller's policies and procedures
           ---------------------
     relating to the operation of its credit card business, including, without limitation, the FCNB Credit Policy and Operations Manual or such other of its policies and procedures for determining the creditworthiness of credit card customers, the extension of credit to credit card customers, the terms on which repayments are required to be made, and relating to the maintenance of credit card accounts and collection of credit card account receivables, as said manual and such policies and procedures, as applicable, may be amended from time to time.

          "Carry-over Finance Charge Amount" shall have the meaning specified in
           --------------------------------
     Section 1.3.
     -----------

          "Cash Advance Fees" shall mean, with respect to any Account, any fees
           -----------------
     specified in the Cardholder Agreement applicable to such Account as cash advance fees or any similar term.

          "Certificate" shall mean any one of the Investor Certificates of any
           -----------
     Series.

          "Certificateholder" or "Holder" shall mean the Person in whose name a
           -----------------      ------
     Certificate is registered in the Certificate Register.

          "Certificate Interest" shall mean interest payable in respect of the
           --------------------
     Investor Certificates of any Series pursuant to Article IV as set forth in
                                                     ----------
     the Supplement related to such Series.

          "Certificate Owner" shall mean, with respect to a Book-Entry
           -----------------
     Certificate, the Person who is the owner of such Book-Entry Certificate, as reflected on the books of the Clearing Agency, or on the books of a Person maintaining an account with such Clearing Agency (directly or as an indirect participant, in accordance with the rules of such Clearing Agency).

          "Certificate Principal" shall mean principal payable in respect of the
           ---------------------
     Investor Certificates of any Series pursuant to Article IV as set forth in
                                                     ----------
     the Supplement related to such Series.

          "Certificate Rate" shall mean, with respect to any Series of
           ----------------
     Certificates, the rate (or formula on the basis of which such rate shall be determined) per annum stated for such Series in the related Supplement, which rate shall, unless otherwise provided in such Supplement, be calculated in each case on the basis of a 360-day year consisting of twelve 30-day months, provided that, in the case of the Monthly Period in which the Certificates of a Series are first issued, such rate shall be calculated for the number of actual days from the date of issuance.

          "Certificate Register" shall mean the register maintained pursuant to
           --------------------
     Section 6.3, providing for the registration of the Certificates and
     -----------
     transfers and exchanges thereof.

          "Class" shall mean, with respect to any Series, any one or more of the
           -----
     classes of Certificates of such Series as specified in the related Supplement.

          "Clearing Agency" shall mean an organization registered as a "clearing
           ---------------
     agency" pursuant to Section 17A of the Securities Exchange Act of 1934, as amended.

          "Clearing Agency Participant" shall mean a broker, dealer, bank, other
           ---------------------------
     financial institution or other Person for whom from time to time a Clearing Agency effects book-entry transfers and pledges of securities deposited with the Clearing Agency.

          "Closing Date" shall mean, with respect to any Series, the date
           ------------
     specified as such in the related Supplement.

          "Collection Account" shall have the meaning specified in subsection
           ------------------                                      ----------
     4.2(a).
     ------

          "Collection Subaccount" shall have the meaning specified in subsection
           ---------------------                                      ----------
     4.2(a).
     ------

          "Collections" shall mean all payments (including Insurance Proceeds
           -----------
     and Recoveries) received by the Servicer in respect of the Receivables, in the form of cash, checks, wire transfers, Automated Teller Machine transfers, net proceeds of redemption of certificates of deposit or liquidation of bank accounts or other form of payment in accordance with the Cardholder Agreement in effect from time to time on any Receivable. A Collection processed in respect of an Account (other than a Defaulted Account) in excess of the aggregate amount of Receivables in such Account as of the Date of Processing of such Collection shall be deemed to be a payment in respect of Principal Receivables to the extent of such excess. Collections with respect to any Monthly Period shall also include the amount of Interchange (if any) allocable to any Series of Certificates pursuant to any Supplement with respect to such Monthly Period (to the extent received by the Trust and deposited into each Series Finance Charge Account or any other Series Account, as the case may be, on the Transfer Date following such Monthly Period), to be applied as if such Collections were Finance Charge Receivables for all purposes.

          "Collections Deposit Day" shall mean the Business Day next preceding a
           -----------------------
     Transfer Date.

          "Controlled Amortization Amount" for any Series shall have the meaning
           ------------------------------
     specified in the related Supplement.

          "Controlled Amortization Period" for any Series shall have the meaning
           ------------------------------
     specified in the related Supplement.

          "Controlled Distribution Amount" for any Series shall have the meaning
           ------------------------------
     specified in the related Supplement.

          "Corporate Trust Office" shall mean the principal office of the
           ----------------------
     Trustee at which at any particular time its corporate trust business shall be administered, which office at the date of the execution of this Agreement is located at 2 North LaSalle Street, Suite 1020, Chicago, IL 60602.

          "Credit Adjustment" shall have the meaning specified in subsection
           -----------------                                      ----------
     4.3(e).
     ------

          "Credit Insurance" shall mean life, accident, health, disability,
           ----------------
     involuntary unemployment or other insurance of an Obligor to Seller to insure payment of any amount owing by such Obligor under an Account and which proceeds of such insurance are payable to Seller upon such Obligor's death, disability or involuntary unemployment.

          "Cut Off Date" shall mean September 22, 1992.
           ------------

          "Cycle" shall mean, with respect to any Account, the monthly billing
           -----
     cycle for such Account as determined in accordance with the Cardholder Guidelines as in effect on the date of this Agreement.

          "Cycle Billing Date" shall mean, with respect to any Account, each
           ------------------
     date on which bills are processed for the Cycle which includes such Account.

          "Date of Collection" shall mean any date during any Monthly Period
           ------------------
     that Collections are processed by the Servicer.

          "Date of Processing" shall mean, with respect to any transaction, the
           ------------------
     date on which such transaction is first recorded on the Servicer's computer master file of accounts (without regard to the effective date of such recordation).

          "Debtor Relief Laws" shall mean the Bankruptcy Code of the United
           ------------------
     States of America and all other applicable liquidation, conservatorship, bankruptcy, moratorium, rearrangement, receivership, insolvency, reorganization, suspension of payments, or similar debtor relief laws from time to time in effect affecting the enforcement rights of creditors (including creditors of national banking associations) generally.

          "Default Amount" shall mean, with respect to any Monthly Period, the
           --------------
     result of multiplying (i) the excess, if any, of the aggregate amount of Receivables in Defaulted Accounts charged off during such Monthly Period over Recoveries collected during such Monthly Period, times (ii) 1.00,
                                                           -----
     minus the percentage (expressed as a decimal) of Receivables (other than
     -----
     Receivables in Defaulted Accounts) constituting Finance Charge Receivables determined in accordance with Section 1.3.
                                   -----------

          "Defaulted Account" shall mean each Account with respect to which, in
           -----------------
     accordance with the Cardholder Guidelines or the Servicer's customary and usual servicing procedures for servicing credit card receivables comparable to the Receivables (which shall in any event provide for charge-off in the event of delinquency of 180 days or more), the Servicer has charged off the Receivables in such Account as uncollectible; an Account shall become a Defaulted Account on the day on which such Receivables are recorded as charged off on the Servicer's computer master file of accounts (regardless of whether such Receivables are charged off before or after the Cut Off Date or Addition Date of such Account, as the case may be).

          "Deficit Controlled Amortization Amount" for any Series shall have the
           --------------------------------------
     meaning specified in the related Supplement.

          "Definitive Certificates" shall have the meaning specified in Section
           -----------------------                                      -------
     6.9.
     ---

          "Deposit Obligation" shall mean the obligation of the Seller to make
           ------------------
     any deposit to the Excess Funding Account pursuant to subsections 2.4(d) or
                                                           ------------------
     4.3(e), and the obligation of the Servicer to make any payment or transfer
     ------
     of Collections to the Collection Account or Distribution Account pursuant to this Agreement.

          "Depository Agreement" shall mean, with respect to any Series, the
           --------------------
     agreement (if any) among the Seller, the Trustee and the initial Clearing Agency (if any) with respect to such Series.

          "Determination Date" shall mean the seventh calendar day prior to each
           ------------------
     Transfer Date.

          "Discount Option Date" shall mean each date on which a Discount
           --------------------
     Percentage designated by the Seller pursuant to Section 2.8 takes effect.
                                                     -----------

          "Discount Option Receivable Collections" shall mean on any Date of
           --------------------------------------
     Processing occurring in any Monthly Period succeeding the Monthly Period in which the Discount Option Date occurs, the product of (a) a fraction (i) the numerator of which is the Discount Option Receivables and (ii) the denominator of which is the Principal Receivables (including the Discount Option Receivables) in each case (for both the numerator and the denominator) at the end of the prior Date of Processing and (b) Collections of Original Principal Receivables on such Date of Processing.

          "Discount Option Receivables" shall have the meaning specified in
           ---------------------------
     Section 2.8. The aggregate amount of Discount Option Receivables
     -----------
     outstanding on any Date of Processing occurring on or after the Discount Option Date shall equal the result of (a) the aggregate Discount Option Receivables at the end of the prior Date of Processing (which amount, prior to the Discount Option Date, shall be zero), plus (b) any new Discount Option Receivables created on such Date of Processing, minus (c) any Discount Option Receivables Collections received on such Date of Processing. Discount Option Receivables created on any Date of Processing shall mean the product of the amount of any Original Principal Receivables created on such Date of Processing and the Discount Percentage.

          "Discount Percentage" shall have the meaning specified in Section 2.8.
           -------------------                                      -----------

          "Distribution Account" shall have the meaning specified in subsection
           --------------------                                      ----------
     4.2(c).
     ------

          "Distribution Date" shall mean the fifteenth day of the month after
           -----------------
     the month the Certificates are first issued and the fifteenth day of each calendar month thereafter, or, if any such fifteenth-day is not a Business Day, the next succeeding Business Day.

          "Eligible Account" shall mean, as of the Cut Off Date (or, with
           ----------------
     respect to Additional Accounts, as of the relevant Notice Date in respect of Additional Accounts added pursuant to subsection 2.6 (a) or (b) or the
                                              -----------------     ---
     fifth Business Day prior to the relevant Addition Date in respect of Additional Accounts added pursuant to subsection 2.6(e)) each Account:
                                           ------------------

          (a) which is payable in United States dollars;

          (b) which is serviced in any credit service center of Seller which is located in the United States;

          (c) the Obligor on which has provided, as its initial billing address, an address which is located in the United States or its territories or possessions;

          (d) which the Seller has not finally determined to be counterfeit or fraudulent;

          (e) which the Seller has not charged off in its customary and usual manner for charging off such Accounts as of the Cut Off Date (or, with respect to Additional Accounts as of the relevant Notice Date or Addition
     Date);

          (f) which was originated by FCNB in the ordinary course of business, unless the Rating Agency Condition has otherwise been satisfied with respect to such Account;

          (g) as to which the Seller has good title, and which has not been sold or pledged to any other party;

          (h) which does not have receivables which have been sold or pledged to any other party other than Seller pursuant to the Receivables Purchase Agreement; and

          (i) is a "VISA" or "MasterCard" revolving credit card account.

          "Eligible Deposit Account" shall mean either (a) a segregated account
           ------------------------
     with a Qualified Institution or (b) a segregated trust account with the corporate trust department of a depository institution organized under the laws of the United States or any one of the states thereof, including the District of Columbia (or any domestic branch of a foreign bank), and acting as a trustee for funds deposited in such account, so long as any of the securities of such depository institution shall have a credit rating from each Rating Agency in one of its short-term credit rating categories which signifies investment grade.

          "Eligible Receivable" shall mean each Receivable:
           -------------------

          (a) which has arisen under an Eligible Account;

          (b) which was created in compliance, in all material respects, with all Requirements of Law applicable to FCNB or the originator of the related Account pursuant to a Cardholder Agreement which complies, in all material respects, with all Requirements of Law applicable to FCNB or the originator of the related Account;

          (c) with respect to which all consents, licenses, approvals or authorizations of, or registrations or declarations with, any Governmental Authority required to be obtained, effected or given by FCNB or the originator of the related Account in connection with the creation of such Receivable or the execution, delivery and performance by FCNB or the originator of the related Account, as applicable, of the Cardholder Agreement pursuant to which such Receivable was created, have been duly obtained, effected or given and are in full force and effect as of such date of creation;

          (d) as to which, immediately prior to the transfer of same to the Trust by Seller, Seller had good and marketable title thereto free and clear of all Liens arising under or through FCNB, Seller or their respective Affiliates (other than Liens permitted pursuant to subsection
                                                                   ----------
     2.5(b));
     -------

          (e) which is the legal, valid and binding payment obligation of the Obligor thereon, enforceable against such Obligor in accordance with its terms, except as such enforceability may be limited by applicable Debtor Relief Laws, and except as such enforceability may be limited by general principles of equity (whether considered in a suit at law or in equity);

          (f) which constitutes an "account" under and as defined in Article 9 of the UCC as then in effect in the applicable jurisdiction;

          (g) which, at the time of transfer to the Trust, has not been waived or modified except for a Receivable which has been waived or modified as permitted in accordance with the Cardholder Guidelines and which waiver or modification is reflected in the Servicer's computer file of revolving credit card accounts;

          (h) which, at the time of transfer to the Trust, is not (to the knowledge of Seller or Servicer) subject to any right of rescission, setoff, counterclaim or any other defense (including defenses arising out of violations or usury laws) of the Obligor, which requires that such Receivable be charged off in accordance with the Cardholder Guidelines, other than defenses arising out of applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting the enforcement of creditors' rights in general; and

          (i) as to which, at the time of transfer to the Trust, each of the Seller and FCNB has satisfied all its obligations required to be satisfied by such time.

          "Enhancement" shall mean, with respect to any Series, the cash
           -----------
     collateral account, letter of credit, guaranteed rate agreement, maturity guaranty facility, tax protection agreement, interest rate swap or any other contract, arrangement or agreement for the benefit of the Certificateholders of such Series (or Certificateholders of a Class within such Series), as designated in the applicable Supplement.

          "Enhancement Provider" shall mean, with respect to any Series, the
           --------------------
     Person, if any, designated as such in the related Supplement.

          "Excess Funding Account" shall have the meaning specified in
           ----------------------
     subsection 4.2(d).
     -----------------

          "Exchange" shall have the meaning specified in subsection 6.12(b).
           --------                                      ------------------

          "Exchangeable Seller Certificate" shall mean the certificate in favor
           -------------------------------
     of the Seller and authenticated by the Trustee, issued pursuant to this Agreement.

          "Exchange Date" shall have the meaning specified in Section 6.12.
           -------------                                      ------------

          "Exchange Notice" shall have the meaning specified in subsection
           ---------------                                      ----------
     6.12(b).
     -------

          "Existing Pooling Agreement" shall have the meaning specified in the
           --------------------------
     introductory paragraph hereto.

          "FASIT" shall have the meaning specified in subsection 13.1(d).
           -----                                      ------------------

          "FCNB" shall mean First Consumers National Bank, a national banking
           ----
     association.

          "FDIC" shall mean the Federal Deposit Insurance Corporation.
           ----

          "Final Trust Termination Date" shall mean December 31, 2032.
           ----------------------------

          "Finance Charge Accounts" shall have the meaning specified in
           -----------------------
     subsection 4.2(b).
     -----------------

          "Finance Charge Collections" shall mean, for any period, the amount of
           --------------------------
     Collections allocated to Finance Charge Receivables during such period in accordance with subsection 1.3, plus Discount Option Receivables
                     --------------  ----
     Collections for such period.

          "Finance Charge Receivables" shall mean, with respect to any Monthly
           --------------------------
     Period, (a) all amounts billed to Obligors on any Account during such Monthly Period in respect of Finance Charges, Cash Advance Fees and Cardholder Fees, and (b) the amount of Interchange (if any) allocable to any Series of Certificates pursuant to any Supplement with respect to such Monthly Period.

          "Finance Charges" shall mean, as of any day, the amount of interest as
           ---------------
     determined by the periodic finance charge rate assessed on the Cycle Billing Date on or next preceding such day pursuant to the Cardholder Agreements.

          "Governmental Authority" shall mean the United States of America, any
           ----------------------
     state or other political subdivision thereof and any entity exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to government.

          "Indebtedness" means with respect to any Person at any date, (a) all
           ------------
     indebtedness of such Person for borrowed money or for the deferred purchase price of property or services (other than current liabilities incurred in the ordinary course of business and payable in accordance with customary trade practices) or which is evidenced by a note, bond, debenture or similar instrument, (b) all obligations of such Person under capital leases, (c) all obligations of such Person in respect of acceptances issued or created for the account of such Person and (d) all liabilities secured by any Lien on any property owned by such Person even though such Person has not assumed or otherwise become liable for the payment thereof.

          "Ineligible Receivable" shall have the meaning specified in subsection
           ---------------------                                      ----------
     2.4(d).
     ------

          "Initial Closing Date" shall mean September 30, 1992.
           --------------------

          "Initial Investor Amount" with respect to any Series, shall have the
           -----------------------
     meaning specified in the related Supplement.

          "Insolvency Event" shall have the meaning specified in Section 9.2.
           ----------------                                      -----------

          "Insurance Proceeds" shall mean any amounts paid to the Servicer or to
           ------------------
     Seller pursuant to any Credit Insurance policies covering any Obligor with respect to Receivables under such Obligor's Account.

          "Interchange" shall mean interchange fees paid or payable to the
           -----------
     Seller, in its capacity as credit card issuer, through MasterCard International Incorporated and/or VISA U.S.A., Inc. in connection with cardholder charges for goods and services.

          "Internal Revenue Code" shall mean the Internal Revenue Code of 1986,
           ---------------------
     as amended from time to time.

          "Investor Account" shall mean each of the Finance Charge Accounts, the
           ----------------
     Principal Accounts, the Excess Funding Account and the Distribution
     Account.

          "Investor Amount" shall have, with respect to any Series, the meaning
           ---------------
     specified in the related Supplement.

          "Investor Certificate" shall mean any one of the certificates executed
           --------------------
     and authenticated by the Trustee substantially in the form (or forms, in the case of a Series with multiple Classes) of the investor certificate attached to the related Supplement.

          "Investor Certificateholder" shall mean the Holder of record of an
           --------------------------
     Investor Certificate.

          "Investor Charge Off" shall have, with respect to any Series, the
           -------------------
     meaning specified in the related Supplement.

          "Investor Default Amount" shall have, with respect to any Series, the
           -----------------------
     meaning specified in the related Supplement.

          "Investor Exchange" shall have the meaning specified in subsection
           -----------------                                      ----------
     6.12(b).
     -------

          "Investor Monthly Servicing Fee" shall have the meaning specified in
           ------------------------------
     Section 3.2.

          "Investor Net Recoveries" shall mean, for any Monthly Period, an
           -----------------------
     amount equal to the product of (i) the Net Recoveries for such Monthly Period and (ii) the applicable Investor Percentage at the end of the last day of such Monthly Period.

          "Investor Percentage" shall have, for any Series, with respect to
           -------------------
     Principal Collections, Finance Charge Collections and Receivables in Defaulted Accounts, the meaning specified in the related Supplement.

          "Lien" shall mean any mortgage, deed of trust, pledge, hypothecation,
           ----
     assignment, deposit arrangement, encumbrance, lien (statutory or other), equity interest, participation interest, preference, priority or other security agreement or preferential arrangement of any kind or nature whatsoever, including, without limitation, any conditional sale or other title retention agreement, any financing lease having substantially the same economic effect as any of the foregoing and the filing of any financing statement under the Uniform Commercial Code (other than any such financing statement filed for informational purposes only) or comparable law of any jurisdiction to evidence any of the foregoing; provided,
                                                               --------
     however, that any assignment pursuant to Section 7.2 shall not be deemed to
     -------                                  -----------
     constitute a Lien.

          "Minimum Aggregate Principal Balance" shall mean, on any date of
           -----------------------------------
     determination, the greater of (a) the sum of the Aggregate Investor Amount, plus the Minimum Seller Amount, in each case as of such date and (b) the sum of the Initial Investor Amounts of all Series outstanding on such date.

          "Minimum Average Seller Percentage" shall mean the weighted average
           ---------------------------------
     (by Adjusted Investor Amount) Minimum Seller Percentages for all Series then outstanding.

          "Minimum Seller Amount" shall mean, on any date of determination, the
           ---------------------
     Aggregate Investor Amount at the end of the day prior to such date of determination, times the Minimum Average Seller Percentage; provided that
                                                                 --------
     if such percentage is zero, the Minimum Seller Amount shall be zero. FCNB may reduce the Minimum Seller Amount by written notice to the Trustee, provided that (a) the Rating Agency

     Condition is satisfied with respect to such reduction and (b) FCNB delivers to the Trustee an Opinion of Counsel to the effect that such reduction will not have a material adverse effect on the Federal income tax characterization of any outstanding Series.

          "Minimum Seller Percentage" shall have, for any Series, the meaning
           -------------------------
     specified in the related Supplement.

          "Monthly Period" shall mean the period from and including the first
           --------------
     day of the calendar month preceding a related Determination Date to and including the last day of such calendar month.

          "Monthly Servicing Fee" shall have the meaning specified in Section
           ----------------------                                     -------
     3.2.
     ----

          "Monthly Total Percentage Allocation" shall have, with respect to any
           -----------------------------------
     Series, the meaning specified in the related Supplement.

          "Moody's" shall mean Moody's Investors Service, Inc.
           -------

          "Net Recoveries" shall mean, with respect to any Monthly Period, the
           --------------
     excess, if any, of Recoveries collected during such Monthly Period over the
                                                                        ----
     aggregate amount of Receivables in Defaulted Accounts charged off during such Monthly Period.

          "Notice Date" shall have the meaning specified in subsection 2.6(c).
           -----------                                      -----------------

          "Obligor" shall mean, with respect to any Account, the Person or
           -------
     Persons obligated to make payments with respect to such Account, including any guarantor thereof.

          "Officer's Certificate" shall mean a certificate signed by any officer
           ---------------------
     of Seller or the Servicer and delivered to the Trustee.

          "Opinion of Counsel" shall mean a written opinion of counsel, who may
           ------------------
     be counsel for Seller or the Servicer and who shall be reasonably acceptable to the Trustee.

          "Optional Repurchase Percentage" shall have, with respect to any
           ------------------------------
     Series, the meaning specified in the related Supplement.

          "Original Principal Receivables" shall mean Principal Receivables
           ------------------------------
     determined without giving effect to any reduction thereof attributable to Discount Option Receivables.

          "Paying Agent" shall mean any paying agent appointed pursuant to
           ------------
     Section 6.6 and shall initially be the Corporate Trust Office of the
     -----------
     Trustee.

          "Pay Out Commencement Date" shall mean, with respect to each Series,
           -------------------------
     (a) the date on which a Trust Pay Out Event is deemed to occur pursuant to
     Section 9.1, or (b) the date on which a Series Pay Out Event is deemed to
     -----------
     occur pursuant to the Supplement for such Series.

          "Pay Out Event" shall mean either a Trust Pay Out Event or a Series
           -------------
     Pay Out Event.

          "Permitted Investments" shall mean (a) negotiable instruments or
           ---------------------
     securities represented by instruments in bearer or registered form which evidence (i) obligations of or guaranteed by the United States of America,
     (ii) time deposits in, certificates of deposit of, or bankers' acceptances issued by, any depositary institution or trust company (other than Seller or an Affiliate of Seller) incorporated under the laws of the United States of America or any state thereof and subject to supervision and examination by federal or state banking or depositary institution authorities, provided, however, that at the time of the Trust's investment or
     --------  -------
     contractual commitment to invest therein, the certificates of deposit or short-term deposits, if any, or long-term unsecured debt obligations (other than such obligation whose rating is based on collateral or on the credit of a Person other than such institution or trust company) of such depositary institution or trust company shall have a credit rating from Moody's and Standard & Poor's of P-1 and A-1+, respectively, in the case of the certificates of deposit or short-term deposits, or a rating from Moody's of Aaa and from Standard & Poor's of AAA in the case of the long-term unsecured debt obligations, or such time deposits are fully insured by the FDIC, (iii) certificates of deposit (other than those of Seller or an Affiliate of Seller) having, at the time of the Trust's investment or contractual commitment to invest therein, a rating from Moody's and Standard & Poor's of P-1 and A-1+, respectively, and (iv) investments in money market funds rated in the highest investment category or otherwise approved in writing by Moody's and Standard & Poor's; (b) demand deposits in the name of the Trust or the Trustee in any depositary institution or trust company referred to in (a) (ii) above; and (c) securities not represented by an instrument, which are registered in the name of the Trustee upon books maintained for that purpose by or on behalf of the issuer thereof and identified on books maintained for that purpose by the Trustee as held for the benefit of the Trust or the Certificateholders, and consisting of shares of an open end diversified investment company which is registered under the Investment Company Act of 1940, as amended, and which (i) invests its assets exclusively in obligations of or guaranteed by the United States of America or any instrumentality or agency thereof having in each instance a final maturity date of less than one year from their date of purchase or other Permitted Investments, (ii) seeks to maintain a constant net asset value per share and (iii) has aggregate net assets of not less than $100,000,000 on the date of purchase of such shares, and which satisfies the Rating Agency Condition; provided, however, that only those investments described above which are
     --------  -------
     permitted to be made by a national banking association shall be deemed to be "Permitted Investments" hereunder.

          "Permitted Transaction" shall mean any transaction or series of
           ---------------------
     related transactions pursuant to which the Seller finances an interest in the Trust Assets and (i) as to which the Rating Agency Condition is satisfied and (ii) which in the reasonable judgment of the Seller as evidenced by an Officer's Certificate, will not have a material adverse effect on the interests of the Investor Certificateholders.

          "Person" shall mean any legal person, including any individual,
           ------
     corporation, partnership, joint venture, association, joint-stock company, trust, unincorporated organization, governmental entity or other entity of similar nature.

          "Pool Factor" with respect to any Series issued in only one Class, as
           -----------
     of any Record Date, shall mean a number rounded to seven decimals representing the ratio of the Investor Amount of such Series as of such Record Date (determined after taking into account any reduction in such Investor Amount which will occur on the following Distribution Date) to the Initial Investor Amount of such Series, and with respect to any Series issued in more than one Class, shall have the meaning stated in the related Series Supplement.

          "Portfolio Yield" shall have, with respect to any Series, the meaning
           ---------------
     specified in the related Supplement.

          "Principal Accounts" shall have the meaning specified in subsection
           ------------------                                      ----------
     4.2(b).
     ------

          "Principal Collections" shall mean, for any period, all Collections
           ---------------------
     during such period other than Finance Charge Collections.

          "Principal Receivable" shall mean each Receivable other than Finance
           --------------------
     Charge Receivables and Receivables in Defaulted Accounts. A Principal Receivable shall be deemed to have been created at the end of the day on the Date of Processing of such Receivable. In calculating the aggregate amount of Principal Receivables on any day, the amount of Principal Receivables shall be reduced by the aggregate amount of credit balances in the Accounts on such day. Any Principal Receivables which Seller is unable to transfer as provided in subsection 2.5(c) shall not be included in
                                -----------------
     calculating the aggregate amount of Principal Receivables.

          "Principal Sharing Series" shall mean a Series that provides for
           ------------------------
     sharing of Principal Collections in the related Supplement.

          "Principal Shortfalls" shall mean, with respect to a Distribution
           --------------------
     Date, the aggregate amount for all outstanding Principal Sharing Series which the related Supplements specify are "Principal Shortfalls" for such Distribution Date.

          "Principal Terms" shall have the meaning, with respect to any Series
           ---------------
     issued pursuant to an Exchange, specified in subsection 6.12(c).
                                                  ------------------

          "Qualified Institution" shall have the meaning specified in subsection
           ---------------------                                      ----------
     4.2(a).
     ------

          "Quarterly Account Additions" shall mean on any date of determination,
           ---------------------------
     the number of Accounts the Receivables of which have been added to the Trust pursuant to subsection 2.6(a), (b) or (e) during the current calendar
                       -----------------  ---    ---
     quarter.

          "Quarterly Quotient" shall have the meaning specified in subsection
           ------------------                                      ----------
     2.6(c)(ii).
     ----------

          "Rapid Amortization Period" for any Series shall have the meaning
           -------------------------
     specified in the Supplement for such Series.

          "Rating Agency" shall mean, with respect to each Series, the rating
           -------------
     agency or agencies, if any, that initially rated the Investor Certificates of such Series, as specified in the related Supplement.

          "Rating Agency Condition" shall mean, with respect to any Series and
           -----------------------
     any action or series of related actions or proposed transactions affecting such Series, that each of the Rating Agencies shall have notified the Servicer in writing that such action or series of related actions or the consummation of such proposed transaction or series of related transactions will not result in a reduction or withdrawal of such Rating Agency's rating of any Class of Certificates included in such Series.

          "Receivable" shall mean any amount owing by an Obligor under an
           ----------
     Account (including amounts in Defaulted Accounts) from time to time, including, without limitation, amounts owing for the purchase of goods and services, Finance Charges, Cash Advance Fees, Cardholder Fees, Special Fees, and premiums for Credit Insurance, if any.

          "Receivables Purchase Agreement" shall mean the Receivables Purchase
           ------------------------------
     Agreement, dated as of December 31, 2001, between Seller and FCNB, as amended from time to time.

          "Record Date" shall mean with respect to any Distribution Date the
           -----------
     last Business Day of the preceding Monthly Period.

          "Recoveries" shall mean all amounts received, including Insurance
           ----------
     Proceeds and net proceeds from the liquidation of certificates of deposit or bank accounts, by the Servicer with respect to Receivables which have previously been charged off as uncollectible, after deducting, in the case of each such amount received, a percentage of such amount which in the good faith judgment of the Servicer represents the amount of out-of-pocket costs incurred by the Servicer during the preceding fiscal year (or other, more recent period deemed appropriate by the Servicer) as a percentage of collections during such period in respect of charged off receivables in all credit card accounts (including the Accounts) serviced by the Servicer.

          "Removal Date" shall have the meaning specified in Section 2.7.
           ------------                                      -----------

          "Removal Notice Date" shall mean the fifth Business Day prior to a
           -------------------
     Removal Date.

          "Removed Accounts" shall have the meaning specified in Section 2.7.
           ----------------                                      -----------

          "Requirements of Law" for any Person shall mean the certificate of
           -------------------
     incorporation or articles of association and by-laws or other organizational or governing documents of such Person, and any law, treaty, rule or regulation, or order or determination of an arbitrator or Governmental Authority, in each case applicable to or binding upon such Person or to which such Person is subject, whether Federal, state or local (including, without limitation, usury laws, the Federal Truth in Lending Act and Regulation Z and Regulation B of the Board of Governors of the Federal Reserve System).

          "Responsible Officer" shall mean the Chairman or any Vice Chairman of
           -------------------
     the Board of Directors or Trustees of the Trustee, the Chairman or Vice Chairman of the Executive or Standing Committee of the Board of Directors or Trustees of the Trustee, the President, any Executive Vice President, Senior Vice President, Vice President, any Assistant Vice President, the Secretary, any Assistant Secretary , the Treasurer, any Assistant Treasurer, the Cashier, any Assistant or Deputy Cashier, any Trust Officer or Assistant Trust Officer, the Controller and any Assistant Controller or any other officer of the Trustee customarily performing functions similar to those performed by any of the above-designated officers and also, with respect to a particular matter, any other officer to whom such matter is referred because of such officer's knowledge of and familiarity with the particular subject. The term "Responsible Officer," when used herein with respect to any Person other than the Trustee, means an officer or employee of such Person corresponding to any officer or employee described in the preceding sentence.

          "Retransfer Agreement" shall have the meaning specified in subsection
           --------------------                                      ----------
     2.7(b)(ii).
     ----------

          "Revolving Period" shall have, with respect to any Series, the meaning
           ----------------
     specified in the related Supplement.

          "RPA Closing Date" shall mean December 31, 2001.
           ----------------

          "Seller" shall mean (i) before the RPA Closing Date, FCNB, and (ii) on
           ------
     and after the RPA Closing Date, First Consumers Credit Corporation, a Delaware corporation.

          "Seller Amount" shall mean, on any date of determination, the
           -------------
     Aggregate Principal Balance at the end of the day immediately prior to such date of determination, minus the Aggregate Investor Amount at the end of such day.

          "Seller Exchange" shall have the meaning specified in subsection
           ---------------                                      ----------
     6.12(b).
     -------

          "Seller Interest" shall mean the interest of the Seller in the Trust,
           ---------------
     which shall be in an amount from time to time equal to the Seller Amount.

          "Seller Percentage" shall mean, on any date of determination, when
           -----------------
     used with respect to Principal Collections, Finance Charge Collections and Receivables in Defaulted Accounts, the percentage equivalent of a fraction equal to 1.0, minus the fraction calculated on such date with respect to
                   -----
     such categories of Receivables in accordance with the definition of Aggregate Investor Percentage; provided, however, that the Seller
                                    --------  -------
     Percentage shall never be less than zero.

          "Series" shall mean any series of Investor Certificates, which may
           ------
     include within any such Series a Class or Classes of Investor Certificates subordinate to another such Class or Classes of Investor Certificates.

          "Series Account" shall mean, with respect to any Series, each of the
           --------------
     accounts established and designated as such pursuant to the related Supplement.

          "Series Finance Charge Account" shall mean, with respect to any
           -----------------------------
     Series, the account established and maintained by the Trustee pursuant to subsection 4.2(b) with respect to such Series.
     -----------------

          "Series Pay Out Event" shall have, with respect to any Series, the
           --------------------
     meaning specified in the related Supplement.

          "Series Principal Account" shall mean, with respect to any Series, the
           ------------------------
     account established and maintained by the Trustee pursuant to subsection
                                                                   ----------
     4.2(b) with respect to such Series.
     ------

          "Series Servicing Fee Percentage" shall mean, with respect to any
           -------------------------------
     Series, the amount specified as such in the related Supplement.

          "Series Share" shall have the meaning specified in subsection 4.3(i).
           ------------                                      -----------------

          "Series Termination Date" shall mean, with respect to any Series, the
           -----------------------
     date, if any, specified as such in the related Supplement.

          "Servicer" shall mean initially FCNB and its permitted successors and
           --------
     assigns, and thereafter any Person appointed as successor as herein provided to service the Receivables.

          "Servicer Default" shall have the meaning specified in Section 10.1.
           ----------------                                      ------------

          "Servicing Officer" shall mean any employee of the Servicer involved
           -----------------
     in, or responsible for, the administration and servicing of the Receivables whose name appears on a list of servicing officers furnished to the Trustee by the Servicer, as such list may from time to time be amended.

          "Shared Finance Charge Collections" shall mean, with respect to any
           ---------------------------------
     period, the aggregate amount of Finance Charge Collections allocable to each Series which the related Supplements specify are to be treated as "Shared Finance Charge Collections" for such period.

          "Shared Principal Collections" shall mean, with respect to a
           ----------------------------
     Distribution Date, the aggregate amount of Principal Collections for all outstanding Series which the related Supplements specify are to be treated as "Shared Principal Collections" for such Distribution Date.

          "Shortfall Amount" shall mean, on any date of determination, the
           ----------------
     amount, if any, by which the Minimum Aggregate Principal Balance exceeds the Aggregate Principal Balance.

          "Special Fees" shall mean Receivables consisting of fees which are not
           ------------
     now but may from time to time be assessed on the Accounts.

          "Standard & Poor's" shall mean Standard & Poor's Corporation.
           -----------------

          "Successor Servicer" shall have the meaning specified in Section 10.2.
           ------------------                                      ------------

          "Supplement" shall mean, with respect to any Series, a supplement to
           ----------
     this Agreement complying with the terms of Section 6.12, executed in
                                                ------------
     conjunction with the issuance of any Series (or, in the case of the issuance of Certificates on the Initial

     Closing Date, the supplement executed in connection with the issuance of such Certificates).

          "Termination Notice" shall have the meaning specified in Section 10.1.
           ------------------                                      ------------

          "Transfer Agent and Registrar" shall have the meaning specified in
           ----------------------------
     Section 6.3 and shall initially be the Trustee's Corporate Trust Office.
     -----------

          "Transfer Agreement" shall have the meaning specified in subsection
           ------------------                                      ----------
     2.6(d)(iii).
     -----------

          "Transfer Date" shall mean the Business Day immediately preceding each
           -------------
     Distribution Date.

          "Trust" shall mean the trust created by this Agreement and known as
           -----
     the "First Consumers Master Trust", the corpus of which shall consist of the Receivables now existing or hereafter transferred thereto in accordance herewith and all monies due or to become due with respect thereto, all proceeds (as defined in Section 9-102 of the UCC as in effect in the applicable jurisdiction) of the Receivables and Recoveries and Insurance Proceeds relating thereto and such funds and investments as from time to time are deposited or held in the Collection Account, the Collection, the Finance Charge Accounts, the Principal Accounts, the Distribution Account, the Excess Funding Account and any other Series Account, and the rights to any Enhancement with respect to any Series.

          "Trust Assets" shall have the meaning specified in Section 2.1.
           ------------

          "Trust Pay Out Event" shall have, with respect to each Series, the
           -------------------
     meaning specified in Section 9.1.
                          -----------

          "Trust Termination Date" shall have the meaning specified in
           ----------------------
     subsection 12.1(a).
     ------------------

          "Trustee" shall mean the institution executing this Agreement as
           -------
     Trustee, or its successor in interest, or any successor trustee appointed as herein provided.

          "UCC" shall mean the Uniform Commercial Code, as amended from time to
           ---
     time, as in effect in any specified jurisdiction.

          "Undivided Interest" shall mean the undivided interest in the Trust
           ------------------
     evidenced by a Certificate.

          Section 1.2 Other Definitional Provisions.
                      ------------------------------

          (a) All terms defined in this Agreement or in any Supplement shall have the defined meanings when used in any certificate or other document made or delivered pursuant hereto or thereto unless otherwise defined therein.

          (b) As used in this Agreement or in any Supplement and in any certificate or other document made or delivered pursuant hereto or thereto, accounting terms not defined in Section 1.1, and accounting terms partially
                                     -----------
     defined in Section 1.1 to the extent not defined, shall have the respective
                -----------
     meanings given to them under generally accepted accounting principles or regulatory accounting principles, as applicable. To the extent that the definitions of accounting terms herein are inconsistent with the meaning of such terms under generally accepted accounting principles or regulatory accounting principles, the definitions contained herein shall control.

          (c) The agreements, representations and warranties of FCNB in this Agreement and in any Supplement in its capacity as Servicer shall be deemed to be the agreements, representations and warranties of FCNB solely in such capacity for so long as it acts in each such capacity under this Agreement.

          (d) The words "hereof", "herein" and "hereunder" and words of similar import when used in this Agreement or any Supplement shall refer to this Agreement or any Supplement as a whole and not to any particular provision of this Agreement or any Supplement; and Section, subsection, Schedule and Exhibit references contained in this Agreement or any Supplement are references to Sections, subsections, Schedules and Exhibits in or to this Agreement or any Supplement unless otherwise specified.

          (e) Any reference herein to any particular Rating Agency shall only be effective for so long as a Series of Certificates rated by such Rating Agency at FCNB's request is outstanding.

          Section 1.3 Monthly Allocation of Finance Charge Receivables. The
                      ------------------------------------------------
     amount of Finance Charge Receivables in all Accounts shall be determined as follows:

               (i) At the close of business on each Cycle Billing Date for any Cycle of which any Accounts are included in the Trust, the amount of Finance Charge Receivables of all Accounts in such Cycle shall be equal to (A) the amount of Finance Charges charged to all Accounts in such Cycle on such date, plus (B) the Carry-Over Finance Charge Amount
                                   ----
          for such Cycle.

               (ii) For each Monthly Period, the amount of Collections allocated to Finance Charge Receivables for all Accounts in such Cycle shall be an amount equal to the amount of Finance Charges actually assessed on all Accounts, in accordance with the Charge Account Guidelines, on the Cycle Billing Date for such Cycle in the immediately preceding Monthly Period.

               (iii) If, at the close of business on the last Business Day of any Monthly Period, the amount of Collections allocated to Finance Charge Receivables for all Accounts in such Cycle during such Monthly Period is less than the amount of Finance Charge Receivables for all Accounts in such Cycle on the Cycle Billing Date for such Cycle next preceding such Monthly Period, then such deficit shall be the "Carry-Over Finance Charge Amount" for such Cycle and shall be added to the amount of Finance Charges assessed on such Billing Cycle Date pursuant to clause (i)(B) above. The Carry-Over Finance Charge Amount
                      -------------
          with respect to any Accounts shall be zero as of the Cycle Billing Date next preceding (A) the Closing Date, in the case of Accounts which are not Additional Accounts and (B) the applicable Addition Date, in the case of Additional Accounts.

          Notwithstanding the foregoing, the Servicer may adopt a different method of determining the amount of Finance Charge Receivables which in the good faith judgment of the Servicer is designed to more accurately reflect the portions of Receivables and Collections constituting Finance Charge Receivables.

                                   ARTICLE II

                TRANSFER OF RECEIVABLES; ISSUANCE OF CERTIFICATES

          Section 2.1 Transfer of Receivables. Seller does hereby transfer,
                      -----------------------
     assign and set-over to the Trust for the benefit of the Certificateholders, without recourse, all right, title and interest of Seller in, to and under the Receivables now existing and hereafter created and arising in connection with the Accounts, all monies due or to become due with respect thereto (including all Finance Charge Receivables), all Recoveries, Collections and other proceeds thereof and Insurance Proceeds relating thereto, the rights to receive certain amounts paid or payable as Interchange (if and to the extent provided for in any Supplement), all rights to security for any Receivables (including without limitation rights to bank accounts or certificates of deposit pledged as collateral), the right to any Enhancement with respect to any Series, Transferred Assets acquired by Seller under the Receivables Purchase Agreement, rights described in clause (a)(ii) of the definition of "Existing Assets" in the
                  --------------
     Receivables Purchase Agreement, rights under the Receivables Purchase Agreement relating to assets that have been transferred or contributed under the Receivables Purchase Agreement (other than the right to acquire such assets under

     Sections 2.1(a) and 2.1(b) thereof) and all proceeds and products of all of
     ---------------     ------
     the foregoing (collectively, the "Trust Assets").
                                       ------------

          In connection with such transfer, Seller agrees to record and file, at its own expense, financing statements with respect to the Trust Assets, including the Receivables now existing and hereafter created for the transfer of accounts (as defined in Section 9-102 of the UCC as in effect in the applicable jurisdiction) meeting the requirements of applicable state law in such manner and in such jurisdictions as are necessary to perfect the transfer of the Trust Assets from Seller to the Trust, and to deliver file-stamped copies of such financing statements or other evidence of such filings (which may, for purposes of this Section 2.1, consist of
                                                      -----------
     telephone confirmations of such filings) to the Trustee on or prior to the date of initial issuance of the Certificates.

          In connection with such transfer, Seller further agrees, at its own expense, on or prior to the Initial Closing Date (i) to indicate in its books and records, including the computer files of the Receivables, that Receivables created in connection with the Accounts have been transferred to the Trust pursuant to this Agreement for the benefit of the Certificateholders and (ii) to deliver to the Trustee a computer file or microfiche list containing a true and complete list of all such Accounts, identified by account number and by the Receivables balance and Principal Receivables balance as of the Cut Off Date. Such file or list shall be marked as Schedule 1 to this Agreement, delivered to the Trustee as
               ----------
     confidential and proprietary, and is hereby incorporated into and made a part of this Agreement.

          The parties intend that, in the event this Agreement shall not be effective to transfer, assign and set over to the Trustee the Trust Assets, Seller shall be deemed hereunder to have granted to the Trustee a first perfected security interest in all of the property described in the first paragraph of this Section 2.1, and that this Agreement shall constitute a
                       -----------
     security agreement under applicable law.

          Seller and Servicer acknowledge that all instruments (including certificates of deposit) and bank accounts the security interest in which has been transferred to the Trust hereby and which are maintained with Servicer or of which Servicer has possession, shall be so maintained and held by Servicer on behalf and for the benefit of the Trust, in accordance with the terms of this Agreement.

          Additionally, for purposes of perfecting the Trustee's security interest in bank accounts pledged to Seller, which security interest Seller has transferred to the Trustee hereunder, this Agreement constitutes and shall be deemed (i) notice to Seller and Servicer by the Trustee of the Trustee's security interest in such bank accounts, and (ii) Seller and Servicer's acknowledgment of and consent to the Trustee's notice and the Trustee's security interest in such bank accounts.

          By executing this Agreement and the Receivables Purchase Agreement, the parties hereto and thereto do not intend to cancel, release or in any way impair the conveyance made by FCNB, in its capacity as "Seller" under the Existing Pooling Agreement. Without limiting the foregoing, the parties hereto acknowledge and agree as follows:

          (i) Any transfer, assignment or other conveyance by FCNB to the Seller of assets under the Receivables Purchase Agreement shall be subject to any rights in such assets granted by FCNB, as "Seller" under the Existing Pooling Agreement, to the Trustee pursuant to the Existing Pooling Agreement.

          (ii) The trust created by and maintained under the Existing Pooling Agreement shall continue to exist and be maintained under this Agreement.

          (iii) All series of investor certificates issued under the Existing Pooling Agreement shall constitute Series issued and outstanding under this Agreement, and any supplement executed in connection with such series shall constitute a Supplement executed hereunder.

          (iv) All references to the Existing Pooling Agreement in any other instruments or documents shall be deemed to constitute references to this Agreement. All references in such instruments or documents to FCNB in its capacity as the "Seller" of receivables and related assets under the Existing Pooling Agreement shall be deemed to include reference to the Seller in such capacity hereunder.

          (v) The Seller hereby assumes and agrees to perform all obligations of FCNB, in its capacity as "Seller" (but not as "Servicer"), under or in connection with the Existing Pooling Agreement (as amended and restated by this Agreement) and any supplements to the Existing Pooling Agreement, specifically including obligations under Section 2.4(d) and Section 2.4(e).
                                              --------------     --------------
     For the avoidance of doubt, FCNB shall continue to be liable for all representations, warranties and covenants made by it as "Seller" under the Existing Pooling Agreement.

          (vi) To the extent this Agreement requires that certain actions are to be taken as of the RPA Closing Date, FCNB's execution of such action under the Existing Pooling Agreement shall constitute satisfaction of such requirement.

          Section 2.2 Acceptance by Trustee.
                      ---------------------

          (a) The Trustee hereby acknowledges its acceptance, on behalf of the Trust, of all the property described in the first paragraph of Section 2.1,
                                                                    -----------
     and declares that it shall maintain such right, title and interest, upon the trust herein set forth, for the benefit of all Certificateholders. The Trustee further acknowledges that, prior to or contemporaneously with the execution and delivery of this Agreement, Seller delivered to the Trustee the computer file or microfiche list described in the third paragraph of Section 2.1.
                                         ------------

          (b) The Trustee hereby agrees not to disclose to any Person any of the account numbers or other information contained in the computer files or microfiche lists delivered to the Trustee by Seller pursuant to Sections
                                                                     --------
     2.1 and 2.6, except as is required in connection with the performance of
     ---     ---
     its duties hereunder or in enforcing the rights of the Certificateholders, or to a Successor Servicer appointed pursuant to Section 10.2. The Trustee
                                                      ------------
     agrees to take such measures as shall be reasonably requested by Seller to protect and maintain the security and confidentiality of such information, and, in connection therewith, shall allow Seller to inspect the Trustee's security and confidentiality arrangements from time to time during normal business hours. The Trustee shall provide Seller with written notice five days prior to any disclosure pursuant to this subsection 2.2(b).
                                                   -----------------

          (c) The Trustee shall have no power to create, assume or incur indebtedness or other liabilities in the name of the Trust other than as contemplated in this Agreement.

          Section 2.3 Representations and Warranties of Seller Relating to
                      ----------------------------------------------------
     Seller. Seller hereby represents and warrants as of the Initial Closing
     ------
     Date that:

          (a) Organization and Good Standing. Seller is a corporation duly
              ------------------------------
     organized and validly existing in good standing under the laws of the State of Delaware, and has full corporate power, authority and legal right to own its property and conduct its business as such property is presently owned and such business is presently conducted, and to execute, deliver and perform its obligations under this Agreement and the Receivables Purchase Agreement and to execute and deliver to the Trustee each Series of Certificates issued hereunder.

          (b) Due Qualification. The Seller is not required to qualify to do
              -----------------
     business as a foreign corporation in any state or to obtain any licenses or approvals in any jurisdiction in order to conduct its business.

          (c) Due Authorization. The execution and delivery of this Agreement
              -----------------
     and the Receivables Purchase Agreement and the consummation of the transactions provided for herein and therein have been duly authorized by Seller by all necessary corporate action on the part of Seller.

          (d) No Conflict. The execution and delivery of this Agreement and the
              -----------
     Receivables Purchase Agreement, the performance of the transactions contemplated hereby and thereby and the fulfillment of the terms hereof and thereof will not conflict with, result in any breach of any of the terms and provisions of, or constitute

     (with or without notice or lapse of time or both) a default under, any indenture, contract, agreement, mortgage, deed of trust, or other instrument to which Seller is a party or by which it or any of its property is bound.

          (e) No Violation. The execution and delivery of this Agreement and the
              ------------
     Receivables Purchase Agreement, the performance of the transactions contemplated hereby and thereby and the fulfillment of the terms hereof and thereof will not conflict with or violate any Requirements of Law applicable to Seller.

          (f) No Proceedings. There are no proceedings or investigations pending
              --------------
     or, to the best knowledge of Seller, threatened against Seller, before any court, regulatory body, administrative agency, or other tribunal or governmental instrumentality (i) asserting the invalidity of this Agreement, the Receivables Purchase Agreement or the Certificates, (ii) seeking to prevent the issuance of the Certificates or the consummation of any of the transactions contemplated by this Agreement, the Receivables Purchase Agreement or the Certificates, (iii) seeking any determination or ruling that, in the reasonable judgment of the Seller, would materially and adversely affect the performance by the Seller of its obligations under this Agreement or the Receivables Purchase Agreement, (iv) seeking any determination or ruling that would materially and adversely affect the validity or enforceability of this Agreement, the Receivables Purchase Agreement or the Certificates or (v) seeking to impose income taxes on the Trust (other than as a wholly-owned subsidiary of the Seller).

          (g) Eligibility of Accounts. As of the Cut Off Date, each Account was
              -----------------------
     an Eligible Account.

          (h) All Consents Required. All approvals, authorizations, consents,
              ---------------------
     orders or other actions of any Person or of any governmental body or official required in connection with the execution and delivery of this Agreement, and the Certificates, the performance of the transactions contemplated by this Agreement, and the fulfillment of or terms hereof, have been obtained.

          (i) Bulk Sales. The execution, delivery and performance of this
              ----------
     Agreement do not require compliance with any "bulk sales" law by Seller.

          (j) Solvency. The transactions under this Agreement do not and will
              --------
     not render Seller insolvent, nor have such transactions been entered into in contemplation of the Seller's insolvency.

          (k) Selection Procedures. No selection procedures believed by Seller
              --------------------
     to be materially adverse to the interests of the Trust or the Certificateholders were utilized by FCNB in selecting the Accounts.

     The representations and warranties set forth in this Section 2.3 shall
                                                          -----------
     survive the transfer of the respective Receivables to the Trust and termination of the rights and obligations of the Servicer pursuant to
     Section 10.1. Upon discovery by Seller, the Servicer or the Trustee of a
     ------------
     breach of any of the foregoing representations and warranties, the party discovering such breach shall give prompt written notice to the others and any Enhancement Provider. For the purposes of the representations and warranties contained in this Section 2.3 and made by Seller on the Initial
                                  -----------
     Closing Date, "Certificates" shall mean the Certificates issued on the Initial Closing Date. The Seller hereby represents and warrants, with respect to any Series, as of its Closing Date, unless otherwise stated in the related Supplement, that the representations and warranties of the Seller set forth in this Section 2.3 will be true and correct as of such
                              -----------
     date (for the purposes of such representations and warranties, "Certificates" shall mean the Certificates issued on the related Closing
     Date).

          Section 2.4 Representations and Warranties of Seller Relating to the
                      --------------------------------------------------------
     Agreement and the Receivables.
     -----------------------------

          (a) Binding Obligation; Valid Transfer and Security Interest. Seller
              --------------------------------------------------------
     hereby represents and warrants as of each date the representations are made or deemed made in Sections 4.1(e), (j) and (k) of the Receivables Purchase
                       ---------------  ---     ---
     Agreement that such representations are true and correct. Seller hereby represents and warrants to the Trust that, as of the Initial Closing Date and the RPA Closing Date and, with respect to any Series issued after the Initial Closing Date, unless otherwise stated in the related Supplement, as of the Closing Date for such Series:

               (i) This Agreement constitutes a legal, valid and binding obligation of Seller, enforceable against Seller in accordance with its terms, except as such enforceability may be limited by Debtor Relief Laws and except as such enforceability may be limited by general principles of equity (whether considered in a suit at law or in equity).

               (ii) The representations and warranties set out in Schedule 2 are
                                                                  ----------
          true and correct. Without limiting the generality of the foregoing, this Agreement constitutes either (A) a valid transfer to the Trust of all right, title and interest of Seller in, to and under the property described in the first paragraph of Section 2.1, and such property
                                              -----------
          will be held by the Trust free and clear of any Lien of any Person claiming through or under Seller or its Affiliates, except for (x) Liens permitted under subsection 2.5(b), (y) the Seller Interest and
                                -----------------
          (z) Seller's right to receive interest accruing on, and investment earnings in respect of, the Finance Charge Accounts, the Principal Accounts and any other Investor Accounts as provided in this Agreement and any Supplement or (B) a grant of a security interest (as defined in the UCC as in effect in the applicable jurisdiction) in such property to the Trust, which is enforceable with respect to existing Receivables in the Accounts, all monies due or to become due with respect thereto, the Collections, Recoveries and other proceeds thereof, and Insurance Proceeds relating thereto upon execution and delivery of this Agreement, and which will be enforceable with respect to such Receivables hereafter arising in the Accounts, all monies due or to become due with respect thereto, the Collections, Recoveries and other proceeds thereof and Insurance Proceeds relating thereto, at the time such Receivables arise. If this Agreement constitutes the grant of a security interest to the Trust in such property, upon the filing of the financing statement described in
          Section 2.1 and in the case of the Receivables hereafter arising in
          -----------
          the Accounts and proceeds thereof and Insurance Proceeds relating to such Receivables, as the same arise, the Trust shall have a first priority perfected security interest in such property, except for Liens permitted under subsection 2.5(b). Neither Seller nor any Person
                                -----------------
          claiming through or under Seller shall have any claim to or interest in the Principal Accounts, the Finance Charge Accounts or the Distribution Accounts or any other Investor Accounts, except for Seller's right to receive interest accruing on, and investment earnings in respect of, the Finance Charge Accounts, Principal Accounts and any other Investor Accounts as provided in this Agreement and any Supplement, Seller's right to receive payments from the Finance Charge Accounts and Principal Accounts in accordance with the provisions of Article IV, and, if this Agreement constitutes the grant
                        ----------
          of a security interest in such property, except for the interest of Seller in such property as a debtor for purposes of the UCC as in effect in the applicable jurisdiction.

          (b) Eligibility of Receivables. Seller hereby represents and warrants
              --------------------------
     as of each date the representations are made or deemed made in Section
                                                                    -------
     4.1(l) of the Receivables Purchase Agreement (other than the first sentence
     ------
     thereof) that such representations are true and correct. Seller hereby represents and warrants to the Trust as of the Initial Closing Date that
     (i) each Receivable then existing is an Eligible Receivable, (ii) each Receivable then existing has been transferred to the Trust free and clear of any Lien of any Person (other than Liens permitted under subsection
                                                                 ----------
     2.5(b), the Seller Interest and Seller's right to receive interest accruing
     ------
     on, and investment earnings in respect of, the Finance Charge Accounts, the Principal Accounts, the Excess Funding Account and any other Investor Accounts as provided in this Agreement and any Supplement) and in compliance, in all material respects, with all Requirements of Law applicable to Seller and (iii) with respect to each Receivable then existing, all consents, licenses, approvals or authorizations of or registrations or declarations with any Governmental Authority required to be obtained, effected or given by Seller in connection with the transfer of such Receivable to the Trust have been duly obtained, effected or given and are in full force and effect. On each day on which any new Receivable is transferred by Seller to the Trust, Seller shall be deemed to represent and warrant to the Trust that (i) each Receivable transferred on such day is an Eligible Receivable, (ii) each Receivable transferred on such day has been transferred to the Trust free and clear of any Lien of any Person (other than Liens permitted under subsection 2.5(b),
                                                              -----------------
     the Seller Interest and Seller's right to receive interest accruing on, and investment earnings in respect of, the Finance Charge Accounts, the Principal Accounts and the other Investor Accounts, as provided in this Agreement and any Supplement) and in compliance, in all material respects, with all Requirements of Law applicable to Seller, (iii) with respect to each such Receivable, all consents, licenses, approvals or authorizations of or registrations or declarations with any Governmental Authority required to be obtained, effected or given by Seller or FCNB in connection with the transfer of such Receivable to the Trust have been duly obtained, effected or given and are in full force and effect and (iv) the representations and warranties set forth in subsection 2.4(a) are true and
                                                 -----------------
     correct with respect to each Receivable transferred on such day as if made on such day.

          (c) Notice of Breach. The representations and warranties set forth in
              ----------------
     this Section 2.4 shall survive the transfer of the respective Receivables
          -----------
     to the Trust and termination of the rights and obligations of the Servicer pursuant to Section 10.1. Upon discovery by Seller, the Servicer or the
                 ------------
     Trustee of a breach of any of the foregoing representations and warranties, the party discovering such breach shall give prompt written notice to the others and any Enhancement Provider.

          (d) Transfer of Ineligible Receivables. In the event of a breach of
              ----------------------------------
     any representation and warranty set forth in subsection 2.4(b), upon the
                                                  -----------------
     expiration of 30 days (or with the prior written consent of a Responsible Officer of the Trustee, such longer period, not to exceed 60 days, specified in such consent) of the earlier to occur of the discovery of such breach by Seller or receipt by Seller of written notice of such breach given by the Trustee or Servicer, Seller shall accept a retransfer of each Principal Receivable to which such breach relates (an "Ineligible
                                                            ----------
     Receivable") on the terms and conditions set forth below; provided,
     ----------                                                --------
     however, that no such retransfer shall be required to be made with respect
     -------
     to such Ineligible Receivable if, on any day within such 30-day period (or such longer period as may be specified in the consent) the representations and warranties in subsection 2.4(b) of this Agreement with respect to such
                       -----------------
     Ineligible Receivable shall then be true and correct in all material respects with respect to such Ineligible Receivable as if such Ineligible Receivable had been transferred to the Seller or the Trust on such day. Notwithstanding anything contained in this subsection 2.4(d) to the
                                                -----------------
     contrary, in the event of breach of any representation and warranty set forth in subsection 2.4(b), with respect to (x) each Receivable existing as
              -----------------
     of the Closing Date or an Addition Date, as applicable, and (y) each new Receivable thereafter arising, having been conveyed to the Seller or the Trust free and clear of any Lien of any Person claiming through or under Seller and its Affiliates and in compliance in all material respects, with all Requirements of Law applicable to FCNB or Seller, immediately upon the earliest to occur of the discovery of such breach by Seller or receipt by Seller of written notice of such breach given by the Trustee or the Servicer, Seller shall repurchase and the Trustee shall convey, without recourse, representation or warranty, all of the Trustee's right, title and interest in each Ineligible Receivable, and the Servicer shall promptly notify Moody's of such event. Seller shall accept a retransfer of each such Ineligible Receivable and there shall be deducted from the aggregate amount of Principal Receivables used to calculate the Seller Amount the face amount of each such Ineligible Receivable. On and after the date of such retransfer, each Ineligible Receivable so retransferred shall not be included in the calculation of the Investor Percentage, the Seller Percentage or the Seller Amount. In the event that the exclusion of an Ineligible Receivable from the calculation of the Seller Amount would cause the Seller Amount to be less than the Minimum Seller Amount, Seller shall make a deposit in the Collection Account in immediately available funds in an amount equal to the Shortfall Amount to the extent the Seller has received such funds from FCNB under the Receivables Purchase Agreement, and, if Seller has not received such funds, to the extent Seller has funds available for such purpose after amounts payable to Securityholders (as defined in the Receivables Purchase Agreement) have been paid in full. The amounts so deposited are to be treated for all purposes hereof as Collections on such Ineligible Receivables. Such deposit shall be considered a prepayment in full of the Ineligible Receivable and shall be applied in accordance with Article IV. Upon each retransfer to Seller of
                                ----------
     such Ineligible Receivable, the Trust shall automatically and without further action be deemed to transfer, assign and set-over to Seller, without recourse, representation or warranty, all the right, title and interest of the Trust in, to and under such Ineligible Receivable, all monies due or to become due with respect thereto, all proceeds thereof and Insurance Proceeds relating thereto. The Trustee shall execute such documents and instruments of transfer and take such other actions as shall reasonably be requested by Seller to effect the transfer of such Ineligible Receivable pursuant to this subsection. The obligation of Seller to accept retransfer of any Ineligible Receivable shall constitute the sole remedy respecting any breach of the representations and warranties set forth in subsection 2.4(b) with respect to such Receivable available to
     -----------------
     Certificateholders or the Trustee on behalf of Certificateholders. Each party hereto agrees that the failure by the Seller to make the deposit in accordance with this Section 2.4(d) shall not give rise to any claim
                          --------------
     against the Seller.

          (e) Retransfer of Trust Portfolio. In the event of a breach of any of
              -----------------------------
     the representations and warranties set forth in subsection 2.4(a), either
                                                     -----------------
     the Trustee, or the Holders of Investor Certificates evidencing Undivided Interests aggregating not less than 25% of the Investor Amount of any Series, by notice then given in writing to Seller (and to the Trustee and the Servicer, if given by the Investor Certificateholders), may direct Seller to accept retransfer of all of the Principal Receivables following the period of 45 days after such notice, or within such longer period as may be specified in such notice, and Seller shall be obligated to accept retransfer of such Receivables on a Distribution Date first occurring after such applicable period on the terms and conditions set forth below; provided, however,
     --------  -------
     that no such retransfer shall be required to be made if, at any time during such applicable period the representations and warranties contained in subsection 2.4(a) shall then be true and correct in all material respects.
     -----------------
     Seller shall deposit on the Transfer Date (in next day funds) for the related Distribution Date an amount equal to the deposit amount provided in the next sentence for such Receivables in the Distribution Account for distribution to the Investor Certificateholders pursuant to Section 12.3 to
                                                                 ------------
     the extent the Seller has received such funds from FCNB under the Receivables Purchase Agreement, and, if Seller has not received such funds, to the extent Seller has funds available for such purpose after amounts payable to Securityholders (as defined in the Receivables Purchase Agreement) have been paid in full. The deposit amount for such retransfer will be equal to (i) the Aggregate Investor Amount at the end of the day on the last day of the Monthly Period preceding the Distribution Date on which the retransfer is scheduled to be made, less the amount, if any, transferred to the Distribution Account on such Transfer Date for application to principal payments in respect of Investor Certificates, plus
     (ii) an amount equal to all interest accrued but unpaid on the Investor Certificates at the Certificate Rate through such last day, less the amount transferred to the Distribution Account from the Finance Charge Account on such Transfer Date in respect of Certificate Interest. Payment of the deposit amount and all other amounts in the Distribution Account in respect of the preceding Monthly Period shall be considered a prepayment in full of the Receivables represented by the Investor Certificates. On the Distribution Date following the Transfer Date on which such amount has been deposited in full into the Distribution Account, the Receivables and all monies due or to become due with respect thereto and all proceeds of the Receivables and Insurance Proceeds relating thereto shall be transferred to Seller, and the Trustee shall execute and deliver such instruments of transfer, in each case without recourse, representation or warranty, as shall be reasonably requested by Seller to vest in Seller, or its designee or assignee, all right, title and interest of the Trust in, to and under the Receivables, all monies due or to become due with respect thereto (including all Finance Charge Receivables) and all proceeds thereof and Insurance Proceeds relating thereto. If the Trustee or the Investor Certificateholders give a notice directing Seller to accept a retransfer as provided above, the obligation of Seller to accept a retransfer of the Receivables pursuant to this subsection 2.4(e) shall constitute the sole
                                  -----------------
     remedy respecting a breach of the representations and warranties contained in subsection 2.4(a) available to the Investor Certificateholders or the
        -----------------
     Trustee on behalf of the Investor Certificateholders. Each party hereto agrees that the failure by the Seller to make the deposit in accordance with this Section 2.4(e) shall not give rise to any claim against the
               --------------
     Seller.

          (f) Seller will not add additional RPA Seller parties to the Receivables Purchase Agreement, and not become a party to a new receivables purchase agreement, without first satisfying the Rating Agency Condition.

          (g) Seller will be adequately capitalized to engage in the transactions contemplated by its Certificate of Incorporation.

          Section 2.5 Covenants of Seller. Seller hereby covenants that:
                      -------------------

          (a) Receivables to be Accounts. Seller will take no action to cause
              --------------------------
     any Receivable to be characterized as anything other than an "account" (as defined in the UCC as in effect in the applicable jurisdiction). Each Receivable shall be payable pursuant to a contract which does not create a Lien on any goods purchased thereunder.

          (b) Security Interests. Except for the transfers hereunder, Seller
              ------------------
     will not sell, pledge, assign or transfer to any other Person, or grant, create, incur, assume or suffer to exist any Lien on any Receivable, whether now existing or hereafter transferred to the Trust, or any interest therein; Seller will immediately notify the Trustee of the existence of any Lien on any Receivable; and Seller shall defend the right, title and interest of the Trust in, to and under the Receivables, whether now existing or hereafter transferred to the Trust, against all claims of third parties; provided, however, that nothing in this subsection 2.5(b) shall
              --------  -------                       -----------------
     prevent or be deemed to prohibit Seller from suffering to exist upon any of the Receivables any Liens for state, municipal or other local taxes if such taxes shall not at the time be due and payable or if Seller shall currently be contesting the validity thereof in good faith by appropriate proceedings and shall have set aside on its books adequate reserves with respect thereto; provided further, however, that nothing in this subsection 2.5(b)
              ----------------  -------                       -----------------
     shall prevent or be deemed to prohibit Seller from granting a participation interest in the Seller Interest or the Undivided Interest in the Trust evidenced thereby.

          (c) Account Allocations.
              -------------------

               (i) In the event that Seller is unable for any reason to transfer Receivables to the Trust in accordance with the provisions of this Agreement (including, without limitation, by reason of the occurrence of an Insolvency Event) then, in any such event, (A) Seller agrees to instruct the Servicer to allocate and pay to the Trust, after the date of such inability, payments received in respect of the Accounts giving rise to such Receivables first to the total amount of Principal Receivables from such Accounts transferred to the Trust; and (B) Seller agrees to have such amounts applied as Collections in accordance with Article IV. If such event shall occur, it shall be
                          ----------
          deemed a Pay Out Event immediately upon the occurrence thereof. The parties hereto agree that Finance Charge Receivables, whenever created, with respect to Principal Receivables which have been transferred to the Trust shall continue to be a part of the Trust notwithstanding any cessation of the transfer of additional Principal Receivables to the Trust and Collections with respect thereto shall continue to be allocated and paid in accordance with Article IV.
                                                               ----------

               (ii) In the event that pursuant to subsection 2.4(d), Seller
                                                  -----------------
          accepts a retransfer of an Ineligible Receivable as a result of a breach of the representations and warranties in subsection 2.4(b)
                                                          -----------------
          relating to such Receivable, then, in any such event, Seller agrees to instruct the Servicer to allocate payments received in respect of the Account giving rise to such Receivable first to the total amount of Principal Receivables of the appropriate Obligor retained in the Trust and thereafter to the total amount owing by such Obligor on any Ineligible Receivable retransferred to Seller.

          (d) Delivery of Collections. Seller agrees to pay to the Servicer (if
              -----------------------
     the Servicer is not then FCNB) promptly (but in no event later than two Business Days after receipt) all Collections received by Seller in respect of the Receivables.

          (e) [Reserved.]
               --------

          (f) Finance Charges and Other Fees. Seller agrees that, except as
              ------------------------------
     otherwise required by any Requirement of Law or as is deemed by FCNB to be advisable for its MasterCard and VISA program based on a good faith assessment by FCNB of the various factors impacting the use of its MasterCard and VISA cards, FCNB shall not reduce at any time (x) the Finance Charges assessed in respect of any Accounts, or (y) any other fees charged on any of the Accounts, if as a result of such reduction, FCNB's reasonable expectation of the Portfolio Yield in respect of any Series as of such date would be less than the current Base Rate applicable to such Series.

          (g) Cardholder Agreements and Cardholder Guidelines. FCNB agrees to
              -----------------------------------------------
     comply with and perform its obligations under the Cardholder Agreements relating to the Accounts and the Cardholder Guidelines and all applicable regulations of MasterCard and VISA, except insofar as any failure so to comply or conform would not materially and adversely affect the rights of the Trust or the Certificateholders hereunder or under the Certificates or any Supplement. In that regard, except as aforesaid, and so long as such changes are made applicable to the entire portfolio of MasterCard and VISA accounts owned and serviced by the Servicer which have characteristics the same as, or substantially similar to, the Accounts which are subject hereto (if any), FCNB shall be free to change the terms and provisions of such Cardholder Agreements or the Cardholder Guidelines in any respect.

          (h) Compliance with Law. Seller hereby agrees to comply in all
              -------------------
     material respects with all Requirements of Law applicable to Seller.

          (i) Activities of Seller. Seller shall not engage in any business or
              --------------------
     activity of any kind or enter into any transaction or indenture, mortgage, instrument, agreement, contract, lease or other undertaking which is not directly related to the transactions contemplated and authorized by this Agreement or the Receivables Purchase Agreement or which is otherwise a Permitted Transaction.

          (j) Indebtedness. Seller shall not create, incur, assume or suffer to
              ------------
     exist any Indebtedness or other liability whatsoever, except (i) obligations incurred or owing to the Trust under this Agreement or the Receivables Purchase Agreement, (ii) liabilities incident to the maintenance of its corporate existence in good standing and the ownership of the Receivables, (iii) obligations incident to a Permitted Transaction or (iv) obligations to FCNB or Spiegel for payment for Trust Assets acquired under the Receivables Purchase Agreement.

          (k) Guarantees. Seller shall not become or remain liable, directly or
              ----------
     contingently, in connection with any Indebtedness or other liability of any other Person, whether by guarantee, endorsement (other than endorsements of negotiable instruments for deposit or collection in the ordinary course of business), agreement to purchase or repurchase, agreement to supply or advance funds, or otherwise except incident to a Permitted Transaction.

          (l) Investments. Seller shall not make or suffer to exist any loans or
              -----------
     advances to, or extend any credit to, or make any investments (by way of transfer of property, contributions to capital, purchase of stock or securities or evidences of indebtedness, acquisition of the business or assets, or otherwise) in, any Person except (i) for purchases of Receivables pursuant to the Receivables Purchase Agreement, (ii) for investments in Permitted Investments in accordance with the terms of this Agreement or (iii) pursuant to a Permitted Transaction.

          (m) Stock; Merger; Sales. Seller shall not sell any shares of any
              --------------------
     class of its capital stock to any Person, or enter into any transaction of merger or consolidation, or liquidate or dissolve itself (or suffer any liquidation or dissolution), or acquire or be acquired by any Person, or convey, sell, lease or otherwise dispose of any of its property or business, except as provided for in this Agreement.

          (n) Distributions. Seller shall not declare or pay, directly or
              -------------
     indirectly, any dividend or make any other distribution (whether in cash or other property) with respect to the profits, assets or capital of Seller or any Person's interest therein, or purchase, redeem or otherwise acquire for value any of its capital stock now or hereafter outstanding, except that so long as no Pay Out Event has occurred and is continuing and no Pay Out Event would occur as a result thereof or after giving effect thereto, Seller may declare and pay dividends on its capital stock.

          (o) Agreements. Seller shall not become a party to, or permit any of
              ----------
     its properties to be bound by, any indenture, mortgage, instrument, contract, agreement, lease or other undertaking, except this Agreement, the Receivables Purchase

     Agreement and the Supplements and except incidental to a Permitted Transaction or amend or modify the provisions of its certificate of Incorporation or issue any power of attorney except to the Trustee or to the Servicer.

          (p) Receivables Purchase Agreement. Seller shall not give any consent
              ------------------------------
     to FCNB or exercise any of its rights under the Receivables Purchase Agreement unless the Rating Agency Condition is satisfied with respect thereto.

          (q) Separate Corporate Existence. Seller shall:
              ----------------------------

               (i) Maintain its own deposit account or accounts, separate from those of any Affiliate, with commercial banking institutions. The funds of Seller will not be diverted to any other Person or for other than corporate uses of Seller, except for dividends allowed under
          Section 2.5(m) or Section 2.5(n).
          --------------    --------------

               (ii) Ensure that, to the extent that it shares the same officers or other employees as any of its stockholders or Affiliates, the salaries of and the expenses related to providing benefits to such officers and other employees shall be fairly allocated among such entities, and each such entity shall bear its fair share of the salary and benefit costs associated with all such common officers and employees.

               (iii) Ensure that, to the extent that it jointly contracts with any of its stockholders or Affiliates to do business with vendors or service providers or to share overhead expenses, the costs incurred in so doing shall be allocated fairly among such entities, and each such entity shall bear its fair share of such costs. To the extent that Seller contracts or does business with vendors or service providers where the goods and services provided are partially for the benefit of any other Person, the costs incurred in so doing shall be fairly allocated to or among such entities for whose benefit the goods and services are provided, and each such entity shall bear its fair share of such costs. All material transactions (other than this Agreement and the Receivables Purchase Agreement) between Seller and any of its Affiliates shall be only on an arm's length basis.

               (iv) Maintain a principal executive and administrative office through which its business is conducted separate from those of its Affiliates. To the extent that Seller and any of its stockholders or Affiliates have offices in the same location, there shall be a fair and appropriate allocation of overhead costs among them, and each such entity shall bear its fair share of such expenses.

               (v) Conduct its affairs strictly in accordance with its Certificate of Incorporation and observe all necessary, appropriate and customary corporate formalities, including, but not limited to, holding all regular and special stockholders' and directors' meetings appropriate to authorize all corporate action, keeping separate and accurate minutes of its meetings, passing all resolutions or consents necessary to authorize actions taken or to be taken, and maintaining accurate and separate books, records and accounts, including, but not limited to, payroll and intercompany transaction accounts.

               (vi) Conduct its own business in its own name.

               (vii) Use separate stationary, invoices and checks.

               (viii) Hold itself out as a separate entity.

          (r) Location of Records. Seller (i) shall not move outside the State
              -------------------
     of Delaware the location of its chief executive office without 45 days' prior written notice to the Trustee and (ii) will promptly take all actions required (including but not limited to all filings and other acts necessary or advisable under the UCC of each applicable jurisdiction) in order to continue the first priority perfected ownership interest of the Certificateholders in all Receivables now owned or hereunder created. Seller will give the Trustee prompt notice of a change within the State of Delaware of the location of its chief executive office.

          Section 2.6 Addition of Accounts.
                      --------------------

          (a) If, on any Record Date, the Aggregate Principal Balance is less than the Minimum Aggregate Principal Balance, either Seller or the Servicer (whichever shall first become aware of same) promptly shall give the Trustee written notice thereof, and as soon as practicable (but in no event later than 10 days thereafter) Seller shall designate additional Eligible Accounts ("Additional Accounts") to be included as Accounts and shall
                -------------------
     transfer the Receivables in such Additional Accounts to the Trust, in a sufficient amount so that the Aggregate Principal Balance on such Record Date would have, if the Receivables from such Additional Accounts had been transferred to the Trust on or prior to such Record Date, at least equaled the Minimum Aggregate Principal Balance. If Seller fails to transfer Receivables as required by the preceding sentence, then the Trustee shall give Seller immediate notice thereof.

          (b) In addition to its obligation under subsection 2.6(a), Seller may,
                                                  -----------------
     but shall not be obligated to, from time to time, designate Additional Accounts to be included as Accounts.

          (c) Seller agrees that any Receivables from Additional Accounts shall be transferred by Seller to the Trust under subsection 2.6(a), (b) or (e)
                                                 -----------------  ---    ---
     upon and subject to the following conditions:

               (i) On or before the fifth Business Day (the "Notice Date") prior
                                                             -----------
          to the Addition Date in respect of Additional Accounts added pursuant to subsection 2.6(a) or (b), Seller shall give the Trustee and the
             -----------------    ---
          Servicer (if a Person other than Seller) written notice that such Additional Accounts will be included and specifying the approximate aggregate amount of the Receivables to be transferred;

               (ii) Seller (A) shall transfer to the Trust Receivables only in Eligible Accounts, and (B) shall, if such designation of Additional Accounts is made pursuant to subsection 2.6(b) or (e) and the addition
                                       -----------------    ---
          of such Additional Accounts

                    (1) would cause the quotient (the "Annual Quotient") of (x)
                                                       ---------------
               the sum of the Annual Account Additions after giving effect to such addition, plus the related Base Amount, divided by (y) the
                              ----                          ------- --
               related Base Amount to exceed 1.20, or

                    (2) would cause the quotient (the "Quarterly Quotient") of
                                                       ------------------
               (x) the sum of the Quarterly Account Additions after giving effect to such addition, plus the related Base Amount, divided by
                                        ----                          ------- --
               (y) the related Base Amount to exceed 1.15;

          in either case, deliver a letter from each Rating Agency to the Trustee by the Addition Date confirming that the Rating Agency Condition has been satisfied with respect to the addition of such Additional Accounts;

               (iii) On or prior to the Addition Date, in respect of Additional Accounts added pursuant to subsection 2.6(a) or (b), Seller shall have
                                     -----------------    ---
          delivered to the Trustee a written transfer agreement (including an acceptance by the Trustee on behalf of the Trust for the benefit of the Investor Certificateholders) in substantially the form of Exhibit
                                                                        -------
          A (the "Transfer Agreement") and shall have indicated in its books and
          -       ------------------
          records, including the computer files of the Receivables, that the Receivables created in connection with the Additional Accounts have been transferred by Seller to the Trust; and shall have delivered to the Trustee a computer file or microfiche list containing a true and complete list of all Additional Accounts identified by account number, and the aggregate amount of the Receivables and the aggregate amount of Principal Receivables in such Additional Accounts, as of the Addition Date in respect of Additional Accounts added pursuant to subsection 2.6(a) or (b), which computer file or microfiche list
          -----------------    ---
          shall be marked as Schedule 1 to the Transfer Agreement, delivered to
                             ----------
          the Trustee as confidential and proprietary, shall be as of the date of such Transfer Agreement and incorporated into and made a part of such Transfer Agreement and this Agreement;

               (iv) Seller shall be deemed to represent and warrant that (x) each Additional Account is, as of the Addition Date, an Eligible Account, (y) no selection procedures reasonably believed by Seller to be materially adverse to the interests of the Investor Certificateholders were utilized in selecting the Additional Accounts from the available Eligible Accounts, and (z) as of the Addition Date, Seller is not insolvent and will not be rendered insolvent by adding any such Additional Account to any Cycle;

               (v) Seller shall be deemed to represent and warrant that, as of the Addition Date, the representations and warranties set out in
          Schedule 2 are true and correct; and without limiting the generality
          ----------
          of the foregoing, the Transfer Agreement constitutes either (x) a valid transfer to the Trust of all right, title and interest of Seller in, to and under the Receivables then existing and thereafter arising in respect of the Additional Accounts, all monies due or to become due with respect thereto (including all Finance Charge Receivables), and all proceeds (including, without limitation, as defined in the UCC as in effect in the applicable jurisdiction) of such Receivables and Insurance Proceeds relating thereto, and such property will be owned by the Trust free and clear of any Lien of any Person, except for (i) Liens permitted under subsection 2.5(b), (ii) the Seller Interest and
                                -----------------
          (iii) Seller's right to receive interest accruing on, and investment earnings in respect of, the Finance Charge Accounts, the Principal Accounts and any other Investor Accounts, as provided in this Agreement and any Supplement, or (y) a grant of a security interest (as defined in the UCC as in effect in the applicable jurisdiction) in such property to the Trust, which is enforceable with respect to then existing Receivables of the Additional Accounts, all monies due or to become due with respect thereto, the proceeds thereof and Recoveries and Insurance Proceeds relating thereto upon the transfer of such Receivables to the Trust, and which will be enforceable with respect to the Receivables thereafter transferred in respect of Additional Accounts, the proceeds thereof and Insurance Proceeds relating thereto upon such transfer; and (z) if the Transfer Agreement constitutes the grant of a security interest to the Trust in such property, upon the filing of a financing statement as described in Section 2.1 with
                                                          -----------
          respect to such Additional Accounts and in the case of the Receivables of Additional Accounts thereafter transferred and the proceeds thereof, and Insurance Proceeds relating to such Receivables, upon such transfer, the Trust shall have a first priority perfected security interest in such property, except for Liens permitted under subsection 2.5(b), the Seller Interest and Seller's right to receive
          -----------------
          interest accruing on, and investment
          earnings in respect of, the Finance Charge Accounts, the Principal Accounts and any other Investor Accounts, as provided in this Agreement and any Supplement;

               (vi) Seller shall, on the Addition Date for Additional Accounts added pursuant to subsection 2.6(a) or (b), deliver a certificate of a
                            -----------------    ---
          Vice President or more senior officer confirming the items set forth in clauses (ii), (iii), (iv) and (v) above; and
             ------------  -----  ----     ---

               (vii) Seller shall, on the Addition Date for Additional Accounts added pursuant to subsection 2.6(a) or (b), deliver an Opinion of
                            -----------------    ---
          Counsel with respect to the Receivables in the Additional Accounts substantially in the form of Exhibit B, and which shall be reasonably
                                       ---------
          acceptable to the Rating Agencies.

          (d) Seller shall provide to each Rating Agency and to each Enhancement Provider prior written notice each time Additional Accounts are added pursuant to subsection 2.6(a) or (b).
                 -----------------    ---

          (e) In addition to the occasional designation of Additional Accounts as required or permitted pursuant to subsections 2.6(a) and (b) above,
                                          ------------------     ---
     Seller agrees that each new MasterCard or VISA account originated in the normal course of FCNB's business after the Cut Off Date, where Receivables with respect to such accounts are purchased by Seller pursuant to the Receivables Purchase Agreement, shall automatically be included as an Account (and the Trust Assets arising thereunder automatically transferred to the Trust) effective on the tenth Business Day following the end of the Monthly Period in which such account is assigned to one of Seller's billing cycles; provided, however, that such automatic inclusion and transfer shall
             --------  -------
     not occur with respect to any such account if: (i) such account does not qualify as an Eligible Account, (ii) the inclusion in the Trust of the Receivables in such Account, if such Accounts had been designated by Seller pursuant to subsection 2.6(b), would have caused the limitations set forth
                 -----------------
     in subsection 2.6(c)(ii) to be exceeded (unless there shall have been
        ---------------------
     delivered to the Trustee a letter from each Rating Agency confirming the Rating Agency Condition has been satisfied with respect to the addition of such Additional Account), or (iii) Seller otherwise designates such account as an account which is not to be included as an Account pursuant to this subsection 2.6(e). On or before the fifth Business Day of each month next
     -----------------
     succeeding a calendar month in which Accounts were included pursuant to the preceding sentence, Seller shall (i) indicate in its books and records, including the computer files of the receivables, that the Receivables created in connection with such included Accounts have been transferred to the Trust, and (ii) shall deliver to the Trustee a computer file or microfiche list containing a true and complete list of all such included Accounts identified by account number and by the Receivables balance and Principal Receivables balance as of the end of such calendar month, which computer file or microfiche list shall be delivered to the Trustee as confidential and proprietary and incorporated into and made a part of this Agreement.

          Section 2.7 Removal of Accounts.
                      -------------------

          (a) Subject to the conditions set forth below, during the Revolving Period Seller may designate from time to time Accounts no longer to be designated for inclusion in the Trust (the "Removed Accounts"); provided,
                                                 ----------------    --------
     however, that Seller shall not make more than one such designation in any
     -------
     Monthly Period. On or before the fifth Business Day (the "Removal Notice
                                                               --------------
     Date") prior to the date on which Removed Accounts shall be designated (the
     ----
     "Removal Date"), Seller shall give the Trustee, the Servicer (if a Person
      ------------
     other than Seller), each Rating Agency and each Enhancement Provider written notice that the Receivables from such Removed Accounts are to be retransferred to Seller.

     Notwithstanding anything in this Section 2.7(a) to the contrary, Seller's designation of Removed Accounts hereunder shall be on a basis that complies with generally accepted accounting principles as determined by Seller after consultation with its accountants.

          (b) Seller shall be permitted to designate and require retransfer to it of the Receivables from Removed Accounts only upon satisfaction of the following conditions:

               (i) The Rating Agency Condition has been satisfied with respect to the removal of such Removed Accounts;

               (ii) On each Removal Date, the Trustee shall deliver to Seller a written retransfer agreement in substantially the form of Exhibit C
                                                                    ---------
          (the "Retransfer Agreement") and Seller shall deliver to the Trustee a
                --------------------
          computer file, microfiche or written list containing a true and complete schedule identifying all Removed Accounts specifying for each such Removed Account, as of the Removal Notice Date, its account number and the aggregate amount of Receivables therein. Such computer file, microfiche or written list shall be as of the date of such Retransfer Agreement incorporated into and made a part of this Agreement;

               (iii) Seller shall represent and warrant as of each Removal Date that (a) the list of Removed Accounts, as of the Removal Notice Date, complies in all material respects with the requirements of (ii) above;
                                                                     ----
          (b) no selection procedure used by Seller which is adverse to the interests of the Investor Certificateholders was utilized in selecting the Removed Accounts; and (c) as of the Removal Notice Date and as of the Removal Date, Seller is not insolvent, and such removal was not made in contemplation of the Seller's insolvency;

               (iv) The removal of any Receivables of any Removed Accounts on any Removal Date shall not, in the reasonable belief of Seller, cause a Pay Out Event to occur, or an event which with notice or lapse of time or both would constitute a Pay Out Event;

               (v) The Aggregate Principal Balance shall not be less than the Minimum Aggregate Principal Balance after giving effect to such removal; and

               (vi) Seller shall have delivered to the Trustee and to each Enhancement Provider a certificate of an officer of Seller confirming the items set forth in clauses (i) through (v) above. The Trustee may
                                 -----------         ---
          conclusively rely on such certificate, shall have no duty to make inquiries with regard to the matters set forth therein and shall incur no liability in so relying.

          Upon satisfaction of the above conditions, the Trustee shall execute and deliver the Retransfer Agreement to Seller, and the Receivables from the Removed Accounts shall no longer constitute a part of the Trust.

          Section 2.8 Discount Option.
                      ----------------

          (a) The Seller shall have the option to designate at any time and from time to time a percentage or percentages, which may be a fixed percentage or a variable percentage based on a formula (the "Discount Percentage"), of
                                                       -------------------
     all or any specified portion of Principal Receivables created after the Discount Option Date to be treated as Finance Charge Receivables ("Discount
                                                                        --------
     Option Receivables"). The Seller shall also have the option of reducing or
     ------------------
     withdrawing the Discount Percentage, at any time and from time to time, on and after such Discount Option Date. The Seller shall provide to the Servicer, the Trustee and any Rating Agency 30 days prior written notice of the Discount Option Date, and such designation shall become effective on the Discount Option Date (i) unless such designation in the reasonable belief of the Seller would cause a Pay Out Event with respect to any Series to occur, or an event which, with notice or lapse of time or both, would constitute a Pay Out Event with respect to any Series or (ii) unless the Rating Agency Condition shall not have been satisfied with respect to such designation; provided that for this purpose Moody's shall not be deemed to be a "Rating Agency."

          (b) After the Discount Option Date, the Seller shall treat Discount Option Receivable Collections as Collections of Finance Charge Receivables as provided herein.

                                  ARTICLE III

                  ADMINISTRATION AND SERVICING OF RECEIVABLES

          Section 3.1 Acceptance of Appointment and Other Matters Relating to
                      -------------------------------------------------------
     the Servicer.
     ------------

          (a) FCNB agrees to act as the Servicer under this Agreement. The Investor Certificateholders by their acceptance of the Investor Certificates consent to FCNB acting as Servicer.

          (b) Subject to the provisions of this Agreement, the Servicer shall service and administer the Receivables and shall collect payments due under the Receivables in accordance with its customary and usual servicing procedures for servicing credit card receivables comparable to the Receivables and in accordance with the Cardholder Guidelines and shall have full power and authority, acting alone or through any party properly designated by it hereunder, to do any and all things in connection with such servicing and administration which it may deem necessary or desirable. Without limiting the generality of the foregoing and subject to Section
                                                                     -------
     10.1, the Servicer is hereby authorized and empowered (i) unless such power
     ----
     and authority is revoked by the Trustee on account of the occurrence of a Servicer Default pursuant to Section 10.1, to make withdrawals from the
                                  ------------
     Collection Account as set forth in this Agreement, (ii) unless such power and authority is revoked by the Trustee on account of the occurrence of a Servicer Default pursuant to Section 10.1, to instruct the Trustee to make
                                  ------------
     withdrawals and payments from the Principal Accounts, the Finance Charge Accounts and any other Investor Accounts in accordance with such instructions as set forth in this Agreement, (iii) unless such power and authority is revoked by the Trustee on account of the occurrence of a Servicer Default pursuant to Section 10.1, to instruct the Trustee in
                                  ------------
     writing as provided herein, and (iv) unless such power and authority is revoked by the Trustee on account of the occurrence of a Servicer Default pursuant to Section 10.1, to execute and deliver, on behalf of the Trust
                 ------------
     for the benefit of the Certificateholders, any and all instruments of satisfaction or cancellation, or of partial or full release or discharge, and all other comparable instruments, with respect to the Receivables and, after the delinquency of any Receivable and to the extent permitted under and in compliance with applicable law and regulations, to commence enforcement proceedings with respect to such Receivables. The Trustee agrees that it shall promptly follow the instructions of the Servicer, including those to withdraw funds from the Principal Accounts, the Finance Charge Accounts, the Excess Funding Account and any other Series Account. The Trustee shall furnish the Servicer with any powers of attorney and other documents necessary or appropriate to enable the Servicer to carry out its servicing and administrative duties hereunder.

          (c) (i) In the event that Seller is unable for any reason to transfer Receivables to the Trust in accordance with the provisions of this Agreement (including, without limitation, by reason of the occurrence of an Insolvency Event) the Servicer agrees to allocate and pay to the Trust, after such date, all Collections in respect of the Accounts giving rise to such Receivables first to the total amount of Principal Receivables from such Accounts transferred to the Trust.

               (ii) In the event that pursuant to subsection 2.4(d), Seller
                                                  -----------------
          accepts a retransfer of an Ineligible Receivable as a result of a breach of the representations and warranties in subsection 2.4(b)
                                                          -----------------
          relating to such Receivable, the Servicer agrees to allocate payments received in respect of the Account giving rise to such Receivable first to the total amount of Principal Receivables of the appropriate Obligor retained in the Trust and thereafter to the total amount owing by such Obligor on any Ineligible Receivables retransferred to Seller.

          (d) The Servicer shall not be obligated to use separate servicing procedures, offices, employees or accounts for servicing the Receivables from the procedures, offices, employees and accounts used by the Servicer in connection with servicing other credit card receivables.

          (e) The Servicer shall maintain fidelity bond coverage insuring against losses through wrongdoing of its officers and employees who are involved in the servicing of credit card receivables.

          Section 3.2 Servicing Compensation. As compensation for its servicing
                      ----------------------
     activities hereunder and reimbursement for its expenses as set forth in the immediately following paragraph, the Servicer shall be entitled to receive a monthly servicing fee in respect of any Monthly Period (or portion thereof) prior to the termination of the Trust pursuant to Section 12.1
                                                                ------------
     (the "Monthly Servicing Fee"). The share of the Monthly Servicing Fee
           ---------------------
     allocable to each Series of Investor Certificates with respect to any Monthly Period (or portion thereof) shall be payable on the related Distribution Date and, with respect to each Series (unless provided in the related Supplement), shall be equal to one-twelfth of the product of (A) the applicable Series Servicing Fee Percentage and (B) the Investor Amount of such Series as of the first day of the related Monthly Period, or portion thereof (the "Investor Monthly Servicing Fee"). The share of the
                           ------------------------------
     Monthly Servicing Fee allocable to the Seller Interest with respect to any Monthly Period (or portion thereof) shall be equal to one-twelfth of the product of (A) the Seller Amount and (B) the weighted average of the Series Servicing Fee Percentages with respect to each Series of Investor Certificates then outstanding (the "Monthly Seller Servicing Fee"). The
                                         ----------------------------
     Monthly Servicing Fee shall equal the sum of (x) the aggregate amount of Investor Monthly Servicing Fees with respect to each Series then outstanding and (y) the Monthly Seller Servicing Fee. The Investor Monthly Servicing Fee with respect to any Series is payable in arrears on the related Distribution Date (unless otherwise provided in the related Supplement) and the Monthly Seller Servicing Fee is payable in arrears no later than the last Distribution Date with respect to any Series occurring in a Monthly Period. The Monthly Seller Servicing Fee and, unless otherwise provided in a Supplement, each Investor Monthly Servicing Fee, shall be calculated on the basis of a 360-day year consisting of twelve 30-day months.

          The Servicer's expenses include the reasonable fees and disbursements of independent accountants and all other expenses incurred by the Servicer in connection with its activities hereunder; provided that the Servicer
                                                  --------
     shall not be liable for any liabilities, costs or expenses of the Trust, the Investor Certificateholders or the Certificate Owners arising under any tax law, including without limitation any federal, state or local income or franchise taxes or any other tax imposed on or measured by income (or any interest or penalties with respect thereto or arising from a failure to comply therewith). The Servicer shall be required to pay such expenses for its own account and shall not be entitled to any payment therefor other than the Monthly Servicing Fee.

          Section 3.3 Representations, Warranties and Covenants of the Servicer.
                      ---------------------------------------------------------
     FCNB, as initial Servicer, hereby makes, and any successor Servicer by its appointment hereunder shall make, the following representations and warranties and covenants on which the Trustee has relied in accepting the Receivables in trust and in authenticating Certificates:

          (a) Organization and Good Standing. The Servicer is duly organized,
              ------------------------------
     validly existing and in good standing under the laws of its jurisdiction of organization, and has full corporate power, authority and right to own its properties and conduct its business as such properties are presently owned and such business is presently conducted, and to execute, deliver and perform its obligations under this Agreement.

          (b) Due Qualification. The Servicer is qualified as a foreign banking
              -----------------
     association or other entity in any state where it is required to be so qualified to service the Receivables as required by this Agreement and has obtained all necessary licenses and approvals as required under federal and state law, in each case, where the failure to be so qualified, licensed or approved, could reasonably be expected materially and adversely to affect the ability of the Servicer to comply with the terms of this Agreement.

          (c) Due Authorization. The execution, delivery, and performance of
              -----------------
     this Agreement have been duly authorized by the Servicer by all necessary corporate action on the part of the Servicer.

          (d) Binding Obligation. This Agreement constitutes legal, valid and
              ------------------
     binding obligations of the Servicer, enforceable in accordance with its terms, except as enforceability may be limited by Debtor Relief Laws and except as such enforceability may be limited by general principles of equity (whether considered in a proceeding at law or in equity).

          (e) No Violation. The execution and delivery of this Agreement by the
              ------------
     Servicer, and the performance of the transactions contemplated by this Agreement and the fulfillment of the terms hereof applicable to the Servicer, will not conflict with, violate, result in any breach of any of the terms and provisions of, or constitute (with or without notice or lapse of time or both) a default under, any Requirements of Law applicable to the Servicer or any indenture, contract, agreement, mortgage, deed of trust or other instrument to which the Servicer is a party or by which it is bound.

          (f) No Proceedings. There are no proceedings or investigations pending
              --------------
     or, to the best knowledge of the Servicer, threatened against the Servicer before any court, regulatory body, administrative agency or other tribunal or governmental instrumentality seeking to prevent the issuance of the Certificates or the consummation of any of the transactions contemplated by this Agreement, seeking any determination or ruling that, in the reasonable judgment of the Servicer, would materially and adversely affect the performance by the Servicer of its obligations under this Agreement, or seeking any determination or ruling that would materially and adversely affect the validity or enforceability of this Agreement.

          (g) Rescission and Cancellation. Other than pursuant to and in
              ---------------------------
     accordance with the Cardholder Guidelines, the Servicer shall not rescind or cancel any Receivable unless such rescission or cancellation shall have been ordered or directed by a Governmental Authority.

          (h) Other Actions. Other than pursuant to and in accordance with the
              -------------
     Cardholder Guidelines and as otherwise specifically permitted by this Agreement, the Servicer shall not (i) take or fail to take any action if such action or failure to act would impair the rights of the Trust in any Receivable, or (ii) revise or defer any payment due in respect of any Receivable.

          (i) Compliance with Requirements of Law. The Servicer shall duly
              -----------------------------------
     satisfy all obligations on its part to be fulfilled under or in connection with the Receivables or Accounts, will maintain in effect all qualifications required under Requirements of Law in order to properly service the Receivables and the Accounts and will comply in all material respects with all Requirements of Law in connection with servicing the Receivables and the Accounts the failure to comply with which would have a material adverse effect on the Certificateholders.

          (j) Regulatory Filings. Servicer shall make any filings, reports,
              ------------------
     notices, applications and registrations with, and seek any consents or authorizations from, the Securities and Exchange Commission and any state securities authority on behalf of the Trust as may be necessary or advisable to comply with any federal or state securities or reporting requirements laws.

          Section 3.4 Reports and Records for the Trustee; Bank Account
                      -------------------------------------------------
     Statements.
     -----------

          (a) Daily Reports. On each Business Day, the Servicer shall prepare
              -------------
     and make available at the office of the Servicer for inspection by the Trustee a record setting forth (i) the aggregate amount of Collections processed by the Servicer on the preceding Business Day and (ii) the aggregate amount of Receivables as of the close of business on the preceding Business Day.

          (b) Monthly Servicer's Certificate. Unless otherwise stated in the
              ------------------------------
     related Supplement with respect to any Series, on each Determination Date, the Servicer shall forward to the Trustee, the Paying Agent, any Rating Agency and any Enhancement Provider a certificate of a Servicing Officer substantially in the form of Exhibit D setting forth (i) the aggregate
                                  ---------
     amount of Collections processed during the preceding Monthly Period, (ii) the aggregate amount of the Investor Percentage of Collections of Principal Receivables processed by the Servicer pursuant to Article IV during the
                                                       ----------
     preceding Monthly Period, (iii) the aggregate amount of the Investor Percentage of Collections of Finance Charge Receivables processed by the Servicer pursuant to Article IV during the preceding Monthly Period, (iv)
                          ----------
     the aggregate amount of Receivables and the balance on deposit in each Finance Charge Account, each Principal Account, the Excess Funding Account and each other Series Account with respect to Collections processed as of the end of the last day of the preceding Monthly Period, (v) the aggregate amount, if any, of withdrawals, drawings or payments under any Enhancement with respect to each Series required to be made with respect to the previous Monthly Period, and (vi) the sum of all amounts payable to the Investor Certificateholders on the succeeding Distribution Date in respect of Certificate Interest and Certificate Principal.

          Section 3.5 Annual Servicer's Certificate. The Servicer will deliver
                      -----------------------------
     to the Trustee, any Enhancement Provider and any Rating Agency on or before April 30 of each calendar year, beginning with April 30, 1993, an Officer's Certificate substantially in the form of Exhibit E stating that (a) a
                                              ---------
     review of the activities of the Servicer during the preceding calendar year and of its performance under this Agreement was made under the supervision of the officer signing such certificate and (b) to the best of such officer's knowledge, based on such review, the Servicer has fully performed all its obligations under this Agreement throughout such year, or, if there has been a default in the performance of any such obligation, specifying each such default known to such officer and the nature and status thereof. A copy of such certificate may be obtained by any Investor Certificateholder by a request in writing to the Trustee addressed to the Corporate Trust Office.

          Section 3.6 Annual Independent Public Accountants' Servicing Report.
                      -------------------------------------------------------

          (a) On or before April 30 of each calendar year, beginning with April 30, 1993, the Servicer shall cause KPMG or another firm of nationally recognized independent public accountants (who may also render other services to the Servicer or Seller) to furnish a report covering the preceding annual period to the effect that such accountants have applied certain agreed-upon procedures to certain documents and records relating to the servicing of Accounts under this Agreement, compared the information contained in the Servicer's certificates delivered during the period covered by such report with such documents and records and that no matters came to the attention of such accountants that caused them to believe that such servicing was not conducted in compliance with Section 3.2, Article IV
                                                         -----------  ----------
     and Section 8.8, except for such exceptions as such accountants shall
         -----------
     believe to be immaterial and such other exceptions as shall be set forth in such statement. In addition, each report shall set forth the agreed-upon procedures performed. A copy of such report may be obtained by any Investor Certificateholder by a request in writing to the Trustee addressed to the Corporate Trust Office. In addition, the Servicer shall cause such accountants to furnish a copy of such report to each Rating Agency and to each Enhancement Provider.

          (b) On or before April 30 of each calendar year, beginning with April 30, 1993, the Servicer shall cause KPMG or another firm of nationally recognized independent public accountants (who may also render other services to the Servicer or Seller) to furnish a report to the Trustee to the effect that they have compared the mathematical calculations of each amount set forth in the monthly certificates forwarded by the Servicer pursuant to subsection 3.4(c) during the period covered by such report
                 -----------------
     (which shall be the period from January 1, to and including December 31 of such calendar year) with the Servicer's computer reports which were the source of such amounts and that on the basis of such comparison, such accountants are of the opinion that such amounts are in agreement, except for such exceptions as they believe to be immaterial and such other exceptions as shall be set forth in such statement. A copy of such report may be obtained by any Investor Certificateholder by a request in writing to the Trustee addressed to the Corporate Trust Office. In addition, the Servicer shall cause such accountants to furnish a copy of such report to each Rating Agency and to each Enhancement Provider.

          Section 3.7 Tax Treatment. Seller has structured this Agreement and
                      -------------
     the Investor Certificates to facilitate a secured, credit-enhanced financing on favorable terms with the intention that the Investor Certificates will constitute indebtedness of Seller for federal income and state and local tax purposes; and Seller and each

     Investor Certificateholder by acceptance of its Certificate agrees to recognize and report the Investor Certificates as indebtedness of Seller for purposes of federal, state and local income or franchise taxes and any other tax imposed on or measured by income, and to report all receipts and payments relating thereto in a manner that is consistent with such characterization.

          Section 3.8 Notices to Seller. In the event that Seller is no longer
                      -----------------
     affiliated with Servicer, Servicer shall deliver or make available to Seller each certificate and report required to be prepared, forwarded or delivered thereafter pursuant to Sections 3.4, 3.5 and 3.6.
                                      ------------  ---     ---

                                   ARTICLE IV

                  RIGHTS OF CERTIFICATEHOLDERS AND ALLOCATION
                         AND APPLICATION OF COLLECTIONS

          Section 4.1 Rights of Certificateholders. Each Series of Investor
                      ----------------------------
     Certificates shall represent Undivided Interests in the Trust, including the benefits of any Enhancement and the right to receive the Collections and other amounts at the times and in the amounts specified in this Article
                                                                         -------
     IV to be deposited in Investor Accounts for the account of such Investor
     --
     Certificates or paid to the Investor Certificateholders of such Series; provided, however, that the aggregate interest represented by such Series
     --------  -------
     of Certificates at any time in the Principal Receivables shall not exceed an amount equal to the Investor Amount at such time. The Seller Interest shall represent the remaining Undivided Interest in the Trust, including the right to receive the Collections and other amounts at the times and in the amounts specified in this Article IV to be paid with respect to the
                                   ----------
     Seller Interest, provided, however, that the aggregate interest represented
                      --------  -------
     by the Seller Interest at any time in the Principal Receivables shall not exceed the Seller Amount at such time, and the Seller Interest shall not represent any interest in the Investor Accounts, except as provided in this Agreement, or the benefits of any Enhancement issued with respect to any Series.

          Section 4.2 Establishment of Investor Accounts.
                      ----------------------------------

          (a) The Collection Account. The Servicer, for the benefit of the
              ----------------------
     Certificateholders, shall establish and maintain in the name of the Trust, or cause to be established and maintained, with an office or branch located in the state designated by the Servicer of a depository institution or trust company (which may include the Trustee) organized under the laws of the United States of America or any one of the states thereof a non-interest bearing segregated corporate trust account (the "Collection
                                                                   ----------
     Account") bearing a designation clearly indicating that the funds deposited
     -------
     therein are held in trust for the benefit of the Certificateholders; provided, however, that at all times the certificates of deposit,
     --------  -------
     short-term deposits or
     commercial paper or the long-term unsecured debt obligations (other than such obligation whose rating is based on collateral or on the credit of a Person other than such institution or trust company) of such depository institution or trust company shall have a credit rating from the applicable Rating Agency of P-1, A-1+, as applicable, respectively, in the case of the certificates of deposit, short-term deposits or commercial paper, or a rating from the applicable Rating Agency of Aaa, AAA, as applicable, in the case of the long-term unsecured debt obligations, and which is a member of the FDIC (a "Qualified Institution"). Pursuant to Section 3.1(b), the
                  ---------------------                --------------
     Servicer shall have the revocable power to withdraw funds from the Collection Account for the purposes of carrying out its duties hereunder. The Supplement for any Series may require the Trustee to establish and maintain a subaccount of the Collection Account for a Series (such subaccount, a "Collection Subaccount") bearing a designation clearly
                    ---------------------
     indicating that the funds deposited therein are held in trust for the benefit of the Certificateholders of such Series with a depository institution or trust company meeting the criteria provided in such Supplement. Funds on deposit in the Collection Subaccount with respect to any Series shall not be for the benefit of the Investor Certificateholders of any other Series. The funds on deposit in each Collection Subaccount shall be invested in the manner provided in the related Supplement, and any earnings on such investments shall be applied as provided in such Supplement. The Trustee shall possess all right, title and interest in all funds on deposit from time to time in the Collection Account and in each Collection Subaccount and all proceeds thereof, and the Trustee shall have sole dominion and control of such account, funds and proceeds.

          (b) The Finance Charge Accounts and Principal Accounts. The Trustee,
              --------------------------------------------------
     for the benefit of the Investor Certificateholders, shall establish and maintain with itself (or with another Qualified Institution) in the name of the Trust two segregated corporate trust accounts for each Series (in each case, the "Series Finance Charge Account" and the "Series Principal
                -----------------------------           ----------------
     Account", respectively, all of which are referred to herein as the "Finance
     -------                                                             -------
     Charge Accounts" and the "Principal Accounts", respectively), bearing a
     ---------------           ------------------
     designation clearly indicating that the funds therein are held for the benefit of the Investor Certificateholders of such Series. The Trustee shall possess all right, title and interest in all funds on deposit from time to time in the accounts created pursuant to this subsection (b) and
                                                           --------------
     all proceeds thereof, and the Trustee shall have sole dominion and control of such accounts, funds and proceeds. Pursuant to authority granted to it hereunder, the Servicer shall have the revocable power to instruct the Trustee to withdraw funds from the Finance Charge Accounts and Principal Accounts for the purpose of carrying out the Servicer's duties hereunder. The Trustee at all times shall maintain accurate records reflecting each transaction in the Principal Accounts and the Finance Charge Accounts and that funds held therein shall at all times be held in trust for the benefit of the respective Investor Certificateholders.

          (c) The Distribution Account. The Trustee, for the benefit of the
              ------------------------
     Investor Certificateholders, shall cause to be established and maintained in the name of the Trust, with an office or branch of a Qualified Institution, a non-interest bearing segregated demand deposit account (the "Distribution Account") bearing a designation clearly indicating that the
      --------------------
     funds deposited therein are held in trust for the benefit of the Investor Certificateholders. The Trustee shall possess all right, title and interest in all funds on deposit from time to time in the Distribution Account and all proceeds thereof, and the Trustee shall have sole dominion and control of such account, funds and proceeds. The Paying Agent shall have the revocable authority to make withdrawals from the Distribution Account.

          (d) Establishment of the Excess Funding Account. The Servicer, for the
              -------------------------------------------
     benefit of the Investor Certificateholders and the holder of the Seller Interest, shall establish and maintain or cause to be established and maintained in the name of the Trustee, on behalf of the Trust, with a Qualified Institution designated by the Servicer, a segregated trust account within the corporate trust department of such Qualified Institution (the "Excess Funding Account"), bearing a designation clearly indicating
           ----------------------
     that the funds deposited therein are held in trust for the benefit of the Investor Certificateholders and the holder of the Seller Interest. The Trustee shall possess all right, title and interest in all funds on deposit from time to time in the Excess Funding Account and in all proceeds thereof, and the Trustee shall have sole dominion and control of such account, funds and proceeds. Pursuant to the authority granted to it pursuant to subsection 3.1(b), the Servicer shall have the power, revocable
                 -----------------
     by the Trustee, to withdraw funds and to instruct the Trustee to withdraw funds from the Excess Funding Account for the purposes of carrying out its duties hereunder.

          (e) Administration of the Investor Accounts. Funds on deposit in the
              ---------------------------------------
     Principal Accounts and the Finance Charge Accounts shall at all times be invested in Permitted Investments for the benefit of Seller; provided, that
                                                                  --------
     any such investment shall mature and such funds shall be available for withdrawal on or prior to the Transfer Date following the Record Date occurring in the Monthly Period in which such funds were processed for collection. The Trustee shall maintain for the benefit of the Investor Certificateholders and the Servicer possession of the negotiable instruments or securities evidencing the Permitted Investments described in clause (a) of the definition thereof from the time of purchase thereof
     ----------
     until the time of sale or maturity. On a monthly basis, all interest and earnings (net of losses and investment expenses) on funds on deposit in the Principal Accounts and the Finance Charge Accounts shall be deposited by the Trustee in a separate deposit account with a Qualified Institution in the name of Seller, which shall not constitute a part of the Trust, or shall otherwise be turned over by the Trustee to Seller in accordance with Seller's instructions. Subject to the restrictions set forth above, Seller shall have the authority to instruct the Trustee with respect to the investment of funds on deposit in the Principal Accounts and the Finance Charge Accounts. For purposes of determining the availability of funds or the balances in the Finance Charge Accounts and the Principal Accounts for any reason under this Agreement, all investment earnings on such funds shall be deemed not to be available or on deposit.

          (f) Failure of Institution to Qualify. If an institution at which the
              ---------------------------------
     Collection Account, any Collection Subaccount, the Excess Funding Account or any Investor Account is established ceases to be a Qualified Institution, the Servicer or the Trustee (as the case may be) shall notify the Rating Agencies and within 15 days establish a replacement account at a Qualified Institution and transfer any monies, documents, instruments, securities, securities entitlements, certificates of deposit and other property to such replacement account. From the date such new account is established, it shall be the Collection Account, Excess Funding Account or applicable Investor Account, as appropriate.

          Section 4.3 Collections and Allocations.
                      ---------------------------

          (a) Collections. The Servicer shall deposit all Collections in the
              -----------
     Collection Account as promptly as possible after the Date of Processing of such Collections, but in no event later than the second Business Day following such Date of Processing; provided, however, that during the
                                        --------  -------
     Revolving Period for all outstanding Series, the Servicer may at its option deposit on a daily basis as aforesaid only those Collections attributable to Finance Charge Receivables and allocable to the Investor Certificates, and retain all other Collections until the next Collections Deposit Day, at which time such other Collections, netted as provided in subsection 4.3(c),
                                                              -----------------
     shall be deposited in the Collection Account.

          The Servicer shall allocate such amounts to each Series of Investor Certificates and to the Seller Interest in accordance with this Article IV
                                                                     ----------
     and shall withdraw the required amounts from the Collection Account or pay such amounts to the Seller Interest or to the other persons entitled thereto pursuant to this Agreement, in each case as modified by any Supplement. The Servicer shall make such deposits or payments on the date indicated therein, if applicable, by wire transfer in next day funds.

          (b) Commingling Conditions. Notwithstanding anything in this Agreement
              ----------------------
     to the contrary, for so long as, and only so long as, FCNB shall remain the Servicer hereunder and no Servicer Default has occurred and is continuing and either (i) the Servicer provides to the Trustee a letter of credit or other arrangement covering risk of collection of the Servicer and the Servicer shall have satisfied the Rating Agency Condition with respect to such arrangement or (ii) the Servicer (unless the Rating Agency Condition has been satisfied with respect to making monthly deposits) shall have and maintain a certificate of deposit or short-term deposit rating of P-1 by Moody's and of at least A-1 by Standard & Poor's and deposit insurance as required by law and by the FDIC, the Servicer need not deposit

     Collections  to the  Collection  Account  in the  manner  provided  in this
     Article IV or make payments to the holder of the Seller  Interest  prior to
     ----------
     the close of  business  on the day any  Collections  are  deposited  in the
     Collection  Account  as  provided  in this  Article  IV,  but may make such
                                                 -----------
     deposits, payments and withdrawals on the Transfer Date in the Monthly Period following the Monthly Period in which such amounts were collected in an amount equal to the net amount of such deposits, payments and withdrawals which would have been made but for the provisions of this paragraph.

          (c) Net Payments. So long as First Consumers National Bank is the
              ------------
     Servicer and First Consumers National Bank, as Servicer, is making deposits to the Collection Account in accordance with subsection 4.3(a), First
                                                  -----------------
     Consumers National Bank, acting as Servicer and as agent for the holder of the Seller Interest, may make a net payment to the Collection Account on the Collections Deposit Day in the amount of all Collections received by the Servicer since the previous Collections Deposit Date, minus all amounts payable to First Consumers National Bank or with respect to the Seller Interest on or before the next succeeding Transfer Date in accordance with this Article IV and, in such event, the Servicer will, on the Collections
          ----------
     Deposit Date, retain, or pay to the holder of the Seller Interest, as the case may be, all amounts payable to First Consumers National Bank or the holder of the Seller Interest as aforesaid in lieu of the payments required to be made under this Article IV.
                           ----------

          (d) Investor Net Recoveries. On each Determination Date, the Servicer
              -----------------------
     shall calculate the Investor Net Recoveries, if any, for the Monthly Period next preceding such Determination Date. On or before the Transfer Date next following such Determination Date, the Servicer shall deposit the amount of Investor Net Recoveries, if any, in the Collection Account.

          (e) Adjustments for Miscellaneous Credits. The Servicer shall be
              -------------------------------------
     obligated to reduce on a monthly basis the aggregate amount of Principal Receivables used to calculate the Seller Amount as provided in this subsection 4.3(c) (a "Credit Adjustment") with respect to any Principal
     -----------------     -----------------
     Receivable (i) which was created in respect of merchandise refused or returned by the Obligor thereunder, (ii) which is reduced by the Servicer by any rebate, refund, chargeback or adjustment, (iii) as to which the Obligor thereunder has asserted a counterclaim or defense and either (A) the Servicer has agreed such counterclaim or defense is valid or (B) a final nonappealable judgment or decree has been entered in favor of such Obligor in respect of such counterclaim or defense by a court or arbitral body having jurisdiction thereof, or (iv) which the Servicer has determined was created through a fraudulent or counterfeit charge, but only if and to the extent such fraudulent or counterfeit charges are not included as charge-offs under the Cardholder Guidelines.

          In the event that the exclusion of the amount of a Credit Adjustment from the calculation of the Seller Amount would cause the Seller Amount to be less than zero,

     Seller shall make a deposit, no later than the Business Day following the Date of Processing of such Credit Adjustment, in the Excess Funding Account in immediately available funds, in an amount equal to the amount by which such Credit Adjustment exceeded the Seller Amount on such Date of Processing to the extent the Seller has received such funds from FCNB under the Receivables Purchase Agreement, and, if Seller has not received such funds, to the extent Seller has funds available for such purpose after amounts payable to Securityholders (as defined in the Receivables Purchase Agreement) have been paid in full. Each party hereto agrees that the failure by the Seller to make the deposit in accordance with this Section
                                                                       -------
     4.3(e) shall not give rise to any claim against the Seller.
     ------

          (f) Allocations for the Seller Interest. Throughout the existence of
              -----------------------------------
     the Trust, unless otherwise stated in any Supplement, the Servicer shall allocate to the Seller Interest an amount equal to the product of (i) the Seller Percentage and (ii) the aggregate amount of such Principal Collections and Finance Charge Collections, respectively, in respect of each Monthly Period. Notwithstanding anything in this Agreement to the contrary, unless otherwise stated in any Supplement, the Servicer need not deposit this amount or any other amounts so allocated to the Seller Interest pursuant to any Supplement into the Collection Account and shall pay, or be deemed to pay, such amounts as collected to the holder of the Seller Interest, except, if the Seller Amount is less than zero, then Principal Collections which are allocated to the Seller Interest shall be deposited in the Excess Funding Account until the Seller Amount is equal to zero.

          (g) Shared Principal Collections; Excess Funding Account. On each
              ----------------------------------------------------
     Business Day, Principal Collections allocable to the Seller Interest and Shared Principal Collections payable to the holder of the Seller Interest in an aggregate amount equal to the Shortfall Amount shall be deposited in the Excess Funding Account. Thereafter, amounts in the Excess Funding Account shall be treated as Shared Principal Collections to the extent that, after giving effect to the application and distribution of such amount as Shared Principal Collections, the Aggregate Principal Balance would equal or exceed the Minimum Aggregate Principal Balance. Shared Principal Collections shall be allocated to outstanding Principal Sharing Series pro rata based on the Principal Shortfall, if any, for each such
            --- ----
     Principal Sharing Series, and the Servicer shall (except as provided above) pay any remaining Shared Principal Collections on each Business Day to the holder of the Seller Interest.

          (h) Investment of Amounts in Excess Funding Account. Amounts on
              -----------------------------------------------
     deposit in the Excess Funding Account on any Business Day will be invested, at the direction of the Seller, by the Servicer or the Trustee on behalf of the Seller in Permitted Investments maturing on the next Business Day. Earnings from such investments received shall be paid to the Seller or, if the Seller Amount as determined on such Business Day does not exceed the Minimum Seller Amount, such earnings shall be deposited in the Excess Funding Account.

          (i) Allocation of Deposit Obligations. If the Seller or the Servicer
              ---------------------------------
     shall fail to make any Deposit Obligation, the amount thereof shall first be allocated to reduce the Seller Amount until the Seller Amount equals the Minimum Seller Amount. Any remaining shortfall shall be allocated to each Series ratably based upon a fraction the numerator of which is the Investor Percentage used by such Series to allocate Default Amounts and the denominator of which is the sum of all such numerators of all Series outstanding (such allocated amount, the "Series Share" of such shortfall).
                                              ------------
     The Series Share of each series that specifies a Minimum Seller Percentage greater than zero shall be allocated to reduce the Minimum Seller Amount, and any Collections otherwise allocable to the Seller Amount or balance on deposit in the Excess Funding Account shall be available on a ratable basis to such Series to cover any shortfalls arising from such failure; provided
                                                                       --------
     to the extent the Seller Amount falls below zero, any portion of the Series Share of any such Series that is not covered as described above shall be allocated to such Series. The Series Share of each Series that specifies a Minimum Seller Percentage of zero shall be allocated to such Series.

                  [THE REMAINDER OF ARTICLE IV IS RESERVED AND
                      SHALL BE SPECIFIED IN ANY SUPPLEMENT
                           WITH RESPECT TO ANY SERIES]

                                    ARTICLE V

                        [ARTICLE V IS RESERVED AND SHALL
                         BE SPECIFIED IN ANY SUPPLEMENT
                           WITH RESPECT TO ANY SERIES]

                                   ARTICLE VI

                                THE CERTIFICATES

          Section 6.1 The Certificates. The Investor Certificates of each Series
                      ----------------
     and any Class thereof shall be issued in fully registered form and shall be substantially in the form of the exhibits with respect thereto attached to the related Supplement. The Investor Certificates shall, upon issue, be executed and delivered by the Trustee. The Investor Certificates shall be issuable in a minimum denomination of $1,000 Undivided Interest and integral multiples thereof, unless otherwise provided in any Supplement, and the Investor Certificates of each Series shall be issued upon initial issuance in an aggregate original principal amount equal to the Initial Investor

     Amount of such Series. Each Certificate shall be executed by manual or facsimile signature on behalf of the Trustee by an authorized officer of the Trustee. Certificates bearing the manual or facsimile signature of the individual who was, at the time when such signature was affixed, authorized to sign on behalf of the Trustee shall not be rendered invalid, notwithstanding that such individual has ceased to be so authorized prior to the authentication and delivery of such Certificates or does not hold such office at the date of such Certificates. No Certificate shall be entitled to any benefit under this Agreement, or be valid for any purpose, unless there appears on such Certificate a certificate of authentication substantially in the form provided for herein executed by or on behalf of the Trustee by the manual or facsimile signature of a duly authorized signatory, and such certificate upon any Certificate shall be conclusive evidence, and the only evidence, that such Certificate has been duly authenticated and delivered hereunder. All Certificates shall be dated the date of their authentication.

          Section 6.2 Authentication of Certificates. Contemporaneously with the
                      ------------------------------
     initial transfer of the Receivables, whether now existing or hereafter acquired (other than Receivables in Additional Accounts) and the other components to the Trust, the Trustee shall authenticate and deliver the initial Series of Investor Certificates. The Certificates shall be duly authenticated by or on behalf of the Trustee, and together shall evidence the entire ownership of the Trust.

          Section 6.3 Registration of Transfer and Exchange of Certificates.
                      -----------------------------------------------------

          (a) The Trustee shall cause to be kept at the office or agency to be maintained by a transfer agent and registrar (the "Transfer Agent and
                                                        ------------------
     Registrar") in accordance with the provisions of Section 11.16 a register
     ---------                                        -------------
     (the "Certificate Register") in which, subject to such reasonable
           --------------------
     regulations as it may prescribe, the Transfer Agent and Registrar shall provide for the registration of the Investor Certificates and of transfers and exchanges of the Investor Certificates as herein provided. The Trustee is hereby initially appointed Transfer Agent and Registrar for the purpose of registering the Investor Certificates and transfers and exchanges of the Investor Certificates as herein provided. The Trustee shall be permitted to resign as Transfer Agent and Registrar upon 30 days written notice to the Servicer. In the event that the Trustee shall no longer be the Transfer Agent and Registrar, the Trustee shall appoint a successor Transfer Agent and Registrar.

          Upon surrender for registration of transfer of any Investor Certificate of any Series at any office or agency of the Transfer Agent and Registrar maintained for such purpose, the Trustee shall execute, authenticate and deliver, in the name of the designated transferee or transferees, one or more new Investor Certificates of such Series in authorized denominations of like aggregate Undivided Interests.

          At the option of an Investor Certificateholder, Investor Certificates of any Series may be exchanged for other Investor Certificates of the same Series and authorized denominations of like Undivided Interests, upon surrender of the Investor Certificates to be exchanged at any such office or agency. Whenever any Investor Certificates are so surrendered for exchange, the Trustee shall execute, authenticate and deliver the Investor Certificates which the Certificateholder making the exchange is entitled to receive. Every Investor Certificate presented or surrendered for registration of transfer or exchange shall be accompanied by a written instrument of transfer in a form satisfactory to the Trustee and the Transfer Agent and Registrar duly executed by the Certificateholder thereof or his attorney duly authorized in writing.

          No service charge shall be made for any registration of transfer or exchange of Investor Certificates, but the Transfer Agent and Registrar may require payment of a sum sufficient to cover any tax or governmental charge that may be imposed in connection with any transfer or exchange of Investor Certificates.

          All Investor Certificates surrendered for registration of transfer and exchange shall be canceled and disposed of in a manner satisfactory to Seller and the Trustee.

          (b) Except as provided in Section 6.12 or 7.2 or this subsection
                                    ------------    ---         ----------
     6.3(b), Seller shall not transfer the Seller Interest or any interest
     ------
     therein other than participations granted under the Receivables Purchase Agreement. Seller may from time to time transfer a portion of the Seller Interest upon satisfaction of the following conditions:

               (i) the Seller Amount shall not be less than the Minimum Seller Amount, in each case as of the date of, and deducting the transferred portion of, such transfer;

               (ii) the Rating Agency Condition shall have been satisfied with respect to such transfer; and

               (iii) Seller shall have delivered to Trustee and each Rating Agency an Opinion of Counsel to the effect that such transfer does not adversely affect any of the conclusions stated in opinions as to federal income tax delivered on any Closing Date, dated the date of such transfer, with respect thereto.

          Any portion of the Seller Interest transferred as described above may be further transferred only upon satisfaction of the conditions set forth in clauses (ii) and (iii) above.
        ------------      ---

          (c) The Transfer Agent and Registrar will maintain at its expense in the Borough of Manhattan, The City of New York, an office or offices or agency or agencies where Investor Certificates may be surrendered for registration of transfer or exchange.

          Section 6.4 Mutilated, Destroyed, Lost or Stolen Certificates. If (a)
                      -------------------------------------------------
     any mutilated Certificate is surrendered to the Transfer Agent and Registrar, and the Transfer Agent and Registrar receives evidence to its satisfaction of the destruction, loss or theft of any Certificate and (b) there is delivered to the Transfer Agent and Registrar and the Trustee such security or indemnity as may be required by them (which unsecured agreement of indemnity by an institutional Certificateholder shall be sufficient for such purposes) to save each of them harmless, then, in the absence of notice to the Trustee that such Certificate has been acquired by a bona fide purchaser, the Trustee shall execute and deliver, in exchange for or in lieu of any such mutilated, destroyed, lost or stolen Certificate, a new Certificate of like tenor and aggregate Undivided Interest. In connection with the issuance of any new Certificate under this Section 6.4, the
                                                         -----------
     Trustee or the Transfer Agent and Registrar may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other expenses (including the fees and expenses of the Trustee and the Transfer Agent and Registrar) connected therewith. Any duplicate Certificate issued pursuant to this Section 6.4
                                                                  -----------
     shall constitute complete and indefeasible evidence of ownership in the Trust, as if originally issued, whether or not the lost, stolen or destroyed Certificate shall be found at any time.

          Section 6.5 Persons Deemed Owners. Prior to due presentation of a
                      ---------------------
     Certificate for registration of transfer, the Trustee and the Paying Agent, the Transfer Agent and Registrar and any agent of any of them may treat the person in whose name any Certificate is registered as the owner of such Certificate for the purpose of receiving distributions pursuant to Article
                                                                        -------
     V (as described in any Supplement) and for all other purposes whatsoever,
     -
     and neither the Trustee and the Paying Agent, the Transfer Agent and Registrar nor any agent of any of them shall be affected by any notice to the contrary; provided, however, that in determining whether the holders of
                   --------  -------
     Investor Certificates evidencing the requisite Undivided Interests have given any request, demand, authorization, direction, notice, consent or waiver hereunder, Investor Certificates owned by Seller, the Servicer or any Affiliate thereof shall be disregarded and deemed not to be outstanding, except that, in determining whether the Trustee shall be protected in relying upon any such request, demand, authorization, direction, notice, consent or waiver, only Investor Certificates which a Responsible Officer in the Corporate Trust Office of the Trustee knows to be so owned shall be so disregarded. Investor Certificates so owned which have been pledged in good faith shall not be disregarded and may be regarded as outstanding if the pledgee establishes to the satisfaction of the Trustee the pledgee's right so to act with respect to such Investor Certificates and that the pledgee is not Seller, the Servicer or an Affiliate thereof.

          Section 6.6 Appointment of Paying Agent.
                      ---------------------------

          (a) The Paying Agent shall make distributions to Investor Certificateholders from the Distribution Account pursuant to Articles IV
                                                                  -----------
     and V hereof. Any Paying Agent shall have the revocable power to withdraw
         -
     funds from the Distribution Account for the purpose of making distributions referred to above. The Trustee may revoke such power and remove the Paying Agent for a particular Series, if the Trustee determines in its sole discretion that the Paying Agent shall have failed to perform its obligations under this Agreement in any material respect. The Paying Agent, unless the Supplement relating to any Series states otherwise, shall initially be the Trustee. The Trustee shall be permitted to resign as Paying Agent upon 30 days' written notice to Seller. In the event that the Trustee shall no longer be the Paying Agent, the Trustee shall appoint a successor. Each Paying Agent must be acceptable to Seller and the Servicer. The provisions of Sections 11.1, 11.2 and 11.3 shall apply to the Trustee
                       -------------  ----     ----
     also in its role as Paying Agent, for so long as the Trustee shall act as Paying Agent.

          (b) The Trustee shall cause the Paying Agent (other than itself) to execute and deliver to the Trustee an instrument in which such Paying Agent shall agree with the Trustee that such Paying Agent will hold all sums, if any, held by it for payment to the Investor Certificateholders in trust for the benefit of the Investor Certificateholders entitled thereto until such sums shall be paid to such Certificateholders and shall agree, and if the Trustee is the Paying Agent it hereby agrees, that it shall comply with all requirements of the Internal Revenue Code regarding the withholding of payments in respect of federal income taxes due from Certificate Owners by the Trustee.

          Section 6.7 Access to List of Certificateholders' Names and Addresses.
                      ---------------------------------------------------------
     The Trustee will furnish or cause to be furnished by the Transfer Agent and Registrar to the Servicer or the Paying Agent, within five Business Days after receipt by the Trustee of a request therefor from the Servicer or the Paying Agent, respectively, in writing, a list in such form as the Servicer or the Paying Agent may reasonably require, of the names and addresses of the Investor Certificateholders as of the most recent Record Date for payment of distributions to Investor Certificateholders. If Holders of Investor Certificates (the "Applicants") evidencing Undivided Interests
                                 ----------
     aggregating not less than 10% of the Investor Amount of the Investor Certificates of any Series apply in writing to the Trustee, and such application states that the Applicants desire to communicate with other Investor Certificateholders of any Series with respect to their rights under this Agreement or under the Investor Certificates and is accompanied by a copy of the communication which such Applicants propose to transmit, then the Trustee, after having been adequately indemnified by the Seller for its costs and expenses, shall afford or shall cause the Transfer Agent and Registrar to afford such Applicants access during normal business hours to the most recent list of Certificateholders held by the Trustee and shall give the Servicer notice that such request has been made, within five Business Days after the receipt of such application. Such list shall be as of a date no more than 45 days prior to the date of receipt of such Applicants' request. Every Certificateholder, by receiving and holding a Certificate, agrees with the Trustee that neither the Trustee, the Transfer Agent and Registrar, nor any of their respective agents shall be held accountable by reason of the disclosure of any such information as to the names and addresses of the Certificateholders hereunder, regardless of the source from which such information was obtained.

          Section 6.8 Authenticating Agent.
                      --------------------

          (a) The Trustee may appoint one or more authenticating agents with respect to the Certificates which shall be authorized to act on behalf of the Trustee in authenticating the Certificates in connection with the issuance, delivery, registration of transfer, exchange or repayment of Certificates. Whenever reference is made in this Agreement to the authentication of Certificates by the Trustee or the Trustee's certificate of authentication, such reference shall be deemed to include authentication on behalf of the Trustee by an authenticating agent and a certificate of authentication executed on behalf of the Trustee by an authenticating agent. Each authenticating agent must be acceptable to Seller and the Servicer.

          (b) Any institution succeeding to the corporate agency business of an authenticating agent shall continue to be an authenticating agent without the execution or filing of any paper or any further act on the part of the Trustee or such authenticating agent.

          (c) An authenticating agent may at any time resign by giving written notice of resignation to the Trustee and to Seller. The Trustee may at any time terminate the agency of an authenticating agent by giving notice of termination to such authenticating agent and to Seller. Upon receiving such a notice of resignation or upon such a termination, or in case at any time an authenticating agent shall cease to be acceptable to the Trustee or Seller or the Servicer, the Trustee promptly may appoint a successor authenticating agent. Any successor authenticating agent upon acceptance of its appointment hereunder shall become vested with all the rights, powers and duties of its predecessor hereunder, with like effect as if originally named as an authenticating agent. No successor authenticating agent shall be appointed unless acceptable to the Trustee, Seller and the Servicer.

          (d) The Servicer agrees to pay each authenticating agent from time to time reasonable compensation for its services under this Section 6.8, and
                                                              -----------
     the Trustee
     shall be entitled to be reimbursed and Servicer shall reimburse the Trustee for such reasonable payments actually made, subject to the provisions of
     Section 11.5.
     -------------

          (e) The provisions of Sections 11.1, 11.2 and 11.3 shall be applicable
                                -------------  ----     ----
     to any authenticating agent.

          (f) Pursuant to an appointment made under this Section 6.8, the
                                                         -----------
     Certificates may have endorsed thereon, in lieu of the Trustee's certificate of authentication, an alternate certificate of authentication in substantially the following form:

          This is one of the Certificates described in the Pooling and Servicing Agreement.


                                                 -------------------------------
                                                 as Authenticating Agent for the
                                                 Trustee,


                                                 By:----------------------------
                                                        Authorized Officer

          Section 6.9 Book-Entry Certificates. Unless otherwise provided in any
                      -----------------------
     related Supplement, the Investor Certificates of any Series upon original issuance, shall be issued in the form of a one or more typewritten Certificates representing the Book-Entry Certificates, to be delivered to the Clearing Agency specified in the Supplement for such Series, by, or on behalf of, Seller. The Investor Certificates of each Series shall, unless otherwise provided in the related Supplement, initially be registered on the Certificate Register in the name of the nominee of the Clearing Agency, and no Certificate Owner will receive a definitive certificate representing such Certificate Owner's interest in the Investor Certificates, except as provided in Section 6.11. Unless and until definitive, fully registered
                 ------------
     Investor Certificates of any Series (the "Definitive Certificates") have
                                               -----------------------
     been issued to Certificate Owners:

               (i) the provisions of this Section 6.9 shall be in full force and
                                          -----------
          effect with respect to each such Series;

               (ii) Seller, the Servicer, the Paying Agent, the Transfer Agent and Registrar and the Trustee may deal with the related Clearing Agency and the related Clearing Agency Participants for all purposes (including the making of distributions on the Investor Certificates of each such Series) as the authorized representatives of such Certificate Owners;

               (iii) to the extent that the provisions of this Section 6.9
                                                               -----------
          conflict with any other provisions of this Agreement, the provisions of this Section 6.9 shall control with respect to each such Series;
                  -----------
          and

               (iv) the rights of Certificate Owners of each such Series shall be exercised only through the Clearing Agency and the applicable Clearing Agency Participants and shall be limited to those established by law and agreements between such Certificate Owners and the Clearing Agency and/or the Clearing Agency Participants. Pursuant to the Depository Agreement applicable to a Series, unless and until Definitive Certificates are issued pursuant to Section 6.11, the
                                                         ------------
          initial Clearing Agency will make book-entry transfers among the Clearing Agency Participants and receive and transmit distributions of principal and interest on the Investor Certificates to such Clearing Agency Participants.

          Section 6.10 Notices to Clearing Agency. Whenever notice or other
                       --------------------------
     communication to the Certificateholders of a Series is required under this Agreement, unless and until Definitive Certificates shall have been issued to the Certificate Owners of such Series, the Trustee shall give all such notices and communications specified herein to be given to Holders of the Investor Certificates of such Series to the Clearing Agency.

          Section 6.11 Definitive Certificates Initially Issued as Book-Entry
                       ------------------------------------------------------
     Certificates. If (i)(A) Seller advises the Trustee in writing that the
     ------------
     Clearing Agency is no longer willing or able properly to discharge its responsibilities under the related Depository Agreement, and (B) the Trustee or Seller is unable to locate a qualified successor, (ii) Seller, at its option, advises the Trustee in writing that it elects to terminate the book-entry system through such Clearing Agency or (iii) after the occurrence of a Servicer Default, Certificate Owners of a Series representing beneficial interests aggregating not less than 50% of the Investor Amount of a Series advise the Trustee and the related Clearing Agency through the related Clearing Agency Participants in writing that the continuation of a book-entry system through such Clearing Agency is no longer in the best interests of the Certificate Owners, the Trustee shall notify all Certificate Owners of such Series through such Clearing Agency, of the occurrence of any such event and of the availability of Definitive Certificates to Certificate Owners requesting the same. Upon surrender to the Trustee of the Investor Certificates of such Series by the related Clearing Agency, accompanied by registration instructions from the related Clearing Agency for registration, the Trustee shall issue the Definitive Certificates of such Series. Neither Seller nor the Trustee shall be liable for any delay in delivery of such instructions and may conclusively rely on, and shall be protected in relying on, such instructions. Upon the issuance of Definitive Certificates of such Series all references herein to obligations imposed upon or to be performed by the Clearing Agency shall be deemed to be imposed upon and performed by the Trustee, to the extent applicable with respect to such Definitive Certificates and the Trustee shall recognize the Holders of the Definitive Certificates of such Series as Certificateholders of such Series hereunder.

          Section 6.12 New Issuances.
                       -------------

          (a) Upon any Exchange, Seller shall under Section 6.1 deliver to the
                                                    -----------
     Trustee for execution and authentication under Section 6.2, one or more new
                                                    -----------
     Series of Investor Certificates. Any such Series of Investor Certificates shall be substantially in the form specified in the related Supplement and shall bear, upon its face, the designation for the Series to which it belongs, as selected by Seller. Except as specified in any Supplement for a related Series, all Investor Certificates of any Series shall rank pari
                                                                        ----
     passu and be equally and ratably entitled as provided herein to the
     -----
     benefits hereof (except that the Enhancement provided for any Series shall not be available for any other Series) without preference, priority or distinction on delivery, all in accordance with terms and provisions of this Agreement and the related Supplement.

          (b) Seller may require Trustee to issue to Seller under Section 6.1,
                                                                  -----------
     for execution and redelivery to Trustee for authentication under Section
                                                                      -------
     6.2, one or more newly issued Series of Investor Certificates in exchange
     ---
     for a reduction in the Seller Interest (any such transfer, a "Seller
                                                                   ------
     Exchange"). In addition, to the extent permitted for any Series of Investor
     --------
     Certificates as specified in the related Supplement, the Investor Certificateholders of such Series may tender their Investor Certificates to the Trustee pursuant to the terms and conditions set forth in such Supplement in exchange for one or more newly issued Series of Investor Certificates (an "Investor Exchange"). The Seller Exchange and Investor
                       -----------------
     Exchange are referred to collectively herein as an "Exchange." The holder of the Seller Interest or Investor Certificateholders, as applicable, may perform an Exchange by notifying the Trustee in writing at least five days (but in no event less than three Business Days) in advance (an "Exchange
                                                                     --------
     Notice") of the date upon which the Exchange is to occur (an "Exchange
     ------                                                        --------
     Date"). Any Exchange Notice shall state the designation of any Series to be
     ----
     issued on the Exchange Date and, with respect to each such Series: (i) its Initial Investor Amount (or the method of calculating such Initial Investor Amount), (ii) its Certificate Rate (or the method of allocating interest payments or other cash flows to such Series), if any, and (iii) the Enhancement Provider, if any, with respect to such Series. On the Exchange Date, the Trustee shall authenticate and deliver any such Series of Investor Certificates only upon delivery to it of the following: (A) a Supplement in form satisfactory to the Trustee satisfying the criteria set forth in subsection 6.12(c) executed by the Seller and specifying the
              ------------------
     Principal Terms of such Series, (B) the applicable Enhancement, if any, (C) the agreement, if any, pursuant to which the Enhancement Provider agrees to provide the Enhancement, if any, (D) an Opinion of Counsel dated the Exchange Date with respect to such Exchange, to the effect that, for federal income tax purposes, (1) such Exchange will not adversely affect the tax characterization as debt of the Investor Certificates of any outstanding Series or Class that was characterized as debt at the time of its issuance, (2) such action will not cause the Trust to be deemed to be an association (or publicly traded partnership) taxable as a corporation, (3) such Exchange will not cause or constitute an event in which gain or loss would be recognized by any Investor Certificateholder and (4) except as is otherwise provided in a Supplement, the Investor Certificates of the Series established pursuant to such Supplement will be properly characterized as debt, (E) evidence that the Rating Agency Condition has been satisfied with respect to such Exchange, (F) an Officer's Certificate of the Seller that on the Exchange Date (1) the Seller, after giving effect to the Exchange, would not be required to add Additional Accounts pursuant to subsection 2.6(a) and (2) after giving
                                     -----------------
     effect to such Exchange, the Aggregate Principal Balance would be at least equal to the Minimum Aggregate Principal Balance, and (G) the existing Investor Certificates, in the case of an Investor Exchange. Upon satisfaction of such conditions, Trustee shall issue as provided above, such Series of Investor Certificates, dated the Exchange Date and, in the case of an Investor Exchange, cancel the Investor Certificates tendered in exchange for the new Series. There is no limit to the number of Issuances that may be performed under this Agreement.

          (c) In conjunction with an Exchange, the parties hereto shall execute a Supplement, which shall specify the relevant terms with respect to any newly issued Series of Investor Certificates, which may including without limitation: (i) its name or designation, (ii) an Initial Investor Amount or the method of calculating the Initial Investor Amount, (iii) the Certificate Rate (or formula for the determination thereof), (iv) the Closing Date, (v) the Rating Agency or Agencies rating such Series, (vi) the name of the Clearing Agency, if any, (vii) the rights of the holder of the Seller Interest that have been transferred to the Holders of such Series pursuant to such Exchange (including any rights to allocations of Collections of Finance Charge Receivables and Principal Receivables),
     (viii) the interest payment date or dates and the date or dates from which interest shall accrue, (ix) the method of allocating Collections with respect to Principal Receivables for such Series and, if applicable, with respect to other Series and the method by which the principal amount of Investor Certificates of such Series shall amortize or accrete and the method for allocating Collections with respect to Finance Charge Receivables and Receivables in Defaulted Accounts, (x) the names of any accounts to be used by such Series and the terms governing the operation of any such account, (xi) the Series Servicing Fee Percentage, (xii) the Minimum Seller Amount, (xiii) the Series Termination Date, (xiv) the terms of any Enhancement with respect to such Series, (xv) the Enhancement Provider, if applicable, (xvi) the Base Rate applicable to such Series,
     (xvii) the terms on which the Certificates of such Series may be repurchased or remarketed to other investors, (xviii) any deposit into any account provided for such Series, (xix) the number of Classes of such Series, and if more than one Class, the rights and priorities of each such Class, (xx) whether Interchange, Recoveries or other fees will be included in the funds available to be paid for such Series, (xxi) the priority of any Series with respect to any other Series, (xxii) the rights, if any, of the holders of the Seller Interest that have been transferred to the holders of such Series, and (xxiii) any other relevant terms of such Series (including whether or not such Series will be pledged as collateral for an issuance of any other securities, including commercial paper) (all such terms, the "Principal Terms" of such Series). The terms of such
                      ---------------
     Supplement may modify or amend the terms of this Agreement solely as applied to such new Series. If on the date of the issuance of such Series there is issued and outstanding one or more Series of Investor Certificates and no Series of Investor Certificates is currently rated by a Rating Agency, then as a condition to such Exchange a nationally recognized investment banking firm or commercial bank shall also deliver to the Trustee an officer's certificate stating, in substance, that the Exchange will not have an adverse effect on the timing or distribution of payments to such other Series of Investor Certificates then issued and outstanding.

                                   ARTICLE VII

                        OTHER MATTERS RELATING TO SELLER

          Section 7.1 Liability of Seller. Seller shall be liable in accordance
                      -------------------
     herewith to the extent, and only to the extent, of the obligations specifically undertaken by Seller hereunder.

          Section 7.2 Merger or Consolidation of, or Assumption of the
                      ------------------------------------------------
     Obligations of, Seller.
     ----------------------

          (a) Seller shall not consolidate with or merge into any other Person or convey or transfer its properties and assets substantially as an entirety to any Person, unless:

               (i) the Person formed by such consolidation or into which Seller is merged or the Person which acquires by conveyance or transfer the properties and assets of Seller substantially as an entirety shall be, if Seller is not the surviving entity, organized and existing under the laws of the United States of America or any State or the District of Columbia and shall expressly assume, by an agreement supplemental hereto, executed and delivered to the Trustee, in form satisfactory to the Trustee, the performance of every covenant and obligation of Seller, as applicable hereunder, and shall benefit from all the rights granted to Seller, as applicable hereunder. To the extent that any right, covenant or obligation of Seller, as applicable hereunder, is inapplicable to the successor entity, such successor entity shall be subject to such covenant or obligation, or benefit from such right, as would apply, to the extent practicable, to such successor entity. In furtherance hereof, in applying this Section 7.2 to a successor
                                               -----------
          entity, Section 9.2 shall be applied by reference to events of
                  -----------
          involuntary liquidation,
          receivership or conservatorship applicable to such successor entity as such be set forth in the Officer's Certificate described in subsection
                                                                      ----------
          7.2(a)(ii);
          ----------

               (ii) Seller shall have delivered to the Trustee an Officer's Certificate of Seller and an Opinion of Counsel, each stating that such consolidation, merger, conveyance or transfer and such supplemental agreement comply with this Section 7.2 and that all
                                                  -----------
          conditions precedent herein provided for relating to such transaction have been complied with and, in the case of the Opinion of Counsel, that such supplemental agreement is legal, valid and binding with respect to Seller; and

               (iii) Seller shall have delivered notice to each Rating Agency of such consolidation, merger, conveyance or transfer.

          (b) The obligations of Seller hereunder shall not be assignable nor shall any Person succeed to the obligations of Seller hereunder except for mergers, consolidations, assumptions or transfers in accordance with the provisions of the foregoing paragraph.

          Section 7.3 Limitation on Liability of Seller. Neither Seller nor any
                      ---------------------------------
     of the directors or officers or employees or agents of Seller shall be under any liability to the Trust, the Trustee, the Certificateholders or any other Person for any action taken or for refraining from the taking of any action pursuant to this Agreement whether arising from express or implied duties under this Agreement; provided, however, that this provision
                                          --------  -------
     shall not protect Seller or any such person against any liability which would otherwise be imposed by reason of willful misfeasance, bad faith or negligence in the performance of duties or by reason of its willful misconduct hereunder; and provided, further, that Seller shall be liable
                               --------  -------
     for any actual damages resulting directly from Seller's material failure to perform any of its obligations under this Agreement, but only if and to the extent that another remedy is not provided for and available hereunder. Seller and any director or officer or employee or agent of Seller may rely in good faith on any document of any kind prima facie properly executed and
                                               ----- -----
     submitted by any Person respecting any matters arising hereunder. Notwithstanding anything to the contrary in this Agreement or any other Transaction Document, any payment by the Seller pursuant to this Section
                                                                      -------
     7.3 shall only be made to the extent the Seller has funds available for
     ---
     such purpose after amounts payable to Securityholders (as defined in the Receivables Purchase Agreement) have been paid in full. Each party hereto agrees that the failure to make such payment shall not give rise to any claim against the Seller.

                                  ARTICLE VIII

                     OTHER MATTERS RELATING TO THE SERVICER

          Section 8.1 Liability of the Servicer. The Servicer shall be liable in
                      -------------------------
     accordance herewith only to the extent of the obligations specifically undertaken by the Servicer in such capacity herein.

          Section 8.2 Merger or Consolidation of, or Assumption of the
                      ------------------------------------------------
     Obligations of, the Servicer. The Servicer shall not consolidate with or
     ----------------------------
     merge into any other corporation or convey or transfer its properties and assets substantially as an entirety to any Person, unless:

               (i) the Person formed by such consolidation or into which the Servicer is merged or the Person which acquires by conveyance or transfer the properties and assets of the Servicer substantially as an entirety shall be a corporation or a banking association organized and existing under the laws of the United States of America or any State or the District of Columbia, and, if the Servicer is not the surviving entity, shall expressly assume, by an agreement supplemental hereto, executed and delivered to the Trustee in form satisfactory to the Trustee, the performance of every covenant and obligation of the Servicer hereunder;

               (ii) The Servicer has delivered notice of such consolidation, merger, conveyance or transfer to each of the Rating Agencies; and

               (iii) the Servicer has delivered to the Trustee and each Enhancement Provider an Officer's Certificate and an Opinion of Counsel each stating that such consolidation, merger, conveyance or transfer and such supplemental agreement comply with this Section 8.2
                                                                    -----------
          and that all conditions precedent herein provided for relating to such transaction have been complied with.

          Section 8.3 Limitation on Liability of the Servicer and Others. Except
                      --------------------------------------------------
     as provided in Section 8.4 with respect to the Trust and the Trustee,
                    -----------
     neither the Servicer nor any of the directors or officers or employees or agents of the Servicer shall be under any liability to the Trust, the Trustee, the Certificateholders or any other Person for any action taken or for refraining from the taking of any action in its capacity as Servicer pursuant to this Agreement; provided, however, that this provision shall
                                 --------  -------
     not protect the Servicer or any such person against any liability which would otherwise be imposed by reason of willful misfeasance, bad faith or negligence in the performance of duties or by reason of its willful misconduct hereunder. The Servicer and any director or officer or employee or agent of the Servicer may rely in good faith on any document of any kind prima facie properly
     ----- -----
     executed and submitted by any Person respecting any matters arising hereunder. The Servicer shall not be under any obligation to appear in, prosecute or defend any legal action which does not arise out of its activities in servicing the Receivables in accordance with this Agreement which in its reasonable opinion may involve it in any expense or liability.

          Section 8.4 Indemnification of the Trust and the Trustee. The Servicer
                      --------------------------------------------
     shall indemnify and hold harmless the Trust and the Trustee from and against any loss, liability, expense, damage or injury suffered or sustained by reason of any acts, omissions or alleged acts or omissions arising out of activities of the Trust or the Trustee pursuant to this Agreement, including those arising from acts or omissions of the Servicer pursuant to this Agreement, including, but not limited to any judgment, award, settlement, reasonable attorneys' fees and other costs or expenses incurred in connection with the defense of any actual or threatened action, proceeding or claim; provided, however, that the Servicer shall not
                          --------  -------
     indemnify the Trust or the Trustee if such acts, omissions or alleged acts or omissions constitute fraud, negligence, breach of fiduciary duty or misconduct by the Trustee; provided further, that the Servicer shall not
                                ----------------
     indemnify the Trust, the Trustee, any Investor Certificateholders or any Certificate Owners for any liabilities, costs or expenses of the Trust with respect to any action taken by the Trustee at the request of such Investor Certificateholders; provided further, that the Servicer shall not indemnify
                         ----------------
     the Trust, any Investor Certificateholders or any Certificate Owners as to any losses, claims or damages incurred by any of them in their capacities as investors, including without limitation losses incurred as a result of defaulted Receivables or Receivables which are written off as uncollectible; and provided further, that the Servicer shall not indemnify
                        ----------------
     the Trust, any Investor Certificateholders or the Certificate Owners for any liabilities, costs or expenses of the Trust, such Investor Certificateholders or the Certificate Owners arising under any tax law, including without limitation any federal, state or local income or franchise taxes or any other tax imposed on or measured by income (or any interest or penalties with respect thereto or arising from a failure to comply therewith) required to be paid by the Trust, such Investor Certificateholders or such Certificate Owners in connection herewith to any taxing authority. The provisions of this indemnity shall run directly to and be enforceable by an injured party subject to the limitations hereof.

          Any indemnification pursuant to this Section shall not be payable from the assets of the Trust.

          The obligations of the Servicer under this Section 8.4 shall survive
                                                     -----------
     the termination of the Trust and the resignation or removal of the Trustee.

          Section 8.5 The Servicer Not to Resign. The Servicer shall not resign
                      --------------------------
     from the obligations and duties hereby imposed on it except upon determination that (i) the performance of its duties hereunder is or becomes impermissible under applicable law and (ii) there is no reasonable action which the Servicer could take to make the performance of its duties hereunder permissible under applicable law. Any such determination permitting the resignation of the Servicer shall be evidenced as to clause (i) above by an Opinion of
                                           ----------
     Counsel to such effect delivered to the Trustee. No such resignation shall become effective until the Trustee or a Successor Servicer shall have assumed the responsibilities and obligations of the Servicer in accordance with Section 10.2. If the Trustee is unable within 120 days of the date of
          ------------
     such determination to appoint a Successor Servicer, the Trustee shall serve as Successor Servicer hereunder. Notice of any resignation by the Servicer shall be given to each Rating Agency by the resigning Servicer.

          Section 8.6 Access to Certain Documentation and Information Regarding
                      ---------------------------------------------------------
     the Receivables. The Servicer shall provide to the Trustee access to the
     ---------------
     documentation regarding the Accounts and the Receivables in such cases where the Trustee is required in connection with the enforcement of the rights of the Investor Certificateholders, or by applicable statutes or regulations to review such documentation, such access being afforded without charge but only (i) upon reasonable request, (ii) during normal business hours, (iii) subject to the Servicer's normal security and confidentiality procedures and (iv) at offices designated by the Servicer. Nothing in this Section 8.6 shall derogate from the obligation of Seller,
                     -----------
     the Trustee or the Servicer to observe any applicable law prohibiting disclosure of information regarding the Obligors and the failure of the Servicer to provide access as provided in this Section 8.6 as a result of
                                                    -----------
     such obligation shall not constitute a breach of this Section 8.6.
                                                           -----------

          Section 8.7 Delegation of Duties. It is understood and agreed by the
                      --------------------
     parties hereto that the Servicer may delegate certain of its duties hereunder to Total Systems Services, Inc., a Georgia corporation and to First Data Resources Inc., a Delaware corporation. In addition, in the ordinary course of business, the Servicer may at any time delegate any duties hereunder to any other Person who agrees to conduct such duties in accordance with the Cardholder Guidelines. Any such delegations shall not relieve the Servicer of its liability and responsibility with respect to such duties, and shall not constitute a resignation within the meaning of
     Section 8.5.
     -----------

          Section 8.8 Examination of Records. The Servicer shall clearly and
                      ----------------------
     unambiguously identify each Account (including any Additional Account designated pursuant to Section 2.6) in its computer or other records to
                            -----------
     reflect that the Receivables arising in such Account have been transferred by Seller to the Trust pursuant to this Agreement. The Servicer shall, prior to the sale or transfer to a third party of any receivable held in its custody, examine its computer and other records to determine that such receivable is not a Receivable.

                                   ARTICLE IX

                                 PAY OUT EVENTS

          Section 9.1 Pay Out Events. If any one of the following events shall
                      --------------
     occur during either the Revolving Period or the Controlled Amortization Period with respect to any Series of the Investor Certificates:

          (a) Seller or FCNB shall (i) become insolvent, (ii) fail to pay its debts generally as they become due, (iii) voluntarily seek, consent to, or acquiesce in the benefit or benefits of any Debtor Relief Law, (iv) become a party to (or be made the subject of) any proceeding provided for by any Debtor Relief Law, other than as a creditor or claimant, and, in the event such proceeding is involuntary, (A) within 10 business days after Seller or FCNB has knowledge of such proceeding or the filing thereof either (1) the petition instituting same has not been dismissed or (2) an order has not been entered by the court having jurisdiction which allows continued transfer to the Trust of Principal Receivables with no adverse effect to the Trust or the Investor Certificateholders or (B) an order as contemplated in clause (A)(2) above having previously been entered, is no
                     -------------
     longer in effect other than by reason of the termination of such proceeding, or (v) become unable for any reason to transfer Receivables to the Trust or Seller in accordance with the provisions of this Agreement or the Receivables Purchase Agreement, as the case may be; or

          (b) the Trust or Seller shall become an "investment company" within the meaning of the Investment Company Act of 1940, as amended;

     a pay out event (a "Trust Pay Out Event") shall occur without any notice or
                         -------------------
     other action on the part of the Trustee or the Investor Certificateholders, immediately upon the occurrence of such event.

          Section 9.2 Additional Rights Upon the Occurrence of Certain Events.
                      -------------------------------------------------------
     If Seller shall consent to the appointment of a conservator or receiver or liquidator for the winding-up or liquidation of its affairs, or a decree or order of a court or agency or supervisory authority having jurisdiction in the premises for the appointment of a conservator or receiver or liquidator for the winding-up or liquidation of its affairs shall have been entered against Seller (an "Insolvency Event"), Seller shall on the day of such
                         ----------------
     Insolvency Event immediately cease to transfer Principal Receivables and Discount Option Receivables to the Trust and shall promptly give notice to Trustee of such Insolvency Event. Notwithstanding any cessation of the transfer to the Trust of additional Principal Receivables and Discount Option Receivables, Finance Charge Receivables, whenever created, accrued in respect of Principal Receivables or Discount Option Receivables which have been transferred to the Trust shall continue to be a part of the Trust, and Collections with respect thereto shall continue to be allocated and paid in accordance with Article IV.
                                 ----------

                                    ARTICLE X

                                SERVICER DEFAULTS

          Section 10.1 Servicer Defaults. If any one of the following events (a
                       -----------------
     "Servicer Default") shall occur and be continuing:
      ----------------

          (a) any failure by the Servicer to make any payment, transfer or deposit or to give instructions or notice to the Trustee pursuant to
     Article IV or to make any required drawing, withdrawal, or payment under
     ----------
     any Enhancement on or before the date occurring three Business Days after the date such payment, transfer, deposit, withdrawal or drawing, or such instruction or notice is required to be made or given, as the case may be, under the terms of this Agreement; or

          (b) failure on the part of the Servicer duly to observe or perform in any material respect any other covenants or agreements of the Servicer set forth in this Agreement which has a material adverse effect on the Certificateholders, which continues unremedied for a period of 30 days after the earlier to occur of (i) knowledge by a Responsible Officer of the Servicer of such failure, or (ii) the date on which written notice of such failure requiring the same to be remedied shall have been given to the Servicer by the Trustee, or to the Servicer and the Trustee by the Holders of Investor Certificates evidencing Undivided Interests aggregating not less than 25% of the Investor Amount of any Series affected thereby; or the Servicer's delegation of its duties under this Agreement except as permitted by Section 8.7; or
                  -----------

          (c) any representation, warranty or certification made by the Servicer in this Agreement or in any certificate delivered pursuant to this Agreement shall prove to have been incorrect when made, which has a material adverse effect on the rights of the Certificateholders and which continues to be incorrect in any material respect for a period of 30 days after the earlier to occur of (i) knowledge of same by a Responsible Officer of the Servicer, or (ii) the date on which written notice of such failure requiring the same to be remedied shall have been given to the Servicer by the Trustee, or to the Servicer and the Trustee by the Holders of Investor Certificates evidencing Undivided Interests aggregating not less than 25% of the Investor Amount of any Series affected thereby, or if such failure cannot be cured within such 30-day period owing to causes beyond the control of Servicer, if Servicer shall fail to proceed promptly to cure the same and prosecute the curing of such failure with diligence and continuity; or

          (d) the Servicer shall (i) become insolvent, (ii) fail to pay its debts generally as they become due, (iii) voluntarily seek, consent to, or acquiesce in the benefit or benefits of any Debtor Relief Law, or (iv) become a party to (or be made the subject of) any proceeding provided for by any Debtor Relief Law, other than as a creditor or claimant, and, in the event such proceeding is involuntary, the petition instituting same is not dismissed within 60 days after its filing;

     then, so long as such Servicer Default shall not have been remedied, either the Trustee, or the Holders of Investor Certificates evidencing Undivided Interests aggregating greater than 50% of the Investor Amount of any Series affected thereby, by notice then given in writing to the Servicer (and to the Trustee if given by the Investor Certificateholders) (a "Termination
                                                                  -----------
     Notice"), may terminate all of the rights and obligations of the Servicer
     ------
     as Servicer under this Agreement and in and to the Receivables and the proceeds thereof (other than its rights and interest, if any, as holder of the Seller Interest under this Agreement). After receipt by the Servicer of such Termination Notice, and on the date that a Successor Servicer shall have been appointed by the Trustee pursuant to Section 10.2, all authority
                                                    ------------
     and power of the Servicer under this Agreement shall pass to and be vested in a Successor Servicer; and, without limitation, the Trustee is hereby authorized and empowered (upon the failure of the Servicer to cooperate) to execute and deliver, on behalf of the Servicer, as attorney-in-fact or otherwise, all documents and other instruments upon the failure of the Servicer to execute or deliver such documents or instruments, and to do and accomplish all other acts or things necessary or appropriate to effect the purposes of such transfer of servicing rights. The Servicer agrees to cooperate with the Trustee and such Successor Servicer in effecting the termination of the responsibilities and rights of the Servicer to conduct servicing hereunder, including without limitation, the transfer to such Successor Servicer of all authority of the Servicer to service the Receivables provided for under this Agreement, including, without limitation, all authority over all Collections which shall on the date of transfer be held by the Servicer for deposit, or which have been deposited by the Servicer, in any Collection Account, Finance Charge Account or other Investor Account, or the Principal Account, or which shall thereafter be received with respect to the Receivables, and in assisting the Successor Servicer and in enforcing all rights to Insurance Proceeds. The Servicer shall promptly transfer its electronic records relating to the Receivables to the Successor Servicer in such electronic form as the Successor Servicer may reasonably request and shall promptly transfer to the Successor Servicer all other records, correspondence and documents necessary for the continued servicing of the Receivables in the manner and at such times as the Successor Servicer shall reasonably request. To the extent that compliance with this Section 10.1 shall require the Servicer to disclose to
                          ------------
     the Successor Servicer information of any kind which the Servicer reasonably deems to be confidential, the Successor Servicer shall be required to enter into such customary licensing and confidentiality agreements as the Servicer shall deem necessary to protect its interest. The Servicer shall, on the date of any servicing transfer, transfer all of its rights and obligations, if any, in respect of any Enhancement to the Successor Servicer.

          Section 10.2 Trustee to Act; Appointment of Successor.
                       ----------------------------------------

          (a) On and after the receipt by the Servicer of a Termination Notice pursuant to Section 10.1, the Servicer shall continue to perform all
                 ------------
     servicing functions under this Agreement until the date specified in the Termination Notice or otherwise specified by the Trustee in writing or, if no such date is specified in such Termination Notice or otherwise specified by the Trustee, until a date mutually agreed upon by the Servicer and Trustee. The Trustee shall as promptly as possible after the giving of a Termination Notice appoint (with the consent of the Holders of Investor Certificates evidencing Undivided Interests aggregating greater than 50% of the Investor Amount of each Series) a successor servicer (the "Successor
                                                                    ---------
     Servicer"), and such Successor Servicer shall accept its appointment by a
     --------
     written assumption in a form acceptable to the Trustee. The Trustee may obtain bids from any potential successor servicer. If the Trustee is unable to obtain any bids from any potential successor servicer and the Servicer delivers an Officer's Certificate to the effect that it cannot in good faith cure the Servicer Default which gave rise to a transfer of servicing, then the Trustee shall offer Seller the right to accept retransfer of all the Receivables and Seller may accept retransfer of all the Receivables, provided, however, that if the long-term unsecured debt obligations of
     --------  -------
     Seller are not rated at the time of such purchase at least Baa-3 by Moody's and BBB- by Standard & Poor's, no such retransfer shall occur unless Seller shall deliver an Opinion of Counsel reasonably acceptable to the Trustee that such retransfer would not constitute a fraudulent conveyance of Seller. The retransfer deposit amount for such a retransfer shall be equal to the higher of the sum of (i) the outstanding principal balance of the Investor Certificates, plus accrued interest thereon, at the Certificate Rate, through the date of retransfer and (ii) the average bid price quoted by two recognized dealers for a similar security rated in the highest rating category by Moody's and Standard & Poor's and having a remaining maturity substantially similar to the remaining maturity of the Certificates. In the event that a Successor Servicer has not been appointed and has not accepted its appointment at the time when the Servicer ceases to act as Servicer, the Trustee without further action shall automatically be appointed the Successor Servicer. Notwithstanding the above, the Trustee shall, if it is legally unable so to act, petition a court of competent jurisdiction to appoint any established financial institution having a net worth of not less than $100,000,000 and whose regular business includes the servicing of installment sales charge, credit and/or credit card account receivables as the Successor Servicer hereunder.

          (b) Upon its appointment, the Successor Servicer shall be the successor in all respects to the Servicer with respect to servicing functions under this Agreement and shall be subject to all the responsibilities, duties and liabilities relating thereto placed on the Servicer by the terms and provisions hereof, and all references in this Agreement to the Servicer shall be deemed to refer to the Successor Servicer. Any Successor Servicer, by its acceptance of its appointment, will automatically agree to be bound by the terms and provisions of any Enhancement to the extent that such terms apply to the Servicer.

          (c) In connection with such appointment and assumption, the Trustee shall be entitled to such compensation, or may make such arrangements for the compensation of the Successor Servicer out of Collections, as it and such Successor Servicer shall agree; provided, however, that no such
                                          --------  -------
     compensation shall be in excess of the Monthly Servicing Fees permitted to the Servicer pursuant to Section 3.2. The holder of the Seller Interest
                              -----------
     agrees that if the Servicer is terminated hereunder, it will agree, at the request of the Trustee or any Successor Servicer, to deposit a portion of the Collections in respect of Finance Charge Receivables that it is entitled to receive pursuant to Article IV, to pay its share of the
                                     ----------
     compensation of the Successor Servicer. Notwithstanding anything to the contrary in this Agreement or any other Transaction Document, any deposit by the Seller pursuant to this Section 10.2(c) shall only be made to the
                                    ---------------
     extent the Seller has funds available for such purpose after amounts payable to Securityholders (as defined in the Receivables Purchase Agreement) have been paid in full. Each party hereto agrees that the failure to make such deposit shall not give rise to any claim against the Seller.

          (d) All authority and power granted to the Successor Servicer under this Agreement shall automatically cease and terminate upon termination of the Trust pursuant to Section 12.1 and shall pass to and be vested in
                           ------------
     Seller and, without limitation, Seller is hereby authorized and empowered to execute and deliver, on behalf of the Successor Servicer, as attorney-in-fact or otherwise, all documents and other instruments, and to do and accomplish all other acts or things necessary or appropriate to effect the purposes of such transfer of servicing rights. The Successor Servicer agrees to cooperate with Seller in effecting the termination of the responsibilities and rights of the Successor Servicer to conduct servicing on the Receivables. The Successor Servicer shall transfer its electronic records relating to the Receivables to Seller in such electronic form as Seller may reasonably request and shall transfer all other records, correspondence and documents to Seller in the manner and at such times as Seller shall reasonably request. To the extent that compliance with this
     Section 10.2 shall require the Successor Servicer to disclose to Seller
     ------------
     information of any kind which the Successor Servicer deems to be confidential, Seller shall be required to enter into such customary licensing and confidentiality agreements as the Successor Servicer shall deem necessary to protect its interests.

          Section 10.3 Notification to Certificateholders. Upon the occurrence
                       ----------------------------------
     of any Servicer Default, the Servicer shall give prompt written notice thereof to the Trustee and the Trustee shall give notice to the Investor Certificateholders at their respective addresses appearing in the Certificate Register. Upon any termination or appointment of a Successor Servicer pursuant to this Article X, the Trustee shall give prompt written
                               ---------
     notice thereof to Investor Certificateholders at their respective addresses appearing in the Certificate Register. A copy of any notice given pursuant to this Section 10.3 shall be delivered to each Rating Agency.
                      ------------

          Section 10.4 Waiver of Past Defaults. The Holders of Investor
                       -----------------------
     Certificates evidencing Undivided Interests aggregating greater than 50% of the Investor Amount of any Series affected thereby may, on behalf of all Holders of Certificates, waive any default by the Servicer or Seller in the performance of its obligations hereunder and its consequences, except a default in the failure to make any required deposits or payments in accordance with Article IV, provided, however, that no such waiver shall
                     ----------  --------  -------
     affect any rights of, or obligations to, any Enhancement Provider hereunder. Upon any such waiver of a past default, such default shall cease to exist, and any default arising therefrom shall be deemed to have been remedied for every purpose of this Agreement. No such waiver shall extend to any subsequent or other default or impair any right consequent thereon except to the extent expressly so waived. Notice of any such waiver shall be given to each Rating Agency by the Servicer.

                                   ARTICLE XI

                                   THE TRUSTEE

          Section 11.1 Duties of Trustee.
                       -----------------

          (a) The Trustee, prior to the occurrence of a Servicer Default and after the curing of all Servicer Defaults which may have occurred, undertakes to perform such duties and only such duties as are specifically set forth in this Agreement. If a Servicer Default has occurred (which has not been cured or waived), the Trustee shall exercise such of the rights and powers vested in it by this Agreement, and use the same degree of care and skill in the exercise of such rights and powers, as a prudent person would exercise or use under the circumstances in the conduct of such person's own affairs.

          (b) The Trustee, upon receipt of all resolutions, certificates, statements, opinions, reports, documents, orders or other instruments furnished to the Trustee which are specifically required to be furnished pursuant to any provision of this Agreement, shall examine them to determine whether they conform to the requirements of this Agreement. The Trustee shall give prompt written notice to the Certificateholders of any material lack of conformity of any such instrument to the applicable requirements of this Agreement discovered by the Trustee which would entitle a specified percentage of the Certificateholders to take any action pursuant to this Agreement.

          (c) Subject to subsection 11.1(a), no provision of this Agreement
                         ------------------
     shall be construed to relieve the Trustee from liability for its own negligent action, its own negligent failure to act or its own misconduct; provided, however, that:
     --------  -------

               (i) the Trustee shall not be personally liable for an error of judgment made in good faith by a Responsible Officer or Responsible Officers of the Trustee, unless it shall be proved that the Trustee was negligent in ascertaining the pertinent facts;

               (ii) the Trustee shall not be personally liable with respect to any action taken, suffered or omitted to be taken by it in good faith in accordance with the direction of the Holders of Investor Certificates evidencing Undivided Interests aggregating more than 50% of the Investor Amount of any Series relating to the time, method and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred upon the Trustee, under this Agreement; and

               (iii) the Trustee shall not be charged with knowledge of any failure by the Servicer to comply with the obligations of the Servicer referred to in clauses (b), (c) and (d) of Section 10.1 unless a
                         -----------  ---     ---    ------------
          Responsible Officer of the Trustee obtains actual knowledge of such failure or the Trustee receives written notice of such failure from the Servicer or any Holders of Investor Certificates evidencing Undivided Interests aggregating not less than 10% of the Investor Amount of any Series.

          (d) The Trustee shall not be required to expend or risk its own funds or otherwise incur financial liability in the performance of any of its duties hereunder, or in exercise of any of its rights or powers, if there is reasonable ground for believing that the repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured to it, and none of the provisions contained in this Agreement shall in any event require the Trustee to perform, or be responsible for the manner of performance of, any of the obligations of the Servicer under this Agreement except during such time, if any, as the Trustee shall be the successor to, and be vested with the rights, duties, powers and privileges of, the Servicer in accordance with the terms of this Agreement.

          (e) Except for actions expressly authorized by this Agreement, the Trustee shall take no action reasonably likely to impair the interests of the Trust in any Receivable now existing or hereafter arising or to impair the value of any Receivable now existing or hereafter arising.

          (f) Except as provided in Section 2.6, the Trustee shall have no power
                                    -----------
     to vary the corpus of the Trust including, without limitation, the power to
     (i) accept any substitute obligation for a Receivable initially assigned to the Trust under Section 2.1
                     -----------
     or 2.6, (ii) add any other investment, obligation or security to the Trust
        ---
     or (iii) withdraw from the Trust any Receivables, except for a withdrawal permitted under subsection 2.4(d) or 2.4(e), Article IV, or Section 9.2 or
                     -----------------    ------  ----------     -----------
     12.1.
     ----

          (g) In the event that the Paying Agent or the Transfer Agent and Registrar shall fail to perform any obligation, duty or agreement in the manner or on the day required to be performed by the Paying Agent or the Transfer Agent and Registrar, as the case may be, under this Agreement, the Trustee shall be obligated promptly to perform such obligation, duty or agreement in the manner so required.

          (h) If Seller has agreed to transfer any of its credit card receivables (other than the Receivables) to another Person, upon the written request of Seller, the Trustee will enter into such intercreditor agreements with the transferee of such receivables as are customary and necessary separately to identify the rights of the Trust and such other Person in Seller's, as the case may be, credit card receivables; provided,
                                                                      --------
     that the Trust shall not enter into any intercreditor agreement which could adversely affect the interests of the Certificateholders and, upon the request of the Trustee, Seller will deliver an Opinion of Counsel on any matters relating to such intercreditor agreement, reasonably requested by the Trustee.

          Section 11.2 Certain Matters Affecting the Trustee. Except as
                       -------------------------------------
     otherwise provided in Section 11.1:
                           ------------

          (a) the Trustee may rely on and shall be protected in acting on, or in refraining from acting in accord with, any resolution, Officer's Certificate, certificate of auditors or any other certificate, statement, instrument, opinion, report, notice, request, consent, order, appraisal, bond or other paper or document believed by it to be genuine and to have been signed or presented to it pursuant to this Agreement by the proper party or parties;

          (b) the Trustee may consult with counsel and any Opinion of Counsel shall be full and complete authorization and protection in respect of any action taken or suffered or omitted by it hereunder in good faith and in accordance with such Opinion of Counsel;

          (c) the Trustee shall be under no obligation to exercise any of the rights or powers vested in it by this Agreement, or to institute, conduct or defend any litigation hereunder or in relation hereto, at the request, order or direction of any of the Certificateholders, pursuant to the provisions of this Agreement, unless such Certificateholders shall have offered to the Trustee reasonable security or indemnity against the costs, expenses and liabilities which may be incurred therein or thereby; nothing contained herein shall, however, relieve the Trustee of the obligations, upon the occurrence of any Servicer Default (which has not been cured), to exercise such of the rights and powers vested in it by this Agreement, and to use the same degree of care and skill in their exercise as a prudent person would exercise or use under the circumstances in the conduct of such person's own affairs;

          (d) the Trustee shall not be liable for any action taken, suffered or omitted by it in good faith and believed by it to be authorized or within the discretion or rights or powers conferred upon it by this Agreement;

          (e) the Trustee shall not be bound to make any investigation into the facts of matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, consent, order, approval, bond or other paper or document, unless requested in writing so to do by Holders of Investor Certificates evidencing Undivided Interests aggregating more than 50% of the Investor Amount of any Series;

          (f) the Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents or attorneys or a custodian, and the Trustee shall not be responsible for any misconduct or negligence on the part of any such agent, attorney or custodian appointed with due care by it hereunder; and

          (g) except as may be required by subsection 11.1(a), the Trustee shall
                                           ------------------
     not be required to make any initial or periodic examination of any documents or records related to the Receivables or the Accounts for the purpose of establishing the presence or absence of defects, the compliance by Seller with its representations and warranties or for any other purpose.

          Section 11.3 Trustee Not Liable for Recitals in Certificates. The
                       -----------------------------------------------
     Trustee assumes no responsibility for the correctness of the recitals contained herein and in the Certificates (other than the certificate of authentication on the Certificates). Except as set forth in Section 11.15,
                                                                 -------------
     the Trustee makes no representations as to the validity or sufficiency of this Agreement or the Supplement or of the Certificates (other than the certificate of authentication on the Certificates) or of any Receivable or related document. The Trustee shall not be accountable for the use or application by Seller of any of the Certificates or of the proceeds of such Certificates, or for the use or application of any funds paid to Seller in respect of the Receivables or deposited in the Collection Account, any Principal Account, any Finance Charge Account, the Excess Funding Account or any other Series Account, or withdrawn from the Collection Account, by the Servicer.

          Section 11.4 Trustee May Own Certificates. The Trustee in its
                       ----------------------------
     individual or any other capacity may become the owner or pledgee of Investor Certificates with the same rights as it would have if it were not the Trustee.

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

          Section 11.5 Servicer to Pay Trustee's Fees and Expenses. Servicer
                       -------------------------------------------
     covenants and agrees to pay to the Trustee from time to time, and the Trustee shall be entitled to receive, reasonable compensation (which shall not be limited by any provision of law in regard to the compensation of a trustee of an express trust) for all services rendered by it in the execution of the Trust hereby created and in the exercise and performance of any of the powers and duties hereunder of the Trustee, and, subject to
     Section 8.4, Servicer will pay or reimburse the Trustee (without
     -----------
     reimbursement from any Investor Account or otherwise) upon its request for all reasonable expenses, disbursements and advances incurred or made by the Trustee in accordance with any of the provisions of this Agreement (including the reasonable fees and expenses of its agents and counsel) except any such expense, disbursement or advance as may arise from its negligence or bad faith and except as provided in the following sentence. If the Trustee is appointed Successor Servicer pursuant to Section 10.2,
                                                                ------------
     the provisions of this Section 11.5 shall not apply to expenses,
                            ------------
     disbursements and advances made or incurred by the Trustee in its capacity as Successor Servicer.

          The obligations of Servicer under this Section 11.5 shall survive the
                                                 ------------
     termination of the Trust and the resignation or removal of the Trustee.

          Section 11.6 Eligibility Requirements for Trustee. The Trustee
                       ------------------------------------
     hereunder shall at all times be a corporation organized and doing business under the laws of the United States of America or any state thereof authorized under such laws to exercise corporate trust powers, having a combined capital and surplus of at least $100,000,000 and subject to supervision or examination by Federal or state authority. If such corporation publishes reports of condition at least annually, pursuant to law or to the requirements of the aforesaid supervising or examining authority, then for the purpose of this Section 11.6, the combined capital
                                             ------------
     and surplus of such corporation shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. In addition, no institution shall qualify as a Successor Trustee hereunder unless its long-term debt obligations are rated at least BBB- and Baa3 by Standard & Poor's and Moody's, respectively. In case at any time the Trustee shall cease to be eligible in accordance with the provisions of this Section 11.6, the Trustee shall resign immediately in the manner and
          ------------
     with the effect specified in Section 11.7.
                                  ------------

          Section 11.7 Resignation or Removal of Trustee.
                       ---------------------------------

          (a) The Trustee may at any time resign and be discharged from the Trust hereby created by giving written notice thereof to Seller and the Servicer. Upon receiving such notice of resignation, Seller shall promptly appoint a successor trustee by written instrument, in duplicate, one copy of which instrument shall be delivered to the resigning Trustee and one copy to the successor trustee. If no successor trustee shall have been so appointed and have accepted within 30 days after the giving of such notice of resignation, the resigning Trustee may petition any court of competent jurisdiction for the appointment of a successor trustee.

          (b) If at any time the Trustee shall cease to be eligible in accordance with the provisions of Section 11.6 and shall fail to resign
                                       ------------
     after written request therefor by Seller, or if at any time the Trustee shall be legally unable to act, or shall be adjudged a bankrupt or insolvent, or a receiver of the Trustee or of its property shall be appointed, or any public officer shall take charge or control of the Trustee or of its property or affairs for the purpose of rehabilitation, conservation or liquidation, then Seller may, but shall not be required to, remove the Trustee and promptly appoint a successor trustee by written instrument, in duplicate, one copy of which instrument shall be delivered to the Trustee so removed and one copy to the successor trustee.

          (c) Any resignation or removal of the Trustee and appointment of a successor trustee pursuant to any of the provisions of this Section 11.7
                                                                 ------------
     shall not become effective until acceptance of appointment by the successor trustee as provided in Section 11.8 and any liability of the Trustee
                            ------------
     arising hereunder shall survive such appointment of a successor trustee.

          Section 11.8 Successor Trustee.
                       -----------------

          (a) Any successor trustee appointed as provided in Section 11.7 shall
                                                             ------------
     execute, acknowledge and deliver to Seller and to its predecessor Trustee an instrument accepting such appointment hereunder, and thereupon the resignation or removal of the predecessor Trustee shall become effective and such successor trustee, without any further act, deed or conveyance, shall become fully vested with all the rights, powers, duties and obligations of its predecessor hereunder, with like effect as if originally named as Trustee herein. The predecessor Trustee shall deliver to the successor trustee all documents and statements held by it hereunder; and Seller and the predecessor Trustee shall execute and deliver such instruments and do such other things as may reasonably be required for fully and certainly vesting and confirming in the successor trustee all such rights, powers, duties and obligations.

          (b) No successor trustee shall accept appointment as provided in this
     Section 11.8 unless at the time of such acceptance such successor trustee
     ------------
     shall be eligible under the provisions of Section 11.6.
                                               ------------

          (c) Upon acceptance of appointment by a successor trustee as provided in this Section 11.8, such successor trustee shall mail notice of such
             ------------
     succession hereunder to all Certificateholders at their addresses as shown in the Certificate Register, and also to each Rating Agency.

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

          Section 11.9 Merger or Consolidation of Trustee. Any Person into which
                       ----------------------------------
     the Trustee may be merged or converted or with which it may be consolidated, or any Person resulting from any merger, conversion or consolidation to which the Trustee shall be a party, or any Person succeeding to the corporate trust business of the Trustee, shall be the successor of the Trustee hereunder, provided such corporation shall be eligible under the provisions of Section 11.6, without the execution or
                                      ------------
     filing of any paper or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding.

          Section 11.10 Appointment of Co-Trustee or Separate Trustee.
                        ---------------------------------------------

          (a) Notwithstanding any other provisions of this Agreement, at any time, for the purpose of meeting any legal requirements of any jurisdiction in which any part of the Trust may at the time be located, the Trustee shall have the power and may execute and deliver all instruments to appoint one or more Persons to act as a co-trustee or co-trustees, or separate trustee or separate trustees, of all or any part of the Trust, and to vest in such Person or Persons, in such capacity and for the benefit of the Certificateholders, such title to the Trust, or any part thereof, and, subject to the other provisions of this Section 11.10, such powers, duties,
                                             -------------
     obligations, rights and trusts as the Trustee may consider necessary or desirable. No co-trustee or separate trustee hereunder shall be required to meet the terms of eligibility as a successor trustee under Section 11.6 and
                                                                ------------
     no notice to Certificateholders of the appointment of any co-trustee or separate trustee shall be required under Section 11.8.
                                              ------------

          (b) Every separate trustee and co-trustee shall, to the extent permitted by law, be appointed and act subject to the following provisions and conditions:

               (i) all rights, powers, duties and obligations conferred or imposed upon the Trustee shall be conferred or imposed upon and exercised or performed by the Trustee and such separate trustee or co-trustee jointly (it being understood that such separate trustee or co-trustee is not authorized to act separately without the Trustee joining in such act), except to the extent that under any laws of any jurisdiction in which any particular act or acts are to be performed (whether as Trustee hereunder or as successor to the Servicer hereunder), the Trustee shall be incompetent or unqualified to perform such act or acts, in which event such rights, powers, duties and obligations (including the holding of title to the Trust or any portion thereof in any such jurisdiction) shall be exercised and performed singly by such separate trustee or co-trustee, but solely at the direction of the Trustee;

               (ii) no trustee hereunder shall be liable by reason of any act or omission of any other trustee hereunder; and

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

               (iii) the Trustee may at any time accept the resignation of or remove any separate trustee or co-trustee.

          (c) Any notice, request or other writing given to the Trustee shall be deemed to have been given to each of the then separate trustees and co-trustees, as effectively as if given to each of them. Every instrument appointing any separate trustee or co-trustee shall refer to this Agreement and the conditions of this Article XI. Each separate trustee and
                                ----------
     co-trustee, upon its acceptance of the trusts conferred, shall be vested with the estates or property specified in its instrument of appointment, either jointly with the Trustee or separately, as may be provided therein, subject to all the provisions of this Agreement, specifically including every provision of this Agreement relating to the conduct of, affecting the liability of, or affording protection to, the Trustee. Every such instrument shall be filed with the Trustee and a copy thereof given to the Servicer.

          (d) Any separate trustee or co-trustee may at any time constitute the Trustee its agent or attorney-in-fact with full power and authority, to the extent not prohibited by law, to do any lawful act under or in respect to this Agreement on its behalf and in its name. If any separate trustee or co-trustee shall die, become incapable of acting, resign or be removed, all of its estates, properties, rights, remedies and trusts shall vest in and be exercised by the Trustee, to the extent permitted by law, without the appointment of a new or successor trustee.

          Section 11.11 Tax Returns. In the event the Trust shall be required to
                        -----------
     file tax returns, the Trustee, as soon as practicable after it is made aware of such requirement, shall prepare or cause to be prepared and is authorized hereunder to sign any tax returns required to be filed by the Trust and, to the extent possible, shall file such returns at least five days before such returns are due to be filed. The Servicer shall prepare or shall cause to be prepared all tax information required by law to be distributed to Certificateholders and shall deliver such information to the Trustee at least five days prior to the date it is required by law to be distributed to Certificateholders. The Servicer, upon request, will furnish the Trustee with all such information known to the Servicer as may be reasonably required in connection with the preparation of all tax returns of the Trust. In no event shall the Trustee or the Servicer be liable for any liabilities, costs or expenses of the Trust, the Investor Certificateholders or the Certificate Owners arising under any tax law, including without limitation Federal, state or local income or excise taxes or any other tax imposed on or measured by income (or any interest or penalty with respect thereto or arising from a failure to comply therewith). Nothing in this Section 11.11 shall be construed as
                                 -------------
     inconsistent with the characterization of the Investor Certificates as indebtedness of Seller for purposes of federal, state and local income or franchise taxes and any other tax imposed upon or measured by income, as expressed in Section 3.7.
                  -----------

          Section 11.12 Trustee May Enforce Claims Without Possession of
                        ------------------------------------------------
     Certificates. All rights of action and claims under this Agreement or the
     ------------
     Certificates may be prosecuted and enforced by the Trustee without the possession of any of the Certificates or the production thereof in any proceeding relating thereto, and any such proceeding instituted by the Trustee shall be brought in its own name as trustee. Any recovery of judgment shall, after provision for the payment of the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel, be for the ratable benefit of the Certificateholders in respect of which such judgment has been obtained.

          Section 11.13 Suits for Enforcement. If a Servicer Default shall occur
                        ---------------------
     and be continuing, the Trustee, in its discretion, may, subject to the provisions of Section 10.1, proceed to protect and enforce its rights and
                   ------------
     the rights of the Certificateholders under this Agreement or any Supplement by a suit, action or proceeding in equity or at law or otherwise, whether for the specific performance of any covenant or agreement contained in this Agreement or any Supplement or in aid of the execution of any power granted in this Agreement or any Supplement or for the enforcement of any other legal, equitable or other remedy as the Trustee, being advised by counsel, shall deem most effectual to protect and enforce any of the rights of the Trustee or the Certificateholders.

          Section 11.14 Rights of Certificateholders to Direct Trustee. Holders
                        ----------------------------------------------
     of Investor Certificates evidencing Undivided Interests aggregating more than 50% of the Investor Amount of any Series affected shall have the right to direct the time, method, and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred on the Trustee; provided, however, that, subject to Section 11.1, the
                     --------  -------                   ------------
     Trustee shall have the right to decline to follow any such direction if the Trustee being advised by counsel determines that the action so directed may not lawfully be taken, or if the Trustee in good faith shall, by a Responsible Officer or Responsible Officers of the Trustee, determine that the proceedings so directed would be illegal or involve it in personal liability or be unduly prejudicial to the rights of Certificateholders not parties to such direction; and provided further that nothing in this
                                    -------- -------
     Agreement shall impair the right of the Trustee to take any action deemed proper by the Trustee and which is not inconsistent with such direction.

          Section 11.15 Representations and Warranties of Trustee. The Trustee
                        -----------------------------------------
     represents and warrants that:

               (i) The Trustee is a banking corporation organized, existing and in good standing under the laws of the State of Illinois;

               (ii) The Trustee has full power, authority and right to execute, deliver and perform this Agreement, and has taken all necessary action to

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

          authorize the execution, delivery and performance by it of this Agreement; and

               (iii) This Agreement has been duly executed and delivered by the Trustee.

          Section 11.16 Maintenance of Office or Agency. The Trustee will
                        -------------------------------
     maintain at its expense in the Borough of Manhattan, The City of New York, an office or offices or agency or agencies where notices and demands to or upon the Trustee in respect of the Certificates and this Agreement may be served. The Trustee initially appoints the Corporate Trust Office as its office for such purposes in New York. The Trustee will give prompt written notice to the Servicer and to Certificateholders of any change in the location of the Certificate Register or any such office or agency.

          Section 11.17 Requests for Agreement. A copy of this Agreement may be
                        ----------------------
     obtained by any Certificateholder by a request in writing to the Trustee addressed to the Corporate Trust Office and will be provided at the expense of Seller.

                                  ARTICLE XII

                                  TERMINATION

          Section 12.1 Termination of Trust. The respective obligations and
                       --------------------
     responsibilities of Seller, the Servicer and the Trustee created hereby (other than the obligation of the Trustee to make payments to Certificateholders as hereafter set forth) shall terminate, except with respect to the duties described in subsections 2.4(c) and 12.3(b), upon the
                                        ------------------     -------
     earlier of (i) the day, if any, designated by Seller after the Distribution Date following the date on which funds shall have been deposited in the Distribution Account sufficient to pay the Aggregate Investor Amount, plus
                                                                           ----
     Certificate Interest accrued through the last day of the month preceding such Distribution Date in full and (ii) the day on which final payment is made under the Certificates (any such day under either the preceding clause
                                                                          ------
     (i) or this clause (ii) is referred to as a "Trust Termination Date"); but
     ---         -----------                      ----------------------
     in no event later than the Final Trust Termination Date.

          Section 12.2 Optional Purchase and Final Maturity Date of Investor
                       -----------------------------------------------------
     Certificates.
     -------------

          (a) If so provided in any Supplement, Seller may, but shall not be obligated to, repurchase Investor Certificates of the related Series by depositing into the Distribution Account, on the Transfer Date preceding the Distribution Date specified in such Supplement, the amount so specified therein; provided, however, that if the long-term unsecured debt
              --------  -------
     obligations of Seller are not rated at least Baa-3 by Moody's and BBB- by Standard & Poor's at the time of such purchase, such purchase shall not occur unless Seller shall deliver an Opinion of Counsel reasonably acceptable to the Trustee that such purchase of Investor Certificates would not constitute a fraudulent conveyance by Seller. On the Distribution Date following the Transfer Date on which such deposit is made, Seller shall be deemed, automatically and without requirement for any act on the part of Seller or of such Series any other Person, to have acquired all outstanding Certificates and to have retired the Certificates, thereby resulting in an increase in the Seller Amount.

          (b) The entire Investor Amount with respect to each Series shall be due and payable no later than the related Series Termination Date. If on the Determination Date in the month immediately preceding the month in which the Series Termination Date for any Series occurs (after giving effect to all transfers, withdrawals, deposits and drawings to occur on the next Transfer Date and the payment of principal on the Investor Certificates to be made on the related Distribution Date), the Investor Amount would be greater than zero, the Servicer shall sell, dispose of, or otherwise liquidate, in a commercially reasonable manner and on commercially reasonable terms (which shall include the solicitation of competitive bids from Persons who are not Affiliates of Seller), within 30 days of such Determination Date, an amount of Receivables equal to (i) 100%, plus the lesser of (A) the Seller Percentage or (B) the Minimum Seller Percentage for that Series, multiplied by (ii) the Investor Amount determined as of the date of such sale, disposition or liquidation; provided, however, that the Servicer shall give Seller at least 10 days
     --------  -------
     advance written notice of such sale, disposition or other liquidation. Seller shall have the option, exercisable at any time after the Servicer has obtained an offer from any Person that is not an Affiliate of Seller and prior to the consummation of such sale, disposition or liquidation by giving notice of the exercise thereof to the Servicer, to purchase such Receivables for cash (payable in immediately payable funds on the Series Termination Date) for the lesser of (i) 100% of the amount of such Receivables, or (ii) the highest price offered therefor pursuant to such proposed sale, disposition or other liquidation. The proceeds received upon the sale, disposition or other liquidation of such Receivables in an amount up to (i) the Investor Amount on the Series Termination Date, plus (ii)
                                                                   ----
     unpaid interest thereon as of the Series Termination Date, less (iii) amounts on deposit on such date in the related Series Accounts shall be deposited into the Distribution Account on the Series Termination Date with respect to such Series, and shall be distributed to the Holders of the Certificates in final payment thereof pursuant to the terms of Section
                                                                    -------
     12.3. Proceeds received in excess of the amount to be deposited as
     ----
     aforesaid shall be treated as Collections on the Receivables and shall be allocated and deposited in accordance with the provisions of Article IV;
                                                                  ----------
     provided that the Servicer shall determine conclusively the amount of such
     --------
     proceeds which are allocable to Finance Charge Receivables and the amount of such proceeds which are allocable to Principal Receivables. In the event that the proceeds received upon the sale, disposition or other liquidation of such Receivables is less than the result of (i) the

     Investor Amount for such Series on the Series Termination Date, plus (ii)
                                                                     ----
     unpaid interest thereon, minus (iii) amounts on deposit on such date in the
                              -----
     related Series Accounts, the Servicer will make a withdrawal or drawing or take other action permitted by any applicable Enhancement, and shall deposit all amounts thereby obtained in the Distribution Account on the Final Trust Termination Date, and the amount so withdrawn shall be distributed to the Holders of Certificates in final payment thereof pursuant to the terms of Section 12.3; provided, that if the Servicer fails
                              ------------  --------
     to make such withdrawal or drawing or take such other action, then the Trustee may make such withdrawal and deposit such amounts into the Distribution Account.

          (c) The amount deposited pursuant to subsections 12.2(a) and 12.2(b)
                                               -------------------     -------
     shall be paid to the Investor Certificateholders in the manner provided in
     Section 12.3.
     ------------

          Section 12.3 Final Distributions.
                       -------------------

          (a) Written notice of any termination, specifying the Distribution Date upon which the Investor Certificateholders may surrender their Certificates for payment of the final distribution and cancellation, shall be given (subject to at least two days' prior notice from the Servicer to the Trustee) by the Trustee to Investor Certificateholders mailed (unless otherwise specified in a Supplement) not later than the fifth day of the month of such final distribution specifying (a) the Distribution Date (which shall be the Distribution Date in the month in which the deposit is made pursuant to subsection 2.4(e), 12.1 or 12.2(a)) upon which final
                      -----------------  ----    --------
     payment of the Investor Certificates will be made upon presentation and surrender of Investor Certificates at the office or offices therein designated, (b) the amount of any such final payment and (c) that the Record Date otherwise applicable to such Distribution Date is not applicable, payments being made only upon presentation and surrender of the Investor Certificates at the office or offices therein specified. The Servicer's notice to the Trustee in accordance with the preceding sentence shall be accompanied by an Officer's Certificate setting forth the information specified in Section 3.5 covering the period during the then
                              -----------
     current calendar year through the date of such notice. The Trustee shall give such notice to the Transfer Agent and Registrar and the Paying Agent at the time such notice is given to Investor Certificateholders.

          (b) All funds on deposit in the Distribution Account, in the case of a final payment pursuant to Section 12.2, in the case of a termination of the
                               ------------
     Trust pursuant to Section 12.1 (and notwithstanding such termination),
                       ------------
     shall continue to be held in trust for the benefit of the Certificateholders and the Paying Agent or the Trustee shall pay such funds to the appropriate Certificateholders upon surrender of their Certificates. In the event that all of the Investor Certificateholders shall not surrender their Certificates for cancellation within six months after the date specified in the above-mentioned written notice, the Trustee shall give a second written notice to the remaining Investor Certificateholders to surrender their Certificates for cancellation and receive the final distribution with respect thereto. If within one year after the second notice all the Investor Certificates shall not have been surrendered for cancellation, the Trustee may take appropriate steps, or may appoint an agent to take appropriate steps, to contact the remaining Investor Certificateholders concerning surrender of their Certificates, and the cost thereof shall be paid out of the funds in the Distribution Account held for the benefit of such Investor Certificateholders.

          Section 12.4 Termination Rights of the Holder of the Seller Interest.
                       -------------------------------------------------------
     Upon the termination of the Trust pursuant to Section 12.1, the Trustee
                                                   ------------
     shall return to the holder of the Seller Interest (without recourse, representation or warranty) all right, title and interest of the Trust in, to and under the Receivables, whether then existing or thereafter created, and all monies due or to become due with respect thereto (including all accrued interest theretofore posted as Finance Charge Receivables), all proceeds thereof and Insurance Proceeds relating thereto except for amounts held by the Trustee pursuant to subsection 12.3(b). The Trustee shall
                                     ------------------
     execute and deliver such instruments of transfer, in each case without recourse, as shall be reasonably requested by the Holder of the Exchangeable Trust Certificate to vest in the Holder of the Exchangeable Trust Certificate all right, title and interest which the Trust had in the Receivables.

                                  ARTICLE XIII

                            MISCELLANEOUS PROVISIONS

          Section 13.1 Amendment.
                       ---------

          (a) This Agreement or any Supplement may be amended from time to time by the Servicer, Seller and the Trustee, without the consent of any of the Certificateholders, to cure any ambiguity, to correct or supplement any provisions herein which may be inconsistent with any other provisions herein, to qualify the transfers of Receivables pursuant to this Agreement as sales under generally accepted accounting principles or to add any other provisions with respect to matters or questions arising under this Agreement which shall not be inconsistent with the provisions of this Agreement; provided, however, that such action shall not, as evidenced by
                --------  -------
     an Opinion of Counsel in a form satisfactory to the Rating Agencies, adversely affect in any material respect the interests of the Certificateholders; provided, further, that prior to entering into any
                         --------  -------
     amendment to qualify the transfers of Receivables pursuant to this Agreement as sales under generally accepted accounting principles, the Seller shall deliver to each Rating Agency an Officer's Certificate to the effect that (i) such amendment is being entered into to qualify the transfers of Receivables pursuant to this Agreement as sales under generally accepted accounting principles and (ii) based upon discussions with the Seller's accountants, such amendment will in fact qualify the transfers of Receivables pursuant to this Agreement as sales under generally accepted accounting principles. The Trustee may, but shall not be obligated to, enter into any such amendment which affects the Trustee's rights, duties or immunities under this Agreement or otherwise. For purposes of this Section
                                                                        -------
     13.1 only, no Transfer Agreement or Retransfer Agreement regarding the
     ----
     addition or removal of Receivables from the Trust as provided in Sections
                                                                      --------
     2.6 and 2.7, respectively, executed in accordance with the provisions
     ---     ---
     hereof and substantially in the form of Exhibit A or C, respectively, with
                                             ---------    -
     no material additional terms, shall be considered amendments to this Agreement.

          (b) This Agreement or any Supplement may also be amended from time to time by the Servicer, Seller and the Trustee with the consent of the Holders of Investor Certificates evidencing Undivided Interests aggregating not less than 66-2/3% of the Investor Amount of each Series adversely affected, for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Agreement or any Supplement or modifying in any manner the rights of the Investor Certificateholders of any Series then issued and outstanding; provided,
                                                                   --------
     however, that no such amendment shall (i) reduce in any manner the amount
     -------
     of, or delay the timing of, distributions which are required to be made on any Investor Certificate of such Series without the consent of the Holder of such Certificate, (ii) change the definition of or the manner of calculating the Investor Amount, the Investor Percentage or the Investor Default Amount of such Series without the consent of each Investor Certificateholder affected thereby, or (iii) reduce the aforesaid percentage required to consent to any such amendment, without the consent of each Investor Certificateholder of all Series affected. The Rating Agency Condition shall be satisfied with respect to any such amendment, except that Moody's shall not be deemed to be a "Rating Agency" for this purpose.

          (c) Notwithstanding anything in this Section 13.1 to the contrary, the
                                               ------------
     Supplement with respect to any Series may be amended on the terms and in accordance with the procedures provided in such Supplement. The Rating Agency Condition shall be satisfied with respect to any such amendment, except that Moody's shall not be deemed to be a "Rating Agency" for this purpose.

          (d) Notwithstanding anything in this Section 13.1 to the contrary,
                                               ------------
     from and after the Series Termination Date for the Trust's Series 1996-A Certificates (or with the consent of the Holders of such Certificates), the Seller, the Servicer, the holder of the Seller Interest, and the Trustee may amend this Agreement or any Supplement in order to enable all or a portion of the Trust to qualify as a financial asset securitization investment trust (a "FASIT") for Federal income tax purposes and to permit
                          -----
     a FASIT election to be made with respect thereto and to make any such other modifications or amendments to this Agreement and any Supplement as may be permitted in making such election; provided, however that such amendment
                                        --------  -------
     shall
     not be effective until the Seller provides the Trustee with (i) an Opinion of Counsel to the effect that such amendment (A) would permit the Trust or a relevant portion thereof to be treated as a FASIT, (B) would not cause the Trust to be classified as an association (or publicly traded partnership) taxable as a corporation for Federal income tax purposes, and
     (C) would not cause or constitute an event in which gain or loss would be recognized by any Investor Certificateholder, and (ii) an Officer's Certificate of the Seller that such amendment would not materially and adversely affect any Certificateholder or any Enhancement Provider.

          (e) Promptly after the execution of any such amendment or consent the Trustee shall furnish written notification of the substance of such amendment to each Investor Certificateholder of each Series affected thereby and to each Rating Agency providing a rating for such Series.

          (f) It shall not be necessary for the consent of Investor Certificateholders under this Section 13.1 to approve the particular form
                                   ------------
     of any proposed amendment, but it shall be sufficient if such consent shall approve the substance thereof. The manner of obtaining such consents and of evidencing the authorization of the execution thereof by Investor Certificateholders shall be subject to such reasonable requirements as the Trustee may prescribe.

          Section 13.2 Protection of Right, Title and Interest to Trust.
                       ------------------------------------------------

          (a) The Servicer shall cause this Agreement, all amendments hereto and/or all financing statements and continuation statements and any other necessary documents covering the Certificateholders and the Trustee's right, title and interest to the Trust to be promptly recorded, registered and filed, and at all times to be kept recorded, registered and filed, all in such manner and in such places as may be required by law fully to preserve and protect the right, title and interest of the Trustee hereunder to all property comprising the Trust. The Servicer shall deliver to the Trustee file-stamped copies of, or filing receipts for, any document recorded, registered or filed as provided above, as soon as available following such recording, registration or filing. Seller shall cooperate fully with the Servicer in connection with the obligations set forth above and will execute any and all documents reasonably required to fulfill the intent of this Section 13.2(a).
                    ---------------

          (b) Within 30 days after Seller makes any change in its name, identity or corporate structure which would make any financing statement or continuation statement filed in accordance with subsection (a) above
                                                     --------------
     seriously misleading within the meaning of Section 9-506(b) of the UCC as in effect in the state where such financing statement or continuation statement was filed, Seller shall give the Trustee notice of any such change and shall file such financing statements or amendments as may be necessary to continue the perfection of the Trust's security interest in the Receivables and the proceeds thereof.

          (c) Each of Seller and the Servicer will give the Trustee prompt written notice of any relocation of any office from which it services Receivables or keeps records concerning the Receivables or of its principal executive office and whether, as a result of such relocation, the applicable provisions of the UCC would require the filing of any amendment of any previously filed financing or continuation statement or of any new financing statement and shall file such financing statements or amendments as may be necessary to continue the perfection of the Trust's security interest in the Receivables and the proceeds thereof. Each of Seller and the Servicer will at all times maintain each office from which it services Receivables and its principal executive office within the United States of America.

          (d) The Servicer will deliver to the Trustee: (i) upon the execution and delivery of each amendment of Articles I, II, III or IV other than
                                       ----------  --  ---    --
     amendments pursuant to subsection 13.1(a) an Opinion of Counsel
                            ------------------
     substantially in the form of Exhibit F; and (ii) on or before April 15 of
                                  ---------
     each year, beginning with April 15, 1994 an Opinion of Counsel, dated as of a date during the preceding 90-day period, substantially in the form of Exhibit G.
     ---------

          Section 13.3 Limitation on Rights of Certificateholders.
                       ------------------------------------------

          (a) The death or incapacity of any Certificateholder shall not operate to terminate this Agreement or the Trust, nor shall such death or incapacity entitle such Certificateholder's legal representatives or heirs to claim an accounting or to take any action or commence any proceeding in any court for a partition or winding up of the Trust, nor otherwise affect the rights, obligations and liabilities of the parties hereto or any of them.

          (b) No Certificateholder shall have any right to vote (except with respect to the Investor Certificateholders as provided in Section 13.1) or
                                                               ------------
     in any manner otherwise control the operation and management of the Trust, or the obligations of the parties hereto, nor shall anything herein set forth, or contained in the terms of the Certificates, be construed so as to constitute the Certificateholders from time to time as partners or members of an association; nor shall any Certificateholder be under any liability to any third person by reason of any action taken by the parties to this Agreement pursuant to any provision hereof.

          (c) No Certificateholder shall have any right by virtue of any provisions of this Agreement to institute any suit, action or proceeding in equity or at law upon or under or with respect to this Agreement, unless such Certificateholder previously shall have given to the Trustee, and unless the Holders of Certificates evidencing Undivided Interests aggregating more than 50% of the Investor Amount of any Series affected shall have made written request upon the Trustee to institute such action, suit or proceeding in its own name as Trustee hereunder and shall have offered to the Trustee such reasonable indemnity as it may require against the costs, expenses and liabilities to be incurred therein or thereby, and the Trustee, for 60 days after its receipt of such notice, request and offer of indemnity, shall have neglected or refused to institute any such action, suit or proceeding; it being understood and intended, and being expressly covenanted by each Certificateholder with every other Certificateholder and the Trustee, that no one or more Certificateholders shall have the right in any manner whatever by virtue or by availing itself or themselves of any provisions of this Agreement to affect, disturb or prejudice the rights of the Certificateholders of any other of the Certificates, or to obtain or seek to obtain priority over or preference to any other such Certificateholder, or to enforce any right under this Agreement, except in the manner herein provided and for the equal, ratable and common benefit of all Certificateholders. For the protection and enforcement of the provisions of this Section 13.3, each and every
                                           ------------
     Certificateholder and the Trustee shall be entitled to such relief as can be given either at law or in equity.

          Section 13.4 Governing Law. This Agreement shall be construed in
                       -------------
     accordance with the laws of the State of Illinois, without reference to its conflict of law provisions, and the obligations, rights and remedies of the parties hereunder shall be determined in accordance with such laws.

          Section 13.5 Notices. All demands, notices and communications
                       -------
     hereunder shall be in writing and shall be deemed to have been duly given if personally delivered at or mailed by registered mail, return receipt requested, to (a) in the case of Servicer, to First Consumers National Bank, P.O. Box 5280, Portland, Oregon 97208, Attn: President, with a copy to Spiegel, Inc., 3500 Lacey Road, Downers Grove, Illinois, 60515-5452,
     Attn: Treasurer, (b) in the case of Seller, to First Consumers Credit Corporation, 400 West 9th Street, Suite 302D, Wilmington, Delaware, 19801,
     Attn: Treasurer, with a copy to Spiegel, Inc., 3500 Lacey Road, Downers Grove, Illinois, 60515-5452, Attn: Treasurer, (c) in the case of the Trustee, to the Corporate Trust Office, (d) in the case of the Enhancement Provider for a particular Series the address, if any, specified in the Supplement relating to such Series, (e) in the case of Moody's, to Moody's Investor Services, Inc., 99 Church Street, New York, New York 10007, Attn:
     ABS Monitoring Department, 4th Floor, and (f) in the case of Standard & Poor's, to Standard & Poor's Corporation, 25 Broadway, New York, New York 10004, Attention: Structured Finance Surveillance; or, as to each party, at such other address as shall be designated by such party in a written notice to each other party. Any notice required or permitted to be mailed to a Certificateholder shall be given by first class mail, postage prepaid, at the address of such Certificateholder as shown in the Certificate Register. Any notice so mailed within the time prescribed in this Agreement shall be conclusively presumed to have been duly given, whether or not the Certificateholder receives such notice.

          Section 13.6 Severability of Provisions. If any one or more of the
                       --------------------------
     covenants, agreements, provisions or terms of this Agreement shall for any reason whatsoever be held invalid, then such covenants, agreements, provisions or terms shall be deemed severable from the remaining covenants, agreements, provisions or terms of this Agreement and shall in no way affect the validity or enforceability of the other provisions of this Agreement or of the Certificates or rights of the Certificateholders thereof or any Enhancement Provider.

          Section 13.7 Assignment. Notwithstanding anything to the contrary
                       ----------
     contained herein, except as provided in Section 8.2, this Agreement may not
                                             -----------
     be assigned by the Servicer without the prior consent of Holders of Investor Certificates evidencing Undivided Interests aggregating more than 50% of the Aggregate Investor Amount.

          Section 13.8 Certificates Nonassessable and Fully Paid. It is the
                       -----------------------------------------
     intention of the parties to this Agreement that the Certificateholders shall not be liable for obligations of the Trust, that the Undivided Interests represented by the Certificates shall be nonassessable for any losses or expenses of the Trust or for any reason whatsoever, and that Certificates upon authentication thereof by the Trustee pursuant to Sections 2.1 and 6.2 are and shall be deemed fully paid.
     ------------     ---

          Section 13.9 Further Assurances. Seller and the Servicer agree to do
                       ------------------
     and perform, from time to time, any and all acts and to execute any and all further instruments required or reasonably requested by the Trustee more fully to effect the purposes of this Agreement, including, without limitation, the execution of any financing statements or continuation statements relating to the Receivables for filing under the provisions of the UCC of any applicable jurisdiction.

          Section 13.10 No Waiver; Cumulative Remedies. No failure to exercise
                        ------------------------------
     and no delay in exercising, on the part of the Trustee or the Investor Certificateholders, any right, remedy, power or privilege hereunder, shall operate as a waiver thereof; nor shall any single or partial exercise of any right, remedy, power or privilege hereunder preclude any other or further exercise thereof or the exercise of any other right, remedy, power or privilege. The rights, remedies, powers and privileges herein provided are cumulative and not exhaustive of any rights, remedies, powers and privileges provided by law.

          Section 13.11 Counterparts. This Agreement may be executed in two or
                        ------------
     more counterparts (and by different parties on separate counterparts), each of which shall be an original, but all of which together shall constitute one and the same instrument.

          Section 13.12 Third-Party Beneficiaries. This Agreement shall inure to
                        -------------------------
     the benefit of and be binding upon the parties hereto, the
     Certificateholders and, to the
     extent provided in any Supplement, to the Enhancement Provider named therein, and their respective successors and permitted assigns. Except as otherwise provided in this Article XIII, no other person will have any
                                ------------
     right or obligation hereunder.

          Section 13.13 Actions by Certificateholders.
                        -----------------------------

          (a) Wherever in this Agreement a provision is made that an action may be taken or a notice, demand or instruction given by Investor Certificateholders, such action, notice or instruction may be taken or given by any Investor Certificateholder, unless such provision requires a specific percentage of Investor Certificateholders.

          (b) Any request, demand, authorization, direction, notice, consent, waiver or other act by a Certificateholder shall bind such Certificateholder and every subsequent holder of such Certificate issued upon the registration of transfer thereof or in exchange therefor or in lieu thereof in respect of anything done or omitted to be done by the Trustee, Seller or the Servicer in reliance thereon, whether or not notation of such action is made upon such Certificate.

          Section 13.14 Merger and Integration. Except as specifically stated
                        ----------------------
     otherwise herein, this Agreement sets forth the entire understanding of the parties relating to the subject matter hereof, and all prior understandings, written or oral, are superseded by this Agreement. This Agreement may not be modified, amended, waived or supplemented except as provided herein.

          Section 13.15 Headings. The headings herein are for purposes of
                        --------
     reference only and shall not otherwise affect the meaning or interpretation of any provision hereof.

          Section 13.16 Effect on Existing Pooling Agreement. This Agreement
                        ------------------------------------
     amends and restates the Existing Pooling Agreement effective as of the date of this Agreement. This Agreement shall not effect a novation of the obligations of the parties to the Existing Pooling Agreement, but instead shall be merely a restatement and, where applicable, an amendment of the terms governing such obligations. The parties hereto hereby affirm, ratify and confirm all transfers of Receivables and other related assets pursuant to the Existing Pooling Agreement. The parties hereto agree that the existing Exchangeable Seller Certificate shall be deemed to have been replaced with the Seller Interest as further described herein.

          Section 13.17 No Petition. Each of each Certificateholder, the
                        ----------
     Trustee, the Servicer and, with respect to the Trust, the Seller, severally and not jointly, hereby covenants and agrees that, prior to the date which is one (1) year and one (1) day after the payment in full of all Investor Certificates, it will not institute against, or join any other Person in instituting against, the Seller or the Trust any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings or other similar proceeding under the laws of the United States or any state of the United States.

          Section 13.18 Limited Recourse. Notwithstanding anything to the
                        ----------------
     contrary in this Agreement or any other Transaction Document, with respect to provisions hereof in which the Seller has agreed that certain actions will be taken at the Seller's expense, payment of any such expense shall only be made to the extent the Seller has funds available for such purpose after amounts payable to Securityholders (as defined in the Receivables Purchase Agreement) have been paid in full. Each party hereto agrees that the failure to make such payment shall not give rise to any claim against the Seller.

                               [Signatures Follow]

          IN WITNESS WHEREOF, the parties have caused this Agreement to be duly executed by their respective officers as of the day and year first above written.

                                           FIRST CONSUMERS CREDIT
                                           CORPORATION


                                           By:
                                              ----------------------------------
                                           Title:
                                                 -------------------------------


                                           FIRST CONSUMERS NATIONAL
                                           BANK


                                           By:
                                              ----------------------------------
                                           Title:
                                                 -------------------------------


                                           THE BANK OF NEW YORK


                                           By:
                                              ----------------------------------
                                           Title:
                                                 -------------------------------

                                                                       EXHIBIT A
                                                         to Amended and Restated
                                                 Pooling and Servicing Agreement

                         FORM OF TRANSFER AGREEMENT OF
                       RECEIVABLES IN ADDITIONAL ACCOUNTS
                       ----------------------------------

          ASSIGNMENT No.   OF RECEIVABLES IN ADDITIONAL ACCOUNTS, dated as
                        --
     of             ,            (this "Assignment"), by and between First
        -----------  -----------
     Consumers Credit Corporation, a Delaware corporation ( the "Transferor") to The Bank of New York, a banking corporation organized and existing under the laws of New York, as trustee (the "Trustee") pursuant to the Amended and Servicing Pooling and Servicing Agreement referred to below.

                              W I T N E S S E T H:

          WHEREAS, the Transferor and the Trustee are parties to the Amended and Restated Pooling and Servicing Agreement, dated as of September 30, 1992, amended and restated as of February 1, 1999, and amended and restated a second time as of December 31, 2001 (hereinafter as such agreement may have been, or may from time to time be, amended, supplemented or otherwise modified, the "Pooling and Servicing Agreement");

          WHEREAS, pursuant to the Pooling and Servicing Agreement, the Transferor wishes to designate Additional Accounts of the Transferor to be included as Accounts and to convey the Receivables of such Additional Accounts, whether now existing or hereafter created, to the Trust as part of the corpus of the Trust (as each such term is defined in the Pooling and Servicing Agreement); and

          WHEREAS, the Trustee is willing to accept such designation and conveyance subject to the terms and conditions hereof;

          NOW THEREFORE, the Transferor and the Trustee hereby agree as follows:

          SECTION 1. Defined Terms. All terms defined in the Pooling and
                     -------------
     Servicing Agreement and used herein shall have such defined meanings when used herein, unless otherwise defined herein.

          "Addition Date" shall mean, with respect to the Additional Accounts
     designated hereby,         ,           .
                       --------- ----------

          "Notice Date" shall mean, with respect to the Additional Accounts
     designated hereby,         ,          (which shall be a date on or prior to
                        --------  --------
     the fifth Business Day prior to the Addition Date).

          SECTION 2. Designation of Additional Accounts. The Transferor shall
                     -----------------------------------
     deliver or cause to be delivered to the Trustee not later than five Business Days after the Addition Date, a computer file or microfiche list containing a true and complete list of each charge account which as of the Addition Date shall be deemed to be an Additional Account, such accounts being identified by account number and by the amount of Receivables and the amount of Principal Receivables in such accounts as of the close of business on the Addition Date. Such list shall be marked as Schedule 1 to this Assignment and, as of the Addition Date, shall be incorporated into and made a part of this Assignment.

          SECTION 3. Conveyance of Receivables. (a) The Transferor does hereby
                     --------------------------
     transfer, assign, set-over and otherwise convey to the Trust for the benefit of the Certificateholders, without recourse on and after the Addition Date, all right, title and interest of the Transferor in and to the Receivables now existing and hereafter created in the Additional Accounts designated hereby, all monies due or to become due with respect thereto (including all Finance Charge Receivables), all Collections, Recoveries and other proceeds of such Receivables and Insurance Proceeds relating thereto.

          (b) In connection with such transfer, unless a financing statement covering such Receivables has heretofore been filed, the Transferor agrees to record and file, at its own expense, a financing statement with respect to the Receivables now existing and hereafter created in the Additional Accounts designated hereby (which may be a single financing statement with respect to all such Receivables) for the transfer of accounts as defined in
     Section 9-106 of the UCC as in effect in the applicable jurisdiction meeting the requirements of applicable state law in such manner and such jurisdictions as are necessary to perfect the assignment of such Receivables to the Trust, and to deliver a file-stamped copy of such financing statement or other evidence of such filing (which may, for purposes of this Section 3, consist of telephone confirmation of such filing) to the Trustee on or prior to the date of this Assignment.

          (c) In connection with such transfer, the Transferor further agrees, at its own expense, on or prior to the date of this Assignment to indicate or cause to be indicated in its books and records and in the computer files of the Receivables that Receivables created in connection with the Additional Accounts designated hereby have been transferred to the Trust pursuant to this Assignment for the benefit of the Certificateholders.

          SECTION 4. Acceptance by Trustee. The Trustee hereby acknowledges its
                     ----------------------
     acceptance on behalf of the Trust of all right, title and interest previously held by the Transferor in and to the Receivables now existing and hereafter created, and declares that it shall maintain such right, title and interest, upon the trust set forth herein and in the Pooling and Servicing Agreement, for the benefit of all Certificateholders. The Trustee further acknowledges that, prior to or contemporaneously with the execution and delivery of this Assignment, the Transferor delivered to the Trustee the computer file or microfiche list described in Section 2 of this Assignment.

          SECTION 5. Representations and Warranties of the Transferor. The
                     -------------------------------------------------
     Transferor hereby represents and warrants to the Trust as of the Addition
     Date:

          (a) Legal, Valid and Binding Obligation. This Assignment constitutes a
              ------------------------------------
     legal, valid and binding obligation of the Transferor enforceable against the Transferor in accordance with its terms, except as such enforceability may be limited by applicable receivership or conservatorship, insolvency, reorganization, moratorium or other similar laws now or hereafter in effect affecting the enforcement of creditors' rights in general and the rights of creditors of national banking associations and except as such enforceability may be limited by general principles of equity (whether considered in a suit at law or in equity);

          (b) Eligibility of Accounts. Each Additional Account designated hereby
              ------------------------
     is an Eligible Account;

          (c) Selection Procedures. No selection procedures believed by the
              ---------------------
     Transferor to be materially adverse to the interests of the Investor Certificateholders were utilized in selecting the Additional Accounts designated hereby;

          (d) Insolvency. The Transferor is not insolvent and, after giving
              -----------
     effect to the conveyance set forth in Section 3 of this Assignment, will not be insolvent;

          (e) Security Interest. This Assignment constitutes (i) a valid
              ------------------
     transfer and assignment to the Trust of all right, title and interest of the Transferor in and to Receivables now existing and hereafter created in the Additional Accounts designated hereby, and all proceeds (as defined in the UCC as in effect in the applicable jurisdiction) of such Receivables and Insurance Proceeds relating thereto, and such Receivables and any Collections, Recoveries and other proceeds thereof and Insurance Proceeds relating thereto will be held by the Trust free and clear of any Lien of any Person except for (x) Liens permitted under Section 2.5 (b) of the Pooling and Servicing Agreement, (y) the interest of the Transferor as holder of the Seller Interest, and (z) the Transferor's right to receive interest accruing on, and investment earnings in respect of, the Finance Charge Account and the Principal Account as provided in the Pooling and Servicing Agreement; and/or (ii) it constitutes a grant of a security interest (as defined in the UCC as in effect in the applicable jurisdiction) in such property to the Trust, which is enforceable with respect to the existing Receivables in the Additional Accounts designated hereby, the Collections, Recoveries and other proceeds (as defined in the UCC as in effect in the applicable jurisdiction) thereof and Insurance Proceeds relating thereto upon the conveyance of such Receivables to the Trust, and which will be enforceable with respect to the Receivables thereafter created in respect of the Additional Accounts designated hereby, the Collections, Recoveries and other proceeds (as defined in the UCC as in effect in the applicable jurisdiction) thereof and Insurance Proceeds relating thereto upon the conveyance of such Receivables to the Trust, and which will be enforceable with respect to the Receivables thereafter created in respect of Additional Accounts designated hereby, the Collections, Recoveries and other proceeds (as defined in the UCC as in effect in the applicable jurisdiction) thereof and Insurance Proceeds relating thereto, upon such creation; and (iii) if this Assignment constitutes the grant of a security interest to the Trust in such property, upon the filing of a financing statement described in Section 3 of this Assignment with respect to the Additional Accounts designated hereby and in the case of the Receivables of such Additional Accounts thereafter created and the Collections, Recoveries and other proceeds (as defined in the UCC as in effect in the applicable jurisdiction) thereof, and Insurance Proceeds relating to such Receivables, upon such creation, the Trust shall have a first priority perfected security interest in such property, except for Liens permitted under subsection 2.5 (b) of the Pooling and Servicing Agreement, the interest of the Transferor as holder of the Seller Interest, and the Transferor's right to receive interest accruing on, and investment earnings in respect of, the Finance Charge Account and the Principal Account as provided in the Pooling and Servicing Agreement.

          (f) Notice has been given to each Rating Agency and to each Enhancement Provider as required under Section 2.6 (d) of the Pooling and Servicing Agreement.

          SECTION 6. Conditions Precedent. The acceptance of the Trustee set
                     ---------------------
     forth in Section 4 above and the amendment of the Pooling and Servicing Agreement set forth in Section 7 below are subject to the satisfaction, on or prior to the Addition Date, of the following conditions precedent:

          (a) Officer's Certificate. The Transferor shall have delivered to the
              ----------------------
     Trustee a certificate of a Vice President or more senior officer, certifying that (i) all requirements set forth in Section 2.6 of the Pooling and Servicing Agreement for designating Additional Accounts and conveying the Principal Receivables of such Accounts, whether now existing or hereafter created, have been satisfied, and (ii) each of the representations and warranties made by the Transferor in Section 5 is true and correct as of the Addition Date. The Trustee may conclusively rely on such Officer's Certificate, shall have no duty to make inquiries with regard to the matters set forth therein, and shall incur no liability in so relying.

          (b) Opinion of Counsel. The Transferor shall have delivered to the
              -------------------
     Trustee an Opinion of Counsel with respect to the Additional Accounts designated hereby substantially in the form of Exhibit B to the Pooling and Servicing Agreement.

          (c) Additional Information. The Transferor shall have delivered to the
              -----------------------
     Trustee such information as was reasonably requested by the Trustee to satisfy itself as to the accuracy of the representation and warranty set forth in Section 5 (d) to this Assignment.

          SECTION 7. Amendment of the Pooling and Servicing Agreement. The
                     -------------------------------------------------
     Pooling and Servicing Agreement is hereby amended to provide that all references therein to the "Pooling and Servicing Agreement," to "this Agreement" and "herein" shall be deemed from and after the Addition Date to be a dual reference to the Pooling and Servicing Agreement as supplemented by this Assignment. Except as expressly amended hereby, all of the representations, warranties, terms, covenants and conditions of the Pooling and Servicing Agreement shall remain unamended and shall continue to be, and shall remain, in full force and effect in accordance with its terms and except as expressly provided herein shall not constitute or be deemed to constitute a waiver of compliance with or a consent to noncompliance with any term or provision of the Pooling and Servicing Agreement.

          SECTION 8. Counterparts. This Assignment may be executed in two or
                     -------------
     more counterparts (and by different parties on separate counterparts), each of which shall be an original, but all of which together shall constitute one and the same instrument.

          SECTION 9. No Petition. Each of the Trustee and, with respect to the
                     ------------
     Trust, the Transferor, severally and not jointly, hereby covenants and agrees that, prior to the date which is one (1) year and one (1) day after the payment in full of all Investor Certificates, it will not institute against, or join any other Person in instituting against, the Transferor or the Trust any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings or other similar proceeding under the laws of the United States or any state of the United States.

          IN WITNESS WHEREOF, the undersigned have caused this Assignment of Receivables in Additional Accounts to be duly executed and delivered by their respective duly authorized officers on the day and year first above written.

                                                       FIRST CONSUMERS CREDIT
                                                       CORPORATION


                                                       By:
                                                          ----------------------
                                                       Title:
                                                             -------------------


                                                       THE BANK OF NEW YORK,
                                                          as Successor Trustee


                                                       By:
                                                          ----------------------
                                                       Title:
                                                             -------------------

                                                                      SCHEDULE 1
                                                    to Assignment of Receivables
                                                          in Additional Accounts

                               ADDITIONAL ACCOUNTS
                               -------------------

                            Delivered to Trustee only

     As contained on an appropriately labeled computer record delivered contemporaneously with the Execution and delivery of the Existing Pooling Agreement.

                                                                       EXHIBIT B
                                                         to Amended and Restated
                                                 Pooling and Servicing Agreement

             PROVISIONS TO BE INCLUDED IN OPINION OF COUNSEL TO BE
              DELIVERED PURSUANT TO SUBSECTION 2.6(c)(vii) OF THE AMENDED AND RESTATED POOLING AND SERVICING AGREEMENT
              ----------------------------------------------------

          The opinions set forth below may be subject to certain qualifications, assumptions, limitations and exceptions taken or made in the opinion of FCNB's counsel with respect to similar matters delivered on the Initial Closing Date.

          1. The Transfer Agreement has been duly authorized, executed and delivered by the Seller and constitutes the legal, valid and binding agreement of Seller, enforceable against the Seller in accordance with its terms.

          2. If the Transfer Agreement constitutes a valid transfer and assignment of the Receivables and all rights to security for such Receivables and the proceeds thereof (including without limitation rights to bank accounts or certificates of deposit pledged as collateral) in the Additional Accounts (the "Collateral"), Financing Statements having been
                               ----------
     filed in the offices of the Secretaries of State of the States of Delaware and Oregon, and in Washington, D.C., the Trustee has acquired (based upon certificates of Seller to the effect that (a) Seller acquired the Collateral pursuant to the Receivables Purchase Agreement, (b) Seller has not transferred any interest in the Collateral other than to the Trustee or caused any lien to be imposed upon the Receivables, and (c) Seller will acquire pursuant to the Receivables Purchase Agreement all Collateral subsequently created in the Additional Accounts) free and clear of any Lien or interest of any Person except for (x) Liens permitted under subsection 2.5(b) of the Pooling and Servicing Agreement, (y) the interest of the Holder of the Seller Interest, and (z) Seller's right to receive interest accruing on, and investment earnings in respect of, the Collection Subaccounts and the Collection Sub-subaccounts as provided in the Amended and Restated Pooling and Servicing Agreement (the "Pooling and Servicing Agreement")) all right, title and interest of Seller in the Trust Assets free and clear of any Lien or interest of any Person, except for (x) Liens permitted under subsection 2.5(b) of the Pooling and Servicing Agreement,
     (y) the interest of the Holder of the Seller Interest, and (z) Seller's right to receive interest accruing on, and investment earnings in respect of, the Collection Subaccounts and the Collection Sub-subaccounts as provided in the Pooling and Servicing Agreement.

          3. If the Transfer Agreement does not constitute a valid transfer and assignment of the Collateral, the Pooling and Servicing Agreement as amended by the Transfer Agreement creates a valid security interest in favor of the Trustee for the benefit of the Investor Certificateholders in such Collateral. The Financing Statements having been filed in the Offices of the Secretaries of State of the States of Delaware and Oregon, and in Washington, D.C., the Trust, for the benefit of the Investor Certificateholders has a first priority perfected security interest in the Collateral now existing and hereafter created. Such perfection and priority of the Trustee for the benefit of the Investor Certificateholders in such Receivables, and the proceeds thereof, would not be affected by an increase or decrease in the relative interests in the Receivables of the Holder of the Seller Interest and of the Investor Certificateholders. Such perfection and priority would be enforceable against Seller notwithstanding the insolvency of Seller, except that such counsel need express no opinion as to the effect of
     Section 9-315 of the UCC as in effect in the applicable jurisdiction with respect to Proceeds held by Seller upon its insolvency.

          4. No filings or other action, other than the filing of the financing statement(s) referred to in such opinion (the "Financing Statements") with respect to the Trust's security interest in such Collateral and the proceeds thereof, in the Offices of the Secretaries of State of the States of Delaware and Oregon, and in Washington, D.C., are necessary to perfect or continue the perfected status of the security or other interest of the Trust in the Collateral designated by the Transfer Agreement, and the proceeds thereof, against third parties, except that appropriate continuation statements with respect to the Financing Statements be filed at five-year intervals to continue the perfection of such security interest.

          5. In the course of such counsel's representation of Seller in connection with this matter, and without independent investigation, such counsel has not become aware of (a) any type of right, lien or interest of any government or agency or instrumentality thereof or any lien arising by operation of law which might be asserted against the Collateral designated by the Transfer Agreement or the proceeds thereof in particular circumstances other than a tax lien or a lien arising under ERISA, (b) any such right, lien or interest which has been so asserted, or (c) any lien arising by operation of law or any attachment or execution lien which has been asserted against the Collateral designated by the Transfer Agreement or the proceeds thereof.

          6. The transfer of the Collateral to the Trust would not constitute a fraudulent conveyance of Seller; provided, that this opinion numbered 6 need not be delivered if the short-term unsecured debt obligations of FCNB are rated at the time of such transfer at least P-3 by Moody's.

          7. Based on certificates of Seller to the effect of the following, to the best of the knowledge of counsel, (a) Seller acquired the Collateral pursuant to the Receivables Purchase Agreement, (b) Seller has not transferred any interest in the Collateral other than to the Trustee or caused any lien to be imposed upon the Collateral, and (c) Seller will acquire pursuant to the Receivables Purchase

     Agreement all Collateral subsequently created in the Additional Accounts free and clear of any Lien or interest of any Person except for (x) Liens permitted under subsection 2.5(b) of the Pooling and Servicing Agreement,
     (y) the interest of the Holder of the Seller Interest, and (z) Seller's right to receive interest accruing on, and investment earnings in respect of, the Collection Subaccounts and the Collection Sub-subaccounts as provided in the Pooling and Servicing Agreement.

                                                                       EXHIBIT C
                                                         to Amended and Restated
                                                 Pooling and Servicing Agreement

                          FORM OF RETRANSFER AGREEMENT
                          ----------------------------

          TRANSFER No.     OF RECEIVABLES (this "Retransfer Agreement"), dated
                       ---
     as of                 ,      , by and between FIRST CONSUMERS CREDIT
           ----------------  -----
     CORPORATION, a Delaware corporation (the "Transferor"), and THE BANK OF NEW YORK, a banking corporation organized and existing under the laws of New York (the "Trustee"), pursuant to the Amended and Restated Pooling and Servicing Agreement referred to below.

                              W I T N E S S E T H:

          WHEREAS, the Transferor and the Trustee are parties to the Amended and Restated Pooling and Servicing Agreement, dated as of September 30, 1992, amended and restated as of February 1, 1999, and amended and restated a second time as of December 31, 2001 (hereinafter as such agreement may have been, or may from time to time be, amended, supplemented or otherwise modified, the "Pooling and Servicing Agreement");

          WHEREAS, pursuant to the Pooling and Servicing Agreement, the Transferor wishes to remove all Receivables from certain designated Accounts of the Transferor (the "Removed Accounts") and to cause the Trustee to reconvey the Receivables of such Removed Accounts, whether now existing or hereafter created, from the Trust to the Transferor (as each such term is defined in the Pooling and Servicing Agreement); and

          WHEREAS, the Trustee is willing to accept such designation and to reconvey the Receivables in the Removed Accounts subject to the terms and conditions hereof;

          NOW THEREFORE, the Transferor and the Trustee hereby agree as follows:

          1. Defined Terms. All terms defined in the Pooling and Servicing
             -------------
     Agreement and used herein shall have such defined meanings when used herein, unless otherwise defined herein.

          "Removal Date" shall mean, with respect to the Removed Accounts
           ------------
     designated hereby,                  ,      .
                        -----------------  -----

          "Removal Notice Date" shall mean, with respect to the Removed Accounts
           -------------------
     designated hereby,                       (which shall be a date on or prior
                        ----------------------
     to the fifth Business Day prior to the Removal Date).

          2. Designation of Removed Accounts. The Transferor shall deliver to
             -------------------------------
     the Trustee, not later than three Business Days after the Removal Date, a computer file or microfiche list containing a true and complete list of each credit card account which as of the Removal Date shall be deemed to be a Removed Account, such accounts being identified by account number and by the amount of Principal Receivables in such accounts as of the close of business on the Removal Notice Date. Such list shall be marked as Schedule 1 to this Retransfer Agreement and shall be incorporated into and made a part of this Retransfer Agreement as of the Removal Date.

          3. Conveyance of Receivables. (a) The Trustee does hereby transfer,
             -------------------------
     assign, set-over and otherwise convey to the Transferor, without recourse on and after the Removal Date, all right, title and interest of the Trust in and to the Receivables now existing and hereafter created in the Removed Accounts designated hereby, all monies due or to become due with respect thereto (including all Finance Charge Receivables), all Collections, Recoveries and other proceeds (as defined in Section 9-306 of the UCC as in effect in the applicable jurisdiction) of such Receivables and Insurance Proceeds relating thereto.

          (b) In connection with such transfer, the Trustee agrees to execute and deliver to the Transferor on or prior to the date of this Retransfer Agreement, a termination statement with respect to the Receivables now existing and hereafter created in the Removed Accounts designated hereby (which may be a single termination statement with respect to all such Receivables) evidencing the release by the Trust of its lien on the Receivables in the Removed Accounts, and meeting the requirements of applicable state law, in such manner and such jurisdictions as are necessary to remove such lien.

          4. Acceptance by Trustee. The Trustee hereby acknowledges that, prior
             ---------------------
     to or contemporaneously with the execution and delivery of this Retransfer Agreement, the Transferor delivered to the Trustee the computer file or microfiche list described in Section 2 of this Retransfer Agreement.

          5. Representations and Warranties of the Transferor. The Transferor
             ------------------------------------------------
     hereby represents and warrants to the Trust as of the Removal Date:

          (a) Legal Valid and Binding Obligation. This Retransfer Agreement
              ----------------------------------
     constitutes a legal, valid and binding obligation of the Transferor enforceable against the Transferor in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws now or hereafter in effect affecting the enforcement or creditors' rights in general and except as such enforceability may be limited by general principles of equity (whether considered in a suit at law or in equity); and

          (b) Selection Procedures. No selection procedures believed by the
              --------------------
     Transferor to be materially adverse to the interests of the Investor Certificateholders were utilized in selecting the Removed Accounts designated hereby.

          6. Condition Precedent. The amendment of the Pooling and Servicing
             -------------------
     Agreement set forth in Section 7 hereof is subject to the satisfaction, on or prior to the Removal Date, of the following condition precedent:

          Officers' Certificate. The Transferor shall have delivered to the
          ---------------------
     Trustee an Officers' Certificate certifying that (i) as of the Removal Date, all requirements set forth in Section 2.7 of the Pooling and Servicing Agreement for designating Removed Accounts and reconveying the Receivables of such Removed Accounts, whether now existing of hereafter created, have been satisfied, and (ii) each of the representations and warranties made by the Transferor in Section 5 hereof is true and correct as of the Removal Date. The Trustee may conclusively rely on such Officer's Certificate, shall have no duty to make inquiries with regard to the matters set forth therein and shall incur no liability in so relying.

          7. Amendment of the Pooling and Servicing Agreement. The Pooling and
             ------------------------------------------------
     Servicing Agreement is hereby amended to provide that all references therein to the "Pooling and Servicing Agreement", to "this Agreement" and "herein" shall be deemed from and after the Removal Date to be a dual reference to the Pooling and Servicing Agreement as supplemented by this Retransfer Agreement. Except as expressly amended hereby, all of the representations, warranties, terms, covenants and conditions of the Pooling and Servicing Agreement shall remain unamended and shall continue to be, and shall remain, in full force and effect in accordance with its terms and except as expressly provided herein shall not constitute or be deemed to constitute a waiver of compliance with or a consent to non-compliance with any term or provision of the Pooling and Servicing Agreement.

          8. Counterparts. This Retransfer Agreement may be executed in two or
             ------------
     more counterparts (and by different parties on separate counterparts), each of which shall be an original, but all of which together shall constitute one and the same instrument.

          9. No Petition. Each of the Trustee and, with respect to the Trust,
             -----------
     the Transferor, severally and not jointly, hereby covenants and agrees that, prior to the date which is one (1) year and one (1) day after the payment in full of all Investor Certificates, it will not institute against, or join any other Person in instituting against, the Transferor or the Trust any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings or other similar proceeding under the laws of the United States or any state of the United States.

          IN WITNESS WHEREOF, the undersigned have caused this Retransfer Agreement to be duly executed and delivered by their respective duly authorized officers on the day and year first above written.

                                                  FIRST CONSUMERS CREDIT
                                                  CORPORATION


                                                  By:
                                                     ---------------------------
                                                  Title:
                                                        ------------------------


                                                  THE BANK OF NEW YORK,
                                                  as Successor Trustee


                                                  By:
                                                     ---------------------------
                                                  Title:
                                                        ------------------------

                                                                      SCHEDULE 1
                                                         to Retransfer Agreement

                                REMOVED ACCOUNTS
                                ----------------

                            Delivered to Trustee only

     As contained on an appropriately labeled computer record delivered contemporaneously with the Execution and delivery of the Existing Pooling Agreement.

                                                                       EXHIBIT D
                                                         to Amended and Restated
                                                 Pooling and Servicing Agreement

                     FORM OF MONTHLY SERVICER'S CERTIFICATE
                     --------------------------------------

                          FIRST CONSUMERS MASTER TRUST

          The undersigned, a duly authorized representative of First Consumers National Bank ("FCNB"), as Servicer pursuant to the Pooling and Servicing Agreement dated as of September 30, 1992, amended and restated as of February 1, 1999, and amended and restated a second time as of December 31, 2001, (the "Pooling and Servicing Agreement") among First Consumers Credit Corporation, FCNB and The Bank of New York, as Successor Trustee, does hereby certify as follows:

          1. Capitalized terms used in this Certificate have their respective meanings set forth in the Pooling and Servicing Agreement; provided that the "preceding Monthly Period" shall mean the Monthly Period immediately preceding the calendar month in which this Certificate is delivered. This Certificate is delivered pursuant to Section 3.4(c) of the Pooling and Servicing Agreement. References herein to certain sections and subsections are references to the respective sections and subsections of the Pooling and Servicing Agreement.

          2. FCNB is Servicer under the Pooling and Servicing Agreement.

          3. The undersigned is a Servicing Officer.

          4. The date of this Certificate is a Determination Date under the Pooling and Servicing Agreement.

          5. The aggregate amount of Collections processed during the preceding
     Monthly Period was equal to ..................................$
                                                                    ------------

          6. The aggregate amount of the Investor Percentage of Collections of Principal Receivables processed by the Servicer pursuant to Article IV during the preceding Monthly Period was equal to .............$
                                                                    ------------

          7. The aggregate amount of the Investor Percentage of Collections of Finance Charge Receivables processed by the Servicer pursuant to Article IV during the preceding Monthly Period was equal to .............$
                                                                    ------------

          8. The aggregate amount of Receivables as of the end of the last day of the preceding Monthly Period was equal to...............................
     ................$
                      -----------

          9. The aggregate amount of funds on deposit in the Finance Charge Account with respect to Collections processed as of the end of the last day of the preceding Monthly Period was equal to...............................
     ................$
                      -----------

          10. The aggregate amount of funds on deposit in the Principal Account with respect to Collections processed as of the end of the last day of the preceding Monthly Period was equal to......................................
     ................$
                      -----------

          11. The Available Cash Collateral Amount in connection with the Series Certificates as of the next succeeding Transfer Date is equal to...
     -------
     ................$
                      -----------

          12. The aggregate amount of withdrawals required to be made from the Cash Collateral Account pursuant to Article IV in connection with the
     Series         Certificates in the current calendar month is equal to......
            -------
     ................$
                      -----------

          13. The aggregate amount to be paid to the Cash Collateral Depositor
     in connection with the Series         Certificates from the Series
                                   -------                              -------
     Finance Charge Account pursuant to Article IV in the current calendar month is equal to.....$
                      -----------

          14. The sum of all amounts payable to the Investor Certificateholders on the Distribution Date in the current calendar month is equal to.........
     ................$
                      -----------

          15. Attached hereto is a true and correct copy of the statement required to be delivered by the Servicer on the date of this Certificate to
     the Paying Agent pursuant to the Series         Supplement.
                                             -------

          16. To the knowledge of the undersigned, there are no liens on any Receivables in the Trust except as described below:

               [If applicable, insert "None".]

          IN WITNESS WHEREOF, the undersigned has duly executed and delivered
     this certificate this      day of                ,      .
                           ----        ---------------  -----

                                               FIRST CONSUMERS NATIONAL BANK,
                                               as Servicer


                                               By:
                                                  ------------------------------
                                               Title:
                                                     ---------------------------

                                                                       EXHIBIT E
                                                         to Amended and Restated
                                                 Pooling and Servicing Agreement

                      FORM OF ANNUAL SERVICER'S CERTIFICATE
                      -------------------------------------

                          FIRST CONSUMERS MASTER TRUST

          The undersigned, a duly authorized representative of First Consumers National Bank ("FCNB") as Servicer pursuant to the Pooling and Servicing Agreement dated as of September 30, 1992, amended and restated as of February 1, 1999, and as amended and restated a second time as of December 31, 2001 (the Pooling and Servicing Agreement) among First Consumers Credit Corporation, FCNB and The Bank of New York, as successor trustee (the "Trustee"), does hereby certify that:

          1. FCNB is Servicer under the Pooling and Servicing Agreement.

          2. The undersigned is duly authorized pursuant to the Pooling and Servicing Agreement to execute and deliver this Certificate to the Trustee

          3. This Certificate is delivered pursuant to Section 3.5 of the Pooling and Servicing Agreement.

          4. A review of the activities of the Servicer during the calendar year
     ended December 31,       was conducted under my supervision.
                        -----

          5. Based on such review, the Servicer has, to the best of my knowledge, fully performed all its obligations under the Pooling and Servicing Agreement throughout such calendar year and no default in the performance of such obligations has occurred or is continuing except as set forth in paragraph 6 below.

          6. The following is a description of each default in the performance of the Servicer's obligations under the provisions of the Pooling and Servicing Agreement known to me to have been made during the calendar year
     ended December 31,      , which sets forth in detail the (i) nature of each
                        -----
     such default, (ii) the action taken by the Servicer, if any, to remedy each such default and (iii) the current status of each such default: [If applicable, insert "None"]

          IN WITNESS WHEREOF, the undersigned has duly executed this Certificate
     this day of       ,      .
                 ------  -----


                                               By:
                                                  ------------------------------
                                                  Name:
                                                       -------------------------
                                                  Title:
                                                        ------------------------

                                                                       EXHIBIT F
                                                         to Amended and Restated
                                                 Pooling and Servicing Agreement

                     PROVISIONS TO BE INCLUDED IN OPINION OF
                    COUNSEL PURSUANT TO SUBSECTION 13.2(d)(i)
                    -----------------------------------------

          (i) The amendment to the Amended and Restated Pooling and Servicing Agreement, attached hereto as Exhibit A (the "Amendment"), has been duly authorized, executed and delivered by Seller and FCNB and constitutes the legal, valid and binding agreement of Seller and FCNB, enforceable in accordance with its terms.

          (ii) The Amendment has been entered into in accordance with the terms and provisions of Section 13.1 of the Pooling and Servicing Agreement. 12892058

                                                                       EXHIBIT G
                                                         to Amended and Restated
                                                 Pooling and Servicing Agreement

                            PROVISIONS TO BE INCLUDED
                          IN ANNUAL OPINION OF COUNSEL
                          ----------------------------

          The opinions set forth below, which are to be delivered pursuant to subsection 13.2(d) of the Amended and Restated Pooling and Servicing Agreement ("Pooling and Servicing Agreement"), may be subject to certain qualifications, assumptions, limitations, and exceptions taken or made in the opinion of counsel to FCNB with respect to similar matters delivered on the Initial Closing Date.

          1. If the Pooling and Servicing Agreement constitutes a valid transfer and assignment of the Trust Assets, the Financing Statements having been filed in the offices of the Secretaries of State of the States of Delaware and Oregon, and in Washington, D.C., the Trustee has acquired (based upon certificates of Seller to the effect that (a) Seller acquired the Receivables and all rights to security for such Receivables and the proceeds thereof (including without limitation rights to bank accounts or certificates of deposit pledged as collateral) (the "Collateral") pursuant
                                                          ----------
     to the Receivables Purchase Agreement, (b) Seller has not transferred any interest in the Collateral other than to the Trustee or caused any lien to be imposed upon the Collateral, and (c) Seller will acquire pursuant to the Receivables Purchase Agreement all Collateral subsequently created in the Additional Accounts free and clear of any Lien or interest of any Person except for (x) Liens permitted under subsection 2.5(b) of the Pooling and Servicing Agreement, (y) the interest of the Holder of the Seller Interest, and (z) Seller's right to receive interest accruing on, and investment earnings in respect of, the Collection Subaccounts and the Collection Sub-subaccounts as provided in the Pooling and Servicing Agreement) all right, title and interest of Seller in the Trust Assets free and clear of any Lien or interest of any Person, except for (x) Liens permitted under subsection 2.5(b) of the Pooling and Servicing Agreement, (y) the interest of the Holder of the Seller Interest, and (z) Seller's right to receive interest accruing on, and investment earnings in respect of, the Collection Subaccounts and the Collection Sub-subaccounts as provided in the Pooling and Servicing Agreement.

          2. If the Pooling and Servicing Agreement does not constitute a valid transfer and assignment of all right, title, and interest in the Trust Assets, the Pooling and Servicing Agreement creates a valid security interest in favor of the Trustee for the benefit of the Investor Certificateholders in the Trust Assets. The Financing Statements having been filed in the offices of the Secretaries of State of the States of Delaware and Oregon, and in Washington, D.C., the Trust, for the benefit of the Investor Certificateholders has a first priority perfected security interest in that portion of the Trust Assets that consists of the Collateral now existing and hereafter created (other than Collateral in Additional Accounts), and all monies due or to become due with respect thereto, including the proceeds thereof. Such perfection and priority of the Trustee for the benefit of the Investor Certificateholders in such Collateral, and the proceeds thereof, would not be affected by an increase or decrease in the relative interests in the Collateral of the Holder of the Seller Interest and of the Investor Certificateholders. Such perfection and priority would be enforceable against Seller notwithstanding the insolvency of Seller except that such counsel need express no opinion as to the effect of
     Section 9-315 of the UCC as in effect in the applicable jurisdiction with respect to proceeds held by Seller upon its insolvency.

          3. No filings or other action, other than the filing of the financing statement(s) referred to in such opinion (the "Financing Statements") with respect to the Trust's interest in the Collateral and the proceeds thereof in the Offices of the Secretaries of State of the States of Delaware and Oregon, and in Washington, D.C., are necessary to perfect or continue the perfected status of the interest of the Trust in the Collateral and the proceeds thereof against third parties, except that appropriate continuation statements with respect to the Financing Statement(s) must be filed at five-year intervals.

          4. In the course of such counsel's representation of Seller in connection with this matter, and without independent investigation, such counsel has not become aware of (a) any type of right, lien, or interest of any government or agency or instrumentality thereof or any lien arising by operation of law which might be asserted against the Collateral or the proceeds arising under ERISA, (b) any such right, lien or interest which has been so asserted or (c) any lien arising by operation of law or any attachment or execution lien which had been asserted against the Collateral or the proceeds thereof.

                                                                      SCHEDULE 1
                                                         to Amended and Restated
                                                 Pooling and Servicing Agreement

                                LIST OF ACCOUNTS
                                ----------------

                            Delivered to Trustee only

     As contained on an appropriately labeled computer record delivered contemporaneously with the Execution and delivery of the Existing Pooling Agreement.

     Aggregate Receivables as of the Cut Off Date:           $152,900,177

     Aggregate Principal Receivables as of the Cut Off Date: $150,759,365

                                                                      SCHEDULE 2
                                                         to Amended and Restated
                                                 Pooling and Servicing Agreement

                   PERFECTION REPRESENTATIONS AND WARRANTIES
                   -----------------------------------------

          In addition to the representations, warranties and covenants contained in the Pooling and Servicing Agreement, Seller hereby represents, warrants and covenants to the Trust as follows:

          (1) The Pooling and Servicing Agreement creates either (A) a valid transfer to the Trust of all right, title and interest of Seller in, to and under (i) the Receivables conveyed to the Seller pursuant to the Receivables Purchase Agreement and (ii) all rights to security for such Receivables (including without limitation rights to bank accounts or certificates of deposit pledged as collateral) (the "Obligor Collateral"
                                                          ------------------
     and, together with the Receivables, the "Collateral") , and the Collateral
                                              ----------
     will be held by the Trust free and clear of any Lien, except for (w) the interests of the Trustee, the Certificateholders and the Enhancement Providers, (x) Liens permitted pursuant to paragraph 3 below, or (y) the interests of the Seller as holder of the Seller Interest or (B) a valid and continuing security interest (as defined in the applicable UCC) in the Collateral in favor of the Trust, which security interest is prior to all other Liens, and is enforceable as such against creditors of and purchasers from the Seller (other than Liens permitted pursuant to paragraph 3 below).

          (2) The Receivables constitute "accounts" within the meaning of the applicable UCC. The Obligor Collateral constitutes security interests on personal property securing certain of those accounts, and the creation and perfection of a security interest in such security interests is governed by Sections 9-203(g) and 9- 308(e), respectively, of the applicable UCC.

          (3) Immediately prior to the conveyance of, or the grant of the security interest in, the Collateral pursuant to the Pooling and Servicing Agreement, Seller owns and has good and marketable title to the Collateral, and a valid, perfected security interest in the collateral for the Receivables in any secured Accounts, in each case, free and clear of any Lien, claim or encumbrance of any Person; provided that nothing in this paragraph 3 shall prevent or be deemed to prohibit Seller from suffering to exist upon any of the Collateral any Liens for any taxes if such taxes shall not at the time be due and payable or if FCNB or Seller, as applicable, shall currently be contesting the validity thereof in good faith by appropriate proceedings and shall have set aside on its books adequate reserves with respect thereto.

          (4) Seller has caused, or will have caused within 10 days, the filing of all appropriate financing statements in the proper filing office in the appropriate jurisdictions under applicable law in order to perfect the security interest in the Collateral granted to the Trust under the Pooling and Servicing Agreement.

          (5) Other than the security interest granted to the Trust pursuant to the Pooling and Servicing Agreement, Seller has not pledged, assigned, sold, granted a security interest in, or otherwise conveyed any of the Collateral. Seller has not authorized the filing of and is not aware of any financing statements against Seller that include a description of collateral covering the Collateral.

          (6) Seller is not aware of any judgment, ERISA or tax lien filings against Seller.

          (7) Notwithstanding any other provision of the Pooling and Servicing Agreement, the representations and warranties set forth in this Schedule 2
                                                                     ----------
     shall be continuing, and remain in full force and effect, until such time as all Certificates have been finally and fully paid and shall survive the transfer of the Trust Assets to the Trust under the Pooling and Servicing Agreement and the termination of the rights and obligations of the Servicer pursuant to Article X thereof. The parties to the Pooling and Servicing
                 ---------
     Agreement shall not, without satisfying the Rating Agency Condition, waive a breach of any representation or warranty set forth in this Schedule 2. In
                                                                  ----------
     order to evidence the interests of Seller and the Trust under the Pooling and Servicing Agreement, Seller and Servicer shall take such action, or execute and deliver such instruments (other than filing financing statements) as may be necessary or advisable (including, without limitation, such actions as are requested by Indenture Trustee) to maintain and perfect, as a first priority interest, Seller's or the Trust's security interest in the Collateral. The Servicer shall, from time to time and within the time limits established by law, prepare and present to the Trustee for the Trustee's authorization and approval all financing statements, amendments, continuations or initial financing statements in lieu of a continuation statement, or other filings necessary to continue, maintain and perfect as a first-priority interest. The Trustee's approval of such filings shall authorize the Servicer to file such financing statements under the UCC without the signature of Seller or Trustee where allowed by applicable law. Notwithstanding anything else in the Pooling and Servicing Agreement to the contrary, the Servicer shall not have any authority to file a termination, partial termination, release, partial release, or any amendment that deletes the name of a debtor or excludes collateral of any such financing statements, without the prior written consent of the Trustee. The Trustee may require, prior to authorizing or filing any such termination, partial termination, release, partial release or amendment, that Servicer provide an Opinion of Counsel that such filings are authorized under the Pooling and Servicing Agreement.